PIMCO
-------------
       FUNDS
      -------



MULTI-MANAGER SERIES


SEMIANNUAL REPORT
DECEMBER 31, 1997



EMERGING MARKETS INTERNATIONAL DEVELOPED CORE EQUITY EMERGING MARKETS MID CAP GROWTH VALUE BALANCED INTERNATIONAL DEVELOPED MICRO CAP GROWTH SMALL CAP GROWTH CAPITAL APPRECIATION MID CAP GROWTH MID CAP EQUITY MICRO CAP GROWTH EQUITY INCOME VALUE SMALL CAP VALUE SMALL CAP GROWTH ENHANCED EQUITY RENAISSANCE BALANCED CORE EQUITY EMERGING MARKETS INTERNATIONAL DEVELOPED MID CAP EQUITY EQUITY INCOME RENAISSANCE ENHANCED EQUITY BALANCED MID CAP GROWTH VALUE INTERNATIONAL DEVELOPED CORE EQUITY SMALL CAP VALUE VALUE ENHANCED EQUITY CAPITAL APPRECIATION BALANCED RENAISSANCE SMALL CAP GROWTH BALANCED EMERGING MARKETS INTERNATIONAL DEVELOPED MICRO CAP GROWTH SMALL CAP VALUE ENHANCED EQUITY

Contents

Chairman's Message...........................1
Market Review................................2
An Interview with David Breed................3
Financial Highlights........................18
Statement of Assets and Liabilities.........26
Statement of Operations.....................28
Statement of Changes in Net Assets..........30
Notes to Financial Statements...............55

                                       Fund     Schedule of
                                       Summary  Investments
 Emerging Markets Fund.......................4           34
 International Developed Fund................5           36
 Capital Appreciation Fund...................6           38
 Mid Cap Growth Fund.........................7           39
 Micro Cap Growth Fund.......................8           41
 Small Cap Growth Fund.......................9           42
 Renaissance Fund...........................17           44
 Core Equity Fund...........................10           45
 Mid Cap Equity Fund........................11           46
 Equity Income Fund.........................12           47
 Value Fund.................................13           48
 Small Cap Value Fund.......................14           49
 Enhanced Equity Fund.......................15           51
 Balanced Fund..............................16           53

Chairman's Letter




Dear PIMCO Funds Shareholder:


The financial markets generated outstanding returns for investors in 1997. For the one-year period ended December 31, 1997, the stock market, as measured by the Standard & Poor's 500 Index of stocks, rose 33.4%. The overall bond market, as measured by the Lehman Aggregate Bond Index, posted a 9.7% return.

Positive Market Conditions. The last twelve months have been an exciting time for investors, as the value of many investment portfolios grew substantially. However, the stock market provided more than its share of nervous moments. In March, the overall stock market fell nearly 10%, based on unfounded fears of rising inflation. Then, in reaction to the escalating financial crisis in Southeast Asia, the Dow Jones Industrial Average fell 554 points on October 27th. But, as we have seen on so many occasions in recent years, investors viewed the market declines as buying opportunities, and stock prices rebounded sharply.

As we anticipated, bond yields fluctuated in a fairly narrow range in 1997. We expect this trend to persist, should long-term interest rates remain between 5 and 7% through the year 2000. Given this environment, we believe bonds will continue to post relatively strong returns in the coming years.

Looking Ahead. As we head into 1998, there are signs that the financial markets could provide solid, but less spectacular returns. We are in the midst of an economy that has grown at a steady pace, but not so fast that it has triggered an increase in inflation. This phenomenon has been a major factor in the stock and bond markets' ascent during the past several years.

However, it is highly unlikely that we will see a repeat of the recent dramatic stock market gains. Historically, from 1926-1997, stocks have posted an annual 11% return, yet for the three-year period ended December 31, 1997, stocks have risen 31% annually. As a result, going forward it will be important to adequately diversify and maintain realistic expectations about your investments.

On the next page, you will find a more complete review of the stock and bond markets, followed by a recent interview with David Breed, from the management team of PIMCO Capital Appreciation and Mid Cap Growth Funds. We have also provided an overview of Fund performance for the six-month period ended December 31, 1997, including specific market commentary.

As always, we appreciate the trust you have placed in us, and we will continue to work hard to help you meet your investing needs. If you have any questions regarding your investment, please contact your account manager or one of our representatives at 1-800-927-4648, or visit our website at www.pimcofunds.com.



Sincerely,



/s/ William D. Cvengros
William D. Cvengros
Chairman of the Board
February 6, 1998




                                                       1997 Semiannual Report  1

Market Review



The Stock Market

A Record-Breaking year

All told, 1997 was another outstanding year in the equity market. For the first time in its history, the overall stock market posted annual back-to-back-to-back 20%+ returns. During that three-year period the market rose 125%--its best cumulative performance since the 1933-1935 period.

Despite the largest single-day point drop in the Dow, stocks rebounded and posted outstanding results in 1997.

                           [LINE GRAPH APPEARS HERE]

                                 S&P 500 Index
                                 -------------
                                    748.03
                                     759.5
                                    776.17
                                    770.52
                                    786.16
                                    789.56
                                    808.48
                                    801.77
                                    790.82
                                    804.97
                                    793.17
                                     784.1
                                    773.88
                                     757.9
                                    737.65
                                    766.34
                                    765.37
                                    812.97
                                    824.78
                                    829.75
                                    847.03
                                    848.28
                                    858.01
                                    893.27
                                     898.7
                                     887.3
                                    916.92
                                    938.79
                                    947.14
                                    933.54
                                    900.81
                                    923.54
                                    899.47
                                    929.05
                                    923.91
                                    950.51
                                    945.22
                                    965.03
                                    966.98
                                    944.16
                                    941.64
                                    914.62
                                    927.51
                                    928.35
                                    963.09
                                     955.4
                                    983.79
                                    953.39
                                    946.78
                                    936.46


     1997 was largely known as the year of large-cap stocks, specifically the largest 50 companies. For much of the year investors flocked to these highly liquid, household names, as they looked for solace amid market volatility. The exception occurred during the third quarter of 1997, as small- and mid-cap stocks led the pack due to concerns that large-cap stocks were becoming overvalued. However, when the Asian currency crisis escalated in the fourth quarter, large-cap stocks were again the best performers, in particular stocks of companies with minimal reliance on overseas business.

     Aside from the historic bull run, the other noteworthy news has been the market's volatility. During 1997, the market rose or fell more than one percent from the previous day 32% of the time. That was more than double the 1996 level and triple that of 1995. Based on current market conditions there is little indication that this volatility will subside in the near future.

     The question on the minds of many investors is how much longer can the stock market's ascent continue? When the bull market began in October 1990, the Dow Jones Industrial Average stood at 2365. In July 1997, the Dow eclipsed 8000 and ended the year at 7908. During that seven year period the stock market has only had one correction of over 10%--another record.

     As we look ahead, we remain cautiously optimistic about the prospects for the stock market. The optimism lies in the fact that the current environment is positive and corporate profits, especially in companies with minimal exposure to Asian markets, are generally healthy. However, if the Asian situation intensifies and leads to disappointing corporate earnings, we could see a reversal of fortune. Therefore, it's important for investors to ensure that their portfolios are adequately diversified, and to maintain a long-term outlook during periods of market volatility.


The Bond Market

A Strong Rebound Takes Place

In our report to shareholders six months ago, we stated that "the prospects for the bond market are bright." At the time, our optimism may have looked like wishful thinking. In March, the Federal Reserve Board had raised interest rates 1/4 of a percentage point as a preemptive strike against inflation. This caused long-term interest rates to surge above 7.1% by the end of the first quarter of 1997.

After surging in early 1997 interest rates fell dramatically--causing bond prices to rise.

                           [LINE GRAPH APPEARS HERE]

                            30 Year Treasury Rates
                            ----------------------
                                     6.734
                                     6.848
                                     6.825
                                     6.893
                                     6.792
                                     6.706
                                     6.527
                                     6.645
                                     6.805
                                     6.816
                                     6.944
                                     6.971
                                      7.09
                                     7.126
                                     7.169
                                     7.056
                                     7.145
                                     6.877
                                     6.893
                                       6.9
                                     6.989
                                     6.908
                                     6.776
                                     6.726
                                     6.663
                                     6.744
                                     6.629
                                     6.531
                                     6.532
                                     6.456
                                     6.456
                                     6.636
                                     6.548
                                     6.651
                                     6.612
                                     6.643
                                     6.588
                                     6.379
                                     6.368
                                     6.295
                                     6.431
                                      6.44
                                     6.274
                                     6.154
                                     6.156
                                     6.114
                                     6.034
                                     6.055
                                     6.085
                                     5.926
                                     5.923
                                     5.901


     However, our forecast was correct, as the bond market shook off its early-year losses and rebounded dramatically. By the end of 1997, long-term interest rates had plunged to 5.9%. Virtually every sector of the bond market participated in the rally, led by high yield bonds.

     There were several factors that contributed to the bond market's rebound, including the strong U.S. dollar, signs of a slowing U.S. economy due to the Asian financial crisis, low inflation, and a subsequent reduced threat of a Federal Reserve interest rate hike. In addition, the volatility in the stock market caused many investors to reallocate assets into bonds. This led to positive supply-and-demand considerations for bonds.

     Looking ahead, we believe that interest rates will continue to fall, but not at the pace we have experienced in the past few months. Should the economy experience a few quarters of sluggish 1% growth, the yield on long-term Treasuries could drop to 5.5%. This would lead to strong returns in the bond market, especially relative to the low inflationary environment we anticipate going forward.

     In terms of specific sectors of the market, we foresee attractive opportunities in lower-coupon mortgage securities, provided that long-term interest rates do not fall below 5.5%. Emerging market debt in selective countries might also become attractive in 1998.


2   PIMCO Funds

PIMCO Capital Appreciation and
Mid Cap Growth Funds                                      [PHOTO OF DAVID BREED
                                                          APPEARS HERE]
                                                          David Breed


Despite the increased volatility in the stock market due to the crisis in Southeast Asia, the mutual funds managed by PIMCO Advisors' Cadence Capital Management continue to post outstanding results. While past performance is no guarantee of future results, both the PIMCO Capital Appreciation and Mid Cap Growth Funds have outperformed their respective indices over the 1-, 3-, 5-year and since inception periods ended December 31, 1997. We spoke with David Breed, Chief Investment Officer at Cadence, for an update on the Funds.


Q:   What's the secret behind your Funds' outstanding performance records?

A: First, we follow a "growth-at-a-reasonable-price" investment strategy. In other words, we look for strong growth companies, but we won't pay through the nose to get them. Second, as primarily an institutional manager we strictly adhere to our investment strategy. We simply will not jeopardize our portfolios by following the latest hot industry or investment trend.


Q:   Can you briefly describe your investment process?

A: Our investment strategy begins with taking a universe of roughly 4,000 stocks, and applying a systematic stock selection process. This helps us rank each security by growth and price considerations, such as expected earnings per share growth and price-to-earnings ratio. We then conduct fundamental research to select about 400 companies we believe can sustain their growth rates.


Q:   When do you sell a stock?

A: Our decision to sell a stock is as disciplined as our decision to buy a stock. To ensure adequate diversification we automatically trim holdings that grow to more than 2% of a fund's portfolio. In addition, we continually monitor and analyze our portfolios for holdings that we think should be sold. We consider selling a stock when it shows declining earnings expectations or announces a negative earnings surprise. A stock is also sold when it reaches an excessive relative valuation, a practice that has won praise from Morningstar for its tax efficiency.


Q:   Can you explain how selling certain stocks results in tax efficiency?

A: We help to offset realized capital gains by quickly selling off holdings that are underperforming. This reduces the amount of taxable capital gains distributions, and has helped to improve our funds' after-tax return potential.


Q: How are you positioning the Capital Appreciation Fund given the high valuations in the large-cap market?

A: We have a smaller market capitalization in the Fund relative to its benchmark, the S&P 500 Index. We have done this in reaction to the high prices of many large-cap stocks, and our belief that there is risk to the earnings of larger multinational corporations as a result of the crisis in Southeast Asia. We believe a more domestically-oriented portfolio that is not heavily weighted in multinationals will perform relatively well in a market that is affected by overseas turbulence.


Q:   What is your outlook for the mid-cap market and the Mid Cap Growth Fund?

A: Generally, mid-caps are not as exposed to the Asian crisis as larger-cap stocks. This is especially true among the large multinational companies that rely on foreign sales to boost their earnings. In addition, as a whole, mid-caps are well-positioned to participate in the ongoing acquisition wave, which we expect to be prevalent in 1998 as companies look for ways to boost their earnings in the aftermath of Southeast Asia.


Q:   What sets Cadence Capital Management apart from other investment managers?

A: Our "blended" approach of investing in growth stocks that are reasonably priced differentiates us from many of our peers. And given the high valuations in many sectors of the stock market, we believe this strategy will be particularly beneficial in the coming year.


The views of Mr. Breed are not indicative of any future performance of any PIMCO Fund. Refer to pages 6 and 7 for more complete performance information on the Capital Appreciation and Mid Cap Growth Funds.


                                                      1997 Semiannual Report   3

PIMCO Emerging Markets Fund

--------------------------------------------------------------------------------
FUND CHARACTERISTICS
--------------------------------------------------------------------------------

Portfolio Manager:

Blairlogie Capital Management
Edinburgh, Scotland


Objective and Primary Investments:

Seeks long-term growth of capital; invests primarily in common stocks of companies located in emerging market countries.

Total Net Assets:

$40 million


Top Ten Common Stocks:*

Company

Telefonos de Mexico - ADR               3.3%

Portugal Telecom                        2.4%

Magyar Tavkozlesi Rt.                   2.3%

Compania de Telecomunicaciones
de Chile SA SP - ADR                    2.1%

Telecomunicacoes Brasileiras - ADR      2.1%

Centrais Electricas Brasileiras SA 'B'  2.0%

Compania Anonima Nacional
Telefonos da Venezuela - ADR            2.0%

YPF Sociedad Anonima - ADR              1.9%

Telefonica de Argentina - ADR           1.9%

MOL Magyar Olaj-es Gazipare             1.5%

Top Ten Total                          21.5%

Country Classifications:*

[PIE CHART APPEARS HERE]

Mexico                                 13.2%

Portugal                                9.4%

Brazil                                  9.3%

Israel                                  8.6%

Chile                                   8.5%

Argentina                               8.1%

South Africa                            7.3%

Hungary                                 7.3%

India                                   6.0%

Turkey                                  5.7%

Other                                  16.6%

*% of Total Investments as of December 31, 1997

--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------

TOTAL RETURN INVESTMENT PERFORMANCE For the Period Ended December 31, 1997

                Inst'l Class      Admin. Class       MSCI Emerging           Lipper Emerging
               (Incep. 6/1/93)   (Incep. 11/1/94)   Markets Free Index      Markets Fund Average
---------------------------------------------------------------------------------------------------
6 Months          (16.12%)          (16.27%)           (24.91%)                  (19.10%)
1 Year             (2.01%)           (2.26%)           (11.59%)                   (2.35%)
3 Years*           (3.51%)           (3.79%)            (3.86%)                    0.74%
Since Inception*    5.82%            (9.31%)               --                       --


* Annualized

                 CUMULATIVE RETURNS THROUGH DECEMBER 31, 1997
                       $5,000,000 invested at inception

                           [LINE GRAPH APPEARS HERE]


                            EMERGING                    MSCI
                             MARKETS               EMERGING MARKETS
        MONTH                 FUND                   FREE INDEX
      ============        ============             ================
        05/31/93            5,000,000                  5,000,000
        06/30/93            5,075,000                  5,148,164
        09/30/93            5,855,000                  5,940,002
        12/31/93            7,823,240                  7,876,635
        03/31/94            7,471,168                  7,164,494
        06/30/94            7,227,825                  7,061,365
        09/30/94            8,781,082                  8,527,143
        12/31/94            7,214,695                  7,300,454
        03/31/95            5,850,342                  6,396,700
        06/30/95            6,472,487                  7,060,511
        09/30/95            6,423,370                  7,015,231
        12/31/95            6,310,276                  6,921,278
        03/31/96            6,728,758                  7,352,446
        06/30/96            6,971,038                  7,659,393
        09/30/96            6,673,695                  7,382,713
        12/31/96            6,614,667                  7,337,556
        03/31/97            7,184,801                  7,958,529
        06/30/97            7,727,259                  8,640,158
        09/30/97            7,184,801                  7,865,285
        12/31/97            6,481,820                  6,487,490

Past performance is not an indication of future results. The line graph above assumes the investment of $5,000,000 on 6/1/93, the Fund's Institutional Class inception, compared to the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index, an unmanaged market index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 11/1/94. The performance since inception (shown above) begins 11/1/94. The Fund may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty.

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

 . For the six-month semiannual period, Institutional Class shares of the Emerging Markets Fund declined 16.12%, while Administrative Class shares fell 16.27%. Although absolute returns were negative, relative performance was strong. The Fund led the average return of offerings with the same objective (as measured by the Lipper Emerging Markets Fund Average) which fell 19.10%, and widely outpaced the negative 24.91% return of its performance benchmark, the MSCI Emerging Markets Index.

 . The past six months were historically poor for emerging market countries. The economic crisis in Southeast Asia, led by the collapse of the Korean won and the Thai baht, dragged down all of emerging Asia, as foreign debt became increasingly hard to service from local resources. The Fund had no weighting in Korea for the entire fourth quarter, which helped it outperform much of the competition.

 . The Fund's best performers were located outside of Asia, including Eastern
  Europe. One winner was Matav, the largest telecommunications service provider in Hungary, which posted solid returns. Matav is currently unrolling a nationwide support system for integrated billing and call collection that is expected to lower administrative costs and enhance productivity.

 . While most Asian markets still look weak, the manager believes there will be investment opportunities in the region going forward. Collapsed currencies make Asian goods highly competitive in world markets. In addition, there has been a rise in consumer expectations stemming from higher educational levels and real income growth in the region over the past 15 years. Finally, at the most basic economic level, there is always demand for food, building materials, transportation, and other everyday needs. Well run companies that operate in these sectors will recover.

4   PIMCO Funds

PIMCO International Developed Fund

--------------------------------------------------------------------------------
FUND CHARACTERISTICS
--------------------------------------------------------------------------------

Portfolio Manager:

Blairlogie Capital Management
Edinburgh, Scotland

Objective and Primary Investments:

Seeks long-term growth of capital; invests primarily in a diversified portfolio of international equity securities.

Total Net Assets:
$95 million

Top Ten Common Stocks:*

Company

Nokia                               2.6%

Webs-Belgium                        2.1%

Royal Dutch Petroleum               2.0%

Novartis                            2.0%

Mannesmann                          1.6%

Roche Holding                       1.5%

Veba                                1.4%

ENI                                 1.4%

Societe Generale                    1.3%

NEC                                 1.3%

Top Ten Total                      17.2%

Country Classifications:*

[PIE CHART APPEARS HERE]

Japan                              14.7%

France                             13.1%

United Kingdom                     10.7%

Germany                            10.2%

Italy                               8.8%

Switzerland                         8.0%

Netherlands                         6.0%

Finland                             5.9%

Portugal                            3.9%

Ireland                             3.4%

Other                              15.3%

*% of Total Investments as of December 31, 1997

--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------

TOTAL RETURN INVESTMENT PERFORMANCE For the Period Ended December 31, 1997


                 Inst'l Class       Admin. Class                      Lipper International
                 (Incep. 6/8/93)   (Incep. 11/30/94)   EAFE Index     Fund Average
------------------------------------------------------------------------------------------
6 Months             (7.09%)             (7.17%)         (8.36%)             (6.43%)
1 Year                1.92%               1.63%           2.06%               5.49%
3 Years*              8.10%               7.84%           6.59%               8.58%
Since Inception*      8.20%               7.62%             --                  --

* Annualized

                 CUMULATIVE RETURNS THROUGH DECEMBER 31, 1997
                       $5,000,000 invested at inception

                           [LINE GRAPH APPEARS HERE]

                         INTERNATIONAL
                           DEVELOPED                     EAFE
   MONTH                     FUND                        INDEX
===========              =============                ===========
06/30/93                   5,000,000                   5,000,000
09/30/93                   5,423,992                   5,335,144
12/31/93                   5,479,424                   5,384,757
03/31/94                   5,714,257                   5,576,499
06/30/94                   6,022,148                   5,865,215
09/30/94                   6,011,711                   5,874,779
12/31/94                   5,865,613                   5,818,871
03/31/95                   6,061,496                   5,931,805
06/30/95                   6,115,908                   5,979,592
09/30/95                   6,616,498                   6,233,643
12/31/95                   6,870,485                   6,491,044
03/31/96                   7,084,285                   6,683,486
06/30/96                   7,246,079                   6,794,164
09/30/96                   7,153,626                   6,790,805
12/31/96                   7,270,848                   6,903,981
03/31/97                   7,173,579                   6,800,768
06/30/97                   7,976,047                   7,688,586
09/30/97                   7,830,144                   7,638,801
12/31/97                   7,410,313                   7,045,980

Past performance is not an indication of future results. The line graph above assumes the investment of $5,000,000 on 7/1/93, the first full month following the Fund's Institutional Class inception on 6/8/93, compared to the Morgan Stanley Capital International EAFE Index (Europe, Australasia, Far East), an unmanaged market index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 11/30/94. The Fund may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty.

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

 . For the six months ended December 31, 1997, the International Developed Fund posted a negative 7.09% return for Institutional Class shares, and a negative 7.17% for Administrative Class shares. However, these returns were better than the 8.36% decline in the return of the MSCI EAFE Index, the Fund's benchmark.

 . For the period, international markets produced mixed returns. Most European markets had relatively strong results, while Asian markets, harmed by the growing currency crisis, declined severely. The Fund benefited from underweighting many of those falling markets, including Japan, while emphasizing some countries that performed particularly well, such as Switzerland.

 . Recent winning holdings included Lloyds TSB Group PLC, a U.K.-based banking and financial services holding company. Its stock price rose on news that Bank of New York and Beneficial Corp. will acquire one of Lloyd's business lines. Another success was Societe Generale, a banking and financial services company headquartered in Paris. Management continued to make great progress in improving the company's financial strength, as evidenced by its higher-than-expected commission growth from both capital markets and the retail network.

 . As a whole, the weakness in Asia has taken the luster off of international stock prices. As a result, these markets have become more fairly valued compared to the United States. Therefore, the Fund's manager believes that exposure to international stocks continues to make sense for investors looking to diversify their portfolios.

                                                      1997 Semiannual Report   5

PIMCO Capital Appreciation Fund

--------------------------------------------------------------------------------
FUND CHARACTERISTICS
--------------------------------------------------------------------------------

Portfolio Manager:

Cadence Capital Management
Boston, Massachusetts

Objective and Primary Investments:

Seeks growth of capital; invests primarily in common stocks of companies with market capitalizations of at least $100 million that have improving fundamentals and whose stock is reasonably valued by the market.

Total Net Assets:

$753 million

Top Ten Common Stocks:*

Company

Kroger Co.                          1.7%

Safeway, Inc.                       1.7%

TJX Corp., Inc.                     1.7%

Omnicom Group                       1.7%

Carnival Corp. 'A'                  1.6%

Costco Cos.                         1.6%

Schering-Plough Corp.               1.6%

Southtrust Corp.                    1.5%

Travelers Group, Inc.               1.5%

Computer Associates
International, Inc.                 1.4%

Top Ten Total                      16.0%

Industry Classifications:*

[PIE CHART APPEARS HERE]

Financial and Business Services    26.2%

Consumer Discretionary             15.7%

Capital Goods                       9.8%

Energy                              8.9%

Health Care                         7.7%

Technology                          6.9%

Consumer Staples                    5.5%

Materials and Processing            4.5%

Other                              14.8%

*% of Total Investments as of December 31, 1997

--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------

TOTAL RETURN INVESTMENT PERFORMANCE For the Period Ended December 31, 1997


                                                                         Lipper Capital
                  Inst'l Class       Admin. Class                        Appreciation
                  (Incep. 3/8/91)   (Incep. 7/31/96)    S&P 500 Index    Fund Average
---------------------------------------------------------------------------------------
6 Months               16.17%           16.02%              10.58%            8.94%
1 Year                 34.23%           34.01%              33.36%           20.27%
3 Years*               32.65%              --               31.15%           21.51%
5 Years*               21.34%              --               20.27%           15.17%
Since Inception*       20.04%           39.51%                 --               --

* Annualized

                 CUMULATIVE RETURNS THROUGH DECEMBER 31, 1997
                 $5,000,000 invested at inception

                           [LINE GRAPH APPEARS HERE]

                               CAPITAL
                             APPRECIATION                  S&P 500
     MONTH                      FUND                        INDEX
==============               ============                  =======
03/31/91                      5,000,000                  5,000,000
06/30/91                      4,820,061                  4,989,052
09/30/91                      5,253,318                  5,256,026
12/31/91                      6,008,526                  5,696,591
03/31/92                      5,817,823                  5,552,878
06/30/92                      5,646,491                  5,658,669
09/30/92                      5,816,058                  5,837,050
12/31/92                      6,459,843                  6,130,939
03/31/93                      6,904,241                  6,398,680
06/30/93                      7,153,400                  6,429,835
09/30/93                      7,525,186                  6,595,972
12/31/93                      7,603,513                  6,748,903
03/31/94                      7,377,445                  6,492,973
06/30/94                      7,191,566                  6,520,301
09/30/94                      7,384,297                  6,839,131
12/31/94                      7,279,887                  6,838,055
03/31/95                      7,973,994                  7,503,845
06/30/95                      8,920,691                  8,220,215
09/30/95                      9,884,778                  8,873,410
12/31/95                      9,983,895                  9,407,652
03/31/96                     10,731,348                  9,912,614
06/30/96                     11,121,089                 10,357,452
09/30/96                     11,692,504                 10,677,563
12/31/96                     12,658,812                 11,567,641
03/31/97                     12,776,151                 11,877,772
06/30/97                     14,625,966                 13,951,386
09/30/97                     16,544,805                 14,996,459
12/31/97                     16,991,599                 15,426,988

Past performance is not an indication of future results. The line graph above assumes the investment of $5,000,000 on 4/1/91, the first full month following the Fund's Institutional Class inception on 3/8/91, compared to the S&P 500 Index, an unmanaged market index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 7/31/96.

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

 . The Capital Appreciation Fund posted outstanding results for the six-month period ended December 31, 1997, with returns of 16.17% for Institutional Class shares, and 16.02% for Administrative Class shares. These results solidly bested the 10.58% return of the S&P 500 Index, and the 8.94% average return of funds with the same objective (as measured by the Lipper Capital Appreciation Fund Average).

 . The Fund benefited from its large exposure to the retail sector, particularly through its holdings in the supermarket industry where technological and logistical upgrades have led to higher profits at many supermarkets. One example of this trend was the Fund's top holding, retail supermarket chain Kroger. The company has improved its operating and financial performance and has made good progress toward reducing its debt.

 . Another winner for the Fund was Carnival Corp., which announced its sixth dividend increase in seven years. This positive news stemmed from continued heavy consumer demand and strong pricing activity. The company also unveiled plans to expand its fleet over the next three years with seven new ships.

 . One factor that hindered the Fund's performance in the fourth quarter was its overweighted position in the energy sector. Falling oil prices at the end of 1997 resulted in declining stock prices for oil and natural gas drilling companies, including Fund holding Nabors Industries, Inc.

6   PIMCO Funds

PIMCO Mid Cap Growth Fund

--------------------------------------------------------------------------------
FUND CHARACTERISTICS
--------------------------------------------------------------------------------

Portfolio Manager:

Cadence Capital Management
Boston, Massachusetts

Objective and Primary Investments:

Seeks growth of capital; invests primarily in common stocks of companies with market capitalizations in excess of $500 million that have improving fundamentals and whose stock is reasonably valued by the market.

Total Net Assets:

$571 million

Top Ten Common Stocks:*

Company

Cullen/Frost Bankers, Inc.              1.5%

Falcon Drilling Co., Inc.               1.5%

Compuware Corp.                         1.4%

Borders Group, Inc.                     1.4%

Consolidated Stores Corp.               1.3%

Bed, Bath & Beyond, Inc.                1.3%

Dean Foods Co.                          1.3%

Union Planters Corp.                    1.2%

Mercantile BanCorp.                     1.2%

Richfood Holdings, Inc.                 1.2%

Top Ten Total                          13.3%

Industry Classifications:*

[PIE CHART APPEARS HERE]

Financial and Business Services        27.4%

Consumer Discretionary                 15.8%

Energy                                 10.7%

Technology                              7.8%

Materials and Processing                7.1%

Consumer Staples                        5.4%

Capital Goods                           4.7%

Health Care                             4.1%

Other                                  17.0%

* % of Total Investments as of December 31, 1997


--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------

TOTAL RETURN INVESTMENT PERFORMANCE  For the Period Ended December 31, 1997

                 Inst'l Class      Admin. Class                            Lipper Mid-Cap
                 (Incep. 8/26/91)  (Incep. 11/30/94)   S&P Mid-Cap Index    Fund Average
----------------------------------------------------------------------------------------
6 Months              17.83%             17.72%            17.05%             10.56%
1 Year                34.17%             33.86%            32.25%             19.69%
3 Years*              31.47%             31.13%            27.33%             22.52%
5 Years*              20.76%              --               17.80%             15.24%
Since Inception*      19.92%             31.11%             --                  --

* Annualized


                 CUMULATIVE RETURNS THROUGH DECEMBER 31, 1997
                       $5,000,000 invested at inception

                           [LINE GRAPH APPEARS HERE]

                   Mid Cap             S&P 500
   Month           Growth              Mid-Cap
                    Fund                Index
 ==========      ===========         ===========
  08/31/91        5,000,000           5,000,000
  09/30/91        4,974,950           4,983,725
  12/31/91        5,665,299           5,595,982
  03/31/92        5,555,924           5,567,702
  06/30/92        5,378,127           5,394,740
  09/30/92        5,541,064           5,604,466
  12/31/92        6,185,404           6,262.637
  03/31/93        6,470,422           6,468,100
  06/30/93        6,765,881           6,618,816
  09/30/93        7,201,787           6,951,557
  12/31/93        7,160,996           7,136,600
  03/31/94        7,033,122           6,865,539
  06/30/94        6,700,295           6,615,199
  09/30/94        7,026,048           7,063,068
  12/31/94        6,991,678           6,880,817
  03/31/95        7,582,451           7,444,211
  06/30/95        8,493,975           8,093,438
  09/30/95        9,501,369           8,883,373
  12/31/95        9,599,034           9,010,329
  03/31/96       10,152,383           9,565,006
  06/30/96       10,325,462           9,840,533
  09/30/96       11,095,622          10,127,009
  12/31/96       11,841,245          10,740,502
  03/31/97       11,774,758          10,580,948
  06/30/97       13,483,461          12,135,971
  09/30/97       15,750,651          14,087,537
  12/31/97       15,887,569          14,204,712

Past performance is not an indication of future results. The line graph above assumes the investment of $5,000,000 on 9/1/91, the first full month following the Fund's Institutional Class inception on 8/26/91, compared to the S&P Mid-Cap Index, an unmanaged market index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 11/30/94.


--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------


 .    The Mid Cap Growth Fund posted excellent results for the semiannual period ended December 31, 1997, with returns of 17.83% and 17.72%, respectively, for Institutional and Administrative Class shares. These results edged the 17.05% return of the S&P Mid-Cap Index and significantly led the 10.56% average return of funds with the same objective (as measured by the Lipper Mid-Cap Fund Average).

 .    Financial services represented the Fund's largest weighting and top performing sector during the period. Strong results were aided by the acquisition trend within the banking industry, as evidenced by the performance of one of the Fund's largest holdings, Cullen/Frost Bankers, Inc., which purchased Harrisburg Bancshares, Inc., a smaller competitor.

 .    Returns were also helped by the strong performance of milk and food distributor Dean Foods. The company announced a restructuring plan in 1996 following several quarters of underperformance. Since then, it has consistently beaten analysts' earnings estimates.

 .    Detracting from Fund performance, especially during the fourth quarter, was its overweighted position in the energy sector. Falling oil prices at the end of 1997 resulted in declining stock prices for oil and natural gas drilling companies. The sell-off in oil stemmed from concerns about a possible oversupply and decreasing demand in Southeast Asia.

                                                       1997 Semiannual Report 7

PIMCO Micro Cap Growth Fund

--------------------------------------------------------------------------------
FUND CHARACTERISTICS
--------------------------------------------------------------------------------

Portfolio Manager:

Cadence Capital Management
Boston, Massachusetts

Objective and Primary Investments:

Seeks long-term growth of capital; invests primarily in common stocks of companies with market capitalizations of less than $100 million that have improving fundamentals and whose stock is reasonably valued by the market.

Total Net Assets:

$215 million

Top Ten Common Stocks:*

Company

Atlantic Coast Airlines, Inc.           2.2%

Crossmann Communities, Inc.             2.0%

Community First Bankshares, Inc.        1.9%

Gardner Denver Machinery, Inc.          1.9%

Pillowtex Corp.                         1.9%

Warren Bancorp, Inc.                    1.9%

Virco Manufacturing Corp.               1.8%

Chittenden Corp.                        1.8%

Provident Bankshares Corp.              1.8%

Osteotech, Inc.                         1.8%

Top Ten Total                          19.0%

Industry Classifications:*

[PIE CHART APPEARS HERE]

Consumer Discretionary                 26.3%

Financial and Business Services        20.0%

Technology                              7.8%

Energy                                  7.5%

Capital Goods                           5.9%

Transportation                          5.1%

Health Care                             4.9%

Consumer Staples                        3.6%

Other                                  18.9%

*% of Total Investments as of December 31, 1997

--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------

TOTAL RETURN INVESTMENT PERFORMANCE  For the Period Ended December 31, 1997

                  Inst'l Class      Admin. Class                            Lipper Micro-Cap
                  (Incep. 6/25/93)  (Incep. 4/1/96)   Russell 2000 Index    Fund Average
--------------------------------------------------------------------------------------------
6 Months              20.99%            20.85%              11.04%              16.57%
1 Year                36.69%            36.37%              22.36%              29.69%
3 Years*              32.12%              --                22.34%              26.06%
Since Inception*      25.01%            30.64%                --                  --

* Annualized

                 Cumulative Returns Through December 31, 1997
                 $5,000,000 invested at inception

                           [LINE GRAPH APPEARS HERE]

                          Micro Cap               Russell
    Month                Growth Fund            2000 Index
=============            ===========            ==========
06/30/93                  5,000,000              5,000,000
09/30/93                  5,442,666              5,437,157
12/31/93                  5,893,716              5,579,823
03/31/94                  5,763,413              5,431,753
06/30/94                  5,487,771              5,220,213
09/30/94                  5,958,868              5,582,590
12/31/94                  5,953,856              5,478,183
03/31/95                  6,124,253              5,730,740
06/30/95                  6,941,154              6,267,918
09/30/95                  7,813,183              6,886,946
12/31/95                  8,111,989              7,036,188
03/31/96                  8,444,657              7,395,160
06/30/96                  9,452,898              7,765,118
09/30/96                  9,601,319              7,791,416
12/31/96                 10,044,807              8,196,760
03/31/97                  9,581,728              7,772,822
06/30/97                 11,348,288              9,032,885
09/30/97                 13,800,890             10,377,483
12/31/97                 13,730,013             10,029,924

Past performance is not an indication of future results. The line graph above assumes the investment of $5,000,000 on 7/1/93, the first full month following the Fund's Institutional Class inception on 6/25/93, compared to the Russell 2000 Index, an unmanaged market index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 4/1/96.

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

 . Investors in the Micro Cap Growth Fund enjoyed very strong performance results over the six months ended December 31, 1997. The Fund's Institutional Class shares returned 20.99% while Administrative Class shares rose 20.85%. These returns easily surpassed the Russell 2000 Index and the average micro cap fund (as measured by the Lipper Micro-Cap Fund Average) which increased 11.04% and 16.57%, respectively.

 . The Fund's overweight position in financial services companies boosted performance. These firms benefited from low interest rates, reasonable stock price multiples and an active market for mergers and acquisitions. A leading holding for the Fund was Abington Bancorp, Inc.

 . While representing a relatively small proportion of the Fund's investment portfolio, the health care sector also posted strong gains. Driving much of the group's favorable relative performance were Osteotech, Inc. and Sheridan Healthcare, Inc.

 . The Fund also held a significant stake in consumer discretionary stocks which delivered mixed returns overall. While holdings such as Pillowtex Corp., Movado Group, Inc. and Virco Manufacturing Corp. were significant contributors, disappointing earnings growth prompted the manager to trim the Fund's position in this sector by selling less successful names like American Woodmark Corp. and Chattem, Inc.


8  PIMCO Funds

PIMCO Small Cap Growth Fund

--------------------------------------------------------------------------------
FUND CHARACTERISTICS
--------------------------------------------------------------------------------

Portfolio Manager:

Cadence Capital Management
Boston, Massachusetts

Objective and Primary Investments:

Seeks growth of capital; invests primarily in common stocks of companies with market capitalizations between $50 million and $1 billion that have improving fundamentals and whose stock is reasonably valued by the market.

Total Net Assets:

$39 million

Top Ten Common Stocks:*

Company

Fred Meyer, Inc.                        1.4%

Associated Banc-Corp                    1.4%

Protective Life Corp.                   1.3%

Mueller Industries, Inc.                1.3%

Oneok, Inc.                             1.2%

Coach USA, Inc.                         1.2%

Veritas DGC, Inc.                       1.2%

First Midwest Bancorp, Inc.             1.2%

Westamerica BanCorp                     1.2%

Peoples Heritage
Financial Group                         1.1%

Top Ten Total                          12.5%

Industry Classifications:*

[PIE CHART APPEARS HERE]

Financial and Business Services        23.2%

Consumer Discretionary                 15.7%

Capital Goods                          12.4%

Energy                                 10.6%

Technology                              7.8%

Health Care                             5.0%

Materials and Processing                4.6%

Consumer Staples                        4.5%

Other                                  16.2%

*% of Total Investments as of December 31, 1997

--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------

TOTAL RETURN INVESTMENT PERFORMANCE  For the Period Ended December 31, 1997


                 Inst'l Class      Admin. Class                              Lipper Small-Cap
                 (Incep. 1/17/91)  (Incep. 9/27/95)     Russell 2000 Index   Fund Average
----------------------------------------------------------------------------------------------
6 Months             13.20%            13.03%                 11.04%            10.55%
1 Year               26.72%            27.05%                 22.36%            20.63%
2 Years*             21.68%            21.77%                 19.39%            19.83%
3 Years*             21.73%              --                   22.34%            22.78%
5 Years*             17.68%              --                   16.41%            16.51%
Since Inception*     22.89%            17.18%                   --                --

* Annualized

                 Cumulative Returns Through December 31, 1997
                 $5,000,000 invested at inception

                           [LINE GRAPH APPEARS HERE]


                      Small Cap             Russell
    Month            Growth Fund          2000 Index
=============        ===========          ==========
01/31/91               5,000,000           5,000,000
03/31/91               5,843,531           5,950,725
06/30/91               5,766,171           5,858,483
09/30/91               6,383,633           6,336,132
12/31/91               6,995,446           6,699,007
03/31/92               7,247,813           7,201,466
06/30/92               6,694,376           6,710,181
09/30/92               6,955,598           6,902,452
12/31/92               8,162,949           7,932,403
03/31/93               9,066,884           8,271,465
06/30/93               9,374,314           8,452,035
09/30/93              10,250,718           9,191,009
12/31/93              10,158,807           9,432,172
03/31/94               9,979,534           9,181,873
06/30/94               9,631,853           8,824,285
09/30/94              10,316,350           9,436,850
12/31/94              10,214,126           9,260,359
03/31/95              10,437,578           9,687,283
06/30/95              11,296,106          10,595,333
09/30/95              13,160,169          11,641,742
12/31/95              12,445,286          11,894,022
03/31/96              13,037,010          12,500,831
06/30/96              13,253,339          13,126,211
09/30/96              13,717,811          13,170,664
12/31/96              14,540,393          13,855,860
03/31/97              13,738,667          13,139,233
06/30/97              16,277,466          15,269,253
09/30/97              18,877,002          17,542,170
12/31/97              18,425,982          16,954,654

Past performance is not an indication of future results. The line graph above assumes the investment of $5,000,000 on 2/1/91, the first full month following the Fund's Institutional Class inception on 1/17/91, compared to the Russell 2000 Index, an unmanaged market index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 9/27/95.

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

 . Small Cap Growth Fund shareholders experienced favorable returns over the semiannual period ended December 31, 1997, a period in which Institutional and Administrative Class shares returned 13.20% and 13.03%, respectively. These results bested the 11.04% return of the Russell 2000 Index of small-cap stocks, as well as the 10.55% average return of funds with the same objective (the Lipper Small-Cap Fund Average).

 . Stocks in defensive sectors, such as financial services and utilities provided the strongest relative returns in 1997's second half. In addition, highly liquid, stable growth stocks were rewarded, as demonstrated by the double-digit returns of health care and consumer staples.

 . The Fund's largest sector position was financial services. During the latter half of the year, companies in this sector benefited from low interest rates, reasonable price multiples and industry consolidation. Successful holdings included Associated Banc-Corp, Colonial BancGroup, Inc. and Protective Life Corp. Consumer discretionary stocks also contributed to performance. Several holdings in this sector saw significant price gains, including food and general merchandise food store chain Fred Meyer, Inc.; furniture maker Ethan Allen Interiors, Inc.; and home furnishings specialty store Pier 1 Imports, Inc.

 . Detracting from relative returns were holdings in the energy sector. The poor performance in this sector can be attributed to energy prices falling quickly at the end of the year on fears that a significant economic slowdown in Asia will reduce global demand for energy, allowing supply to build up, and depressing energy prices.

                                                     1997 Semiannual Report   9

PIMCO Core Equity Fund

--------------------------------------------------------------------------------
FUND CHARACTERISTICS
--------------------------------------------------------------------------------

Portfolio Manager:

Columbus Circle Investors
Stamford, Connecticut

Objective and Primary Investments:

Seeks long-term growth of capital, with income as a secondary objective; invests primarily in common stocks of companies with market capitalizations in excess of $3 billion.

Total Net Assets:

$100 million

Top Ten Common Stocks:*


Company
HBO & Co.                           4.5%

Eli Lilly & Co.                     3.8%

Pfizer, Inc.                        3.3%

Schlumberger Limited                3.2%

Cendant Corp.                       3.2%

Safeway, Inc.                       3.1%

AT&T Corp.                          3.1%

Tele-Communications `A'             2.9%

America Online, Inc.                2.9%

TJX Corp., Inc.                     2.7%

Top Ten Total                      32.7%

Industry Classifications:*

[PIE CHART APPEARS HERE]

Consumer Discretionary             19.6%

Health Care                        17.7%

Technology                         13.9%

Financial and
  Business Services                13.6%

Communications                      7.8%

Energy                              6.0%

Consumer Staples                    4.1%

Materials and Processing            4.1%

Other                              13.2%

*% of Total Investments as of December 31, 1997

--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------

TOTAL RETURN INVESTMENT PERFORMANCE  For the Period Ended December 31, 1997

                      Inst'l Class        Admin. Class                            Lipper Growth
                     (Incep. 12/28/94)   (Incep. 5/31/95)    S&P 500 Index        Fund Average
-----------------------------------------------------------------------------------------------
6 Months                  11.29%              11.17%             10.58%               9.15%
1 Year                    25.32%              24.93%             33.36%              25.18%
2 Years*                  21.58%              21.24%             28.06%              22.24%
3 Years*                  23.67%                --               31.15%              24.99%
Since Inception*          23.61%*             21.02%               --                  --

* Annualized

                 CUMULATIVE RETURNS THROUGH DECEMBER 31, 1997
                       $5,000,000 invested at inception

                           [LINE GRAPH APPEARS HERE]


 Month               Core Equity Fund         S&P 500 Index
========             ================         =============
12/31/94                5,000,000               5,000,000
03/31/95                5,339,660               5,486,828
06/30/95                5,921,094               6,010,639
09/30/95                6,422,032               6,488,256
12/31/95                6,397,852               6,878,895
03/31/96                6,772,780               7,248,124
06/30/96                6,987,958               7,573,391
09/30/96                7,255,188               7,807,457
12/31/96                7,546,203               8,458,284
03/31/97                7,327,631               8,685,052
06/30/97                8,496,992              10,201,283
09/30/97                9,322,102              10,965,443
12/31/97                9,456,557              11,280,246

Past performance is not an indication of future results. The line graph above assumes the investment of $5,000,000 on 1/1/95, the first full month following the Fund's Institutional Class inception on 12/28/94, compared to the S&P 500 Index, an unmanaged market index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 5/31/95.

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

 . The latter six months of 1997 saw the Core Equity Fund's Institutional and Administrative Class shares return a solid 11.29% and 11.17%, respectively. In comparison, the S&P 500 Index returned a lesser 10.58%, and the Fund also outperformed the 9.15% average return of funds with the same investment objective (as measured by the Lipper Growth Fund Average).

 . The Fund maintained its large exposure to the healthcare sector during the period, as the world's aging population continued to accelerate demand for certain prescription medicines and healthcare services. HBO & Company, a provider of computerized information systems to the healthcare sector and the Fund's top holding, illustrated the healthcare industry's good fortunes, as it posted excellent results during the fourth quarter.

 . AT&T Corp., which outperformed all other stocks in the Dow Jones Industrial
  Average during the latter half of 1997, also boosted performance. AT&T's success was attributed to the company's new Chief Executive Officer, Michael Armstrong, who is moving swiftly to reverse AT&T's profit decline.

 . Although the healthcare sector in general stood out as a solid performer, one particular stock in this industry hampered results. Oxford Health Plans, Inc., one of the nation's largest HMOs, surprised investors when it announced that earnings would fall significantly short of expectations due to higher medical costs. Oxford's shares lost nearly half of their value as a result of this news.

10   PIMCO Funds

PIMCO Mid Cap Equity Fund

--------------------------------------------------------------------------------
FUND CHARACTERISTICS
--------------------------------------------------------------------------------

Portfolio Manager:

Columbus Circle Investors
Stamford, Connecticut

Objective and Primary Investments:

Seeks long-term growth of capital; invests primarily in common stocks of companies with market capitalizations between $800 million and $3 billion.

Total Net Assets:

$7 million

Top Ten Common Stocks:*


Company
Dime Bancorp, Inc.                        4.9%

Intuit, Inc.                              3.3%

Teleport Communications Group, Inc.       3.0%

Abercrombie & Fitch Co. 'A'               2.9%

Paging Network, Inc.                      2.5%

Sunbeam-Oster, Inc.                       2.4%

Sun Co., Inc.                             2.4%

Fred Meyer, Inc.                          2.3%

Southwest Airlines Co.                    2.3%

Weatherford Enterra, Inc.                 2.3%

Top Ten Total                            28.3%

Industry Classifications:*

[PIE CHART APPEARS HERE]

Financial and
  Business Services                      22.0%

Consumer Discretionary                   18.7%

Technology                               13.6%

Energy                                    8.0%

Communications                            6.5%

Consumer Services                         5.6%

Miscellaneous                             4.0%

Transportation                            3.3%

Other                                    18.3%

*% of Total Investments as of December 31, 1997

--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------

TOTAL RETURN INVESTMENT PERFORMANCE  For the Period Ended December 31, 1997

                    Inst'l Class        Admin. Class                                Lipper Mid-Cap
                   (Incep. 12/28/94)   (Incep. 8/21/97)     S&P Mid-Cap Index       Fund Average
-------------------------------------------------------------------------------------------------------
6 Months                  8.52%               --                17.05%                 10.56%
1 Year                   16.22%               --                32.25%                 19.69%
3 Years*                 21.55%               --                27.33%                 22.52%
Since Inception            --               (0.29%)               --                     --
Since Inception*         21.46%               --                  --                     --

* Annualized

                 CUMULATIVE RETURNS THROUGH DECEMBER 31, 1997
                       $5,000,000 invested at inception

                           [LINE GRAPH APPEARS HERE]

                         Mid Cap                 S&P 500
 Month                 Equity Fund            Mid Cap Index
========               ===========            =============
12/31/94                5,000,000               5,000,000
03/31/95                5,370,000               5,409,394
06/30/95                5,850,000               5,881,160
09/30/95                6,375,000               6,455,173
12/31/95                6,585,784               6,547,426
03/31/96                7,002,866               6,950,487
06/30/96                7,548,678               7,150,700
09/30/96                7,574,424               7,358,871
12/31/96                7,725,848               7,804,670
03/31/97                7,266,187               7,688,729
06/30/97                8,273,906               8,818,698
09/30/97                9,700,035              10,236,819
12/31/97                8,978,700              10,321,966

Past performance is not an indication of future results. The line graph above assumes the investment of $5,000,000 on 1/1/95, the first full month following the Fund's Institutional Class inception on 12/28/94, compared to the S&P Mid-Cap Index, an unmanaged market index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annual basis. The Administrative Class commenced operations on 8/21/97.

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

 . The Mid Cap Equity Fund's Institutional Class shares posted disappointing results for the semiannual period ended December 31, 1997. The Fund's 8.52% return lagged both the 17.05% advance of the S&P Mid-Cap Index, and the average mid-cap fund, which posted a 10.56% return (as measured by the Lipper Mid-Cap Fund Average).

 . The finance sector was the best performing industry for the Fund during the second half of 1997, with several factors adding to favorable results. Most important was the declining interest rate environment, as the yield on the 30-year Treasury bond decreased from 6.4% to 5.9%. Financial sector stocks also received a boost from a very favorable merger and acquisition trend. Dime Bancorp, Inc. benefited from this trend through its acquisition of North American Mortgage Co., which was warmly received by analysts and investors.

 . Fred Meyer, Inc., a multi-product retail chain, was another Fund holding that performed well through acquisition. Its stock traded higher on announced plans to buy Quality Food Centers, Inc. and Ralph's Grocery Co. The combination will create one of the largest supermarket companies in the United States.

 . Less positive for performance was the Fund's overweighted exposure to the technology sector, which performed poorly as a result of the Southeast Asian currency crisis. Many technology stocks declined as the market quickly concluded that 1998 growth in global technology spending would be negatively impacted due to lower sales in Asian countries.

                                                    1997 Semiannual Report    11

PIMCO Equity Income Fund

--------------------------------------------------------------------------------
FUND CHARACTERISTICS
--------------------------------------------------------------------------------

Portfolio Manager:

NFJ Investment Group
Dallas, Texas

Objective and Primary Investments:

Seeks current income as a primary investment objective, and long-term growth of capital as a secondary objective; invests primarily in common stocks with below-average price to earnings ratios and higher dividend yields relative to their industry groups.

Total Net Assets:

$172 million

Top Ten Common Stocks:*


Company
Southern New England
Telecommunications Corp.            4.5%

PNC Bank Corp.                      4.3%

RJR Nabisco Holdings Corp.          4.1%

Supervalu, Inc.                     4.0%

GATX Corp.                          2.2%

Washington Water Power Co.          2.2%

Maytag Corp.                        2.2%

U.S. West Communications Group      2.2%

Bell Atlantic Corp.                 2.1%

Peoples Energy Corp.                2.1%

Top Ten Total                      29.9%

Industry Classifications:*

[PIE CHART APPEARS HERE]

Utilities                          21.3%

Consumer Discretionary             18.4%

Financial and
  Business Services                12.9%

Materials and Processing           11.1%

Consumer Staples                   10.1%

Energy                              9.2%

Health Care                         4.1%

Capital Goods                       3.9%

Other                               9.0%

*% of Total Investments as of December 31, 1997

--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------

TOTAL RETURN INVESTMENT PERFORMANCE  For the Period Ended December 31, 1997

                    Inst'l Class         Admin. Class                            Lipper Equity
                    (Incep. 3/8/91)     (Incep. 11/30/94)     S&P 500 Index      Income Fund Average
-----------------------------------------------------------------------------------------------------
6 Months                 14.13%             14.01%               10.58%                 11.07%
1 Year                   31.38%             31.03%               33.36%                 27.44%
3 Years*                 28.67%             28.38%               31.15%                 25.50%
5 Years*                 17.85%               --                 20.27%                 17.00%
Since Inception*         17.73%             27.56%                 --                     --

* Annualized


                 CUMULATIVE RETURNS THROUGH DECEMBER 31, 1997
                       $5,000,000 invested at inception

                           [LINE GRAPH APPEARS HERE]


 Month              Equity Income Fund        S&P 500 Index
=======             ==================        =============
03/31/91                5,000,000               5,000,000
06/30/91                5,134,629               4,989,052
09/30/91                5,532,987               5,256,026
12/31/91                5,820,738               5,696,591
03/31/92                6,017,412               5,552,878
06/30/92                6,141,420               5,658,669
09/30/92                6,283,491               5,837,050
12/31/92                6,678,968               6,130,939
03/31/93                7,009,814               6,398,680
06/30/93                7,048,480               6,429,835
09/30/93                7,279,450               6,595,972
12/31/93                7,244,360               6,748,903
03/31/94                7,031,262               6,492,973
06/31/94                7,030,089               6,520,301
09/30/94                7,420,033               6,839,131
12/31/94                7,138,119               6,838,055
03/31/95                7,819,936               7,503,845
06/30/95                8,345,382               8,220,215
09/30/95                8,990,321               8,873,410
12/31/95                9,513,516               9,407,652
03/31/96                9,980,549               9,912,614
06/30/96               10,419,988              10,357,452
09/30/96               10,636,733              10,677,563
12/31/96               11,556,478              11,567,641
03/31/97               11,746,786              11,877,772
06/30/97               13,303,510              13,951,386
09/30/97               14,693,065              14,996,459
12/31/97               15,183,146              15,426,988

Past performance is not an indication of future results. The line graph above assumes the investment of $5,000,000 on 4/1/91, the first full month following the Fund's Institutional Class inception on 3/8/91, compared to the S&P 500 Index, an unmanaged market index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 11/30/94.

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

 . The Equity Income Fund delivered strong performance for the six months ended
  December 31, 1997. Specifically, the Fund's Institutional and Administrative Class shares returned 14.13% and 14.01%, respectively. These returns handily outperformed the S&P 500 Index return of 10.58%, and the 11.07% average return of funds with the same objective (as measured by the Lipper Equity Income Fund Average).

 . During the third quarter of 1997, the stock market as a whole did very well.
  Effective stock selection further enhanced performance, most notably from holdings in the finance and consumer staples sectors. Examples of stocks that buoyed returns during the period were Bankers Trust, Bear Stearns, Chase Manhattan and Maytag.

 . In the turbulent fourth quarter, the Asian crisis caused investors to quickly reassess the short-term prospects for many sectors of the marketplace. During this period, Fund performance was boosted by successful sector selection, including an overweighted position in the utility sector and an underweighted allocation to technology stocks. In particular, the Fund benefited from holdings such as Southern New England Telecommunications, which was subject to takeover rumors. PG&E Corp., PNC Bank Corp., RJR Nabisco and Supervalu also performed well.

 . On the downside, Fund performance was hurt somewhat by holdings such as Capstead Mortgage and Phelps Dodge. In addition, the Fund suffered from the continuing lag of value versus growth stocks.

12   PIMCO Funds

PIMCO Value Fund

--------------------------------------------------------------------------------
FUND CHARACTERISTICS
--------------------------------------------------------------------------------

Portfolio Manager:

NFJ Investment Group
Dallas, Texas

Objective and Primary Investments:

Seeks long-term growth of capital and income; invests primarily in common stocks with below-average price to earnings ratios relative to their industry groups.

Total Net Assets:

$208 million

Top Ten Common Stocks:*

Company

Supervalu, Inc.                         3.0%

American Greetings Corp. 'A'            3.0%

Atlantic Richfield Co.                  3.0%

Bear Stearns Cos.                       3.0%

PG & E Corp.                            2.9%

Bell Atlantic Corp.                     2.9%

Maytag Corp.                            2.9%

DTE Energy Co.                          2.7%

Westvaco Corp.                          2.7%

Southern New England
Telecommunications Corp.                2.4%

Top Ten Total                          28.5%

Industry Classifications:*

[PIE CHART APPEARS HERE]

Consumer Discretionary                 20.8%

Utilities                              13.7%

Financial and
  Business Services                    11.9%

Consumer Staples                       10.4%

Energy                                 10.4%

Materials and Processing               10.3%

Technology                              9.4%

Health Care                             5.4%

Other                                   7.7%

*% of Total Investments as of December 31, 1997

--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------

TOTAL RETURN INVESTMENT PERFORMANCE  For the Period Ended December 31, 1997

                                                                                  Lipper
                        Inst'l Class      Admin. Class                            Growth & Income
                     (Incep. 12/30/91)  (Incep. 8/21/97)     S&P 500 Index        Fund Average
-----------------------------------------------------------------------------------------------------
6 Months                  10.17%               --              10.58%                  9.87%
1 Year                    26.21%               --              33.36%                 26.99%
3 Years*                  28.25%               --              31.15%                 26.48%
5 Years*                  18.69%               --              20.27%                 17.53%
Since Inception             --                4.19%              --                     --
Since Inception*          17.86%               --                --                     --

* Annualized


                 CUMULATIVE RETURNS THROUGH DECEMBER 31, 1997
                       $5,000,000 invested at inception

                           [LINE GRAPH APPEARS HERE]


 Month                 Value Fund             S&P 500 Index
========               ==========             =============
12/31/91                5,000,000               5,000,000
03/31/92                5,199,220               4,873,861
06/30/92                5,067,395               4,966,715
09/30/92                5,166,445               5,123,283
12/31/92                5,657,265               5,381,235
03/31/93                6,021,274               5,616,236
06/30/93                6,041,965               5,643,582
09/30/93                6,355,890               5,789,403
12/31/93                6,585,324               5,923,633
03/31/94                6,415,209               5,698,999
06/30/94                6,191,689               5,722,985
09/30/94                6,518,708               6,002,828
12/31/94                6,317,178               6,001,883
03/31/95                6,966,570               6,586,260
06/30/95                7,557,689               7,215,031
09/30/95                8,210,920               7,788,352
12/31/95                8,774,957               8,257,265
03/31/96                9,300,160               8,700,479
06/30/96                9,572,367               9,090,922
09/30/96                9,668,844               9,371,889
12/31/96               10,559,934              10,153,126
03/31/97               10,714,973              10,425,334
06/30/97               12,097,138              12,245,382
09/30/97               13,388,728              13,162,661
12/31/97               13,327,284              13,540,544

Past performance is not an indication of future results. The line graph above assumes the investment of $5,000,000 on 1/1/92, the first full month following the Fund's Institutional Class inception on 12/30/91, compared to the S&P 500 Index, an unmanaged market index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annual basis. The Administrative Class commenced operations on 8/21/97.

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

 . Like many of its competitors, the PIMCO Value Fund had trouble keeping up with the more growth-oriented S&P 500 Index for the six months ended December 31, 1997. During this period the Fund's Institutional Class shares returned
  10.17%, outperforming the 9.87% average return of funds with the same objective (as measured by the Lipper Growth and Income Fund Average), but narrowly trailing the S&P 500 Index return of 10.58%.

 . The Fund posted strong third quarter 1997 results. Much of this success was due to better broad market performance. Earlier in 1997, the stock market's advancers were clustered among the largest stocks in the S&P 500 Index. But, during the third quarter, a wider distribution of stocks performed well.

 . Among the Fund's better performers was Adobe Systems, Inc., which reported better-than-expected earnings based on strong sales of its desktop publishing software, and plans for a share buyback.

 . The fourth quarter saw investors return to large-cap, highly liquid stocks as mounting Asian financial turmoil caused earnings fears. Overall, stock selection was fairly neutral during these three months, with the exception of some significant losses in the health care and consumer staples sector; in particular, Foundation Health and IBP hurt performance. Fortunately, the Fund's policy of wide diversification prevented any single holding or sector from causing extensive damage.


                                                     1997 Semiannual Report   13

PIMCO Small Cap Value Fund

--------------------------------------------------------------------------------
FUND CHARACTERISTICS
--------------------------------------------------------------------------------

Portfolio Manager:

NFJ Investment Group
Dallas, Texas

Objective and Primary Investments:

Seeks long-term growth of capital and income; invests primarily in common stocks of companies with market capitalizations between $50 million and $1 billion and below-average price to earnings ratios relative to their industry groups.

Total Net Assets:

$236 million

Top Ten Common Stocks:*


Company
Continental Homes Holding Corp.         1.1%

Interra Financial, Inc.                 1.0%

Fleetwood Enterprises, Inc.             1.0%

McGrath Rentcorp                        1.0%

Rochester Gas & Electric Corp.          1.0%

Del Webb Corp.                          1.0%

Westinghouse Air Brake Co.              1.0%

Roadway Express, Inc.                   1.0%

Southwest Securities Group, Inc.        1.0%

Harman International Industries, Inc.   1.0%

Top Ten Total                          10.1%

Industry Classifications:*

[PIE CHART APPEARS HERE]

Financial and
  Business Services                    19.6%

Materials and Processing               17.6%

Consumer Discretionary                 13.0%

Capital Goods                           8.5%

Utilities                               8.0%

Energy                                  6.6%

Technology                              5.3%

Transportation                          3.6%

Other                                  17.8%

*% of Total Investments as of December 31, 1997

--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------

TOTAL RETURN INVESTMENT PERFORMANCE  For the Period Ended December 31, 1997

                       Inst'l Class         Admin. Class                                Lipper Small-Cap
                       (Incep. 10/1/91)    (Incep. 11/1/95)     Russell 2000 Index      Fund Average
---------------------------------------------------------------------------------------------------------
6 Months                   17.57%               17.35%                11.04%                10.55%
1 Year                     35.02%               34.70%                22.36%                20.63%
2 Years*                   31.32%               30.98%                19.39%                19.83%
3 Years*                   29.34%                 --                  22.34%                22.78%
5 Years*                   18.86%                 --                  16.41%                16.51%
Since Inception*           19.14%               30.73%                  --                     --

* Annualized


                 CUMULATIVE RETURNS THROUGH DECEMBER 31, 1997
                       $5,000,000 invested at inception

                           [LINE GRAPH APPEARS HERE]

                        Small Cap             Russell 2000
 Month                  Value Fund               Index
========                ==========            ============
09/30/91                5,000,000               5,000,000
12/31/91                5,307,711               5,286,354
03/31/92                5,810,840               5,682,857
06/30/92                5,515,246               5,295,172
09/30/92                5,652,803               5,446,897
12/31/92                6,302,353               6,259,658
03/31/93                6,718,541               6,527,220
06/30/93                6,669,012               6,669,713
09/30/93                6,979,457               7,252,855
12/31/93                7,174,310               7,433,163
03/31/94                7,099,943               7,245,646
06/30/94                6,830,154               6,963,464
09/30/94                7,039,274               7,466,854
12/31/94                6,909,938               7,307,581
03/31/95                7,302,170               7,644,477
06/30/95                7,898,295               8,361,043
09/30/95                8,618,222               9,186,790
12/31/95                8,669,760               9,385,870
03/31/96                9,086,486               9,864,718
06/30/96                9,635,021              10,358,221
09/30/96                9,831,792              10,393,301
12/31/96               11,072,978              10,934,006
03/31/97               11,048,801              10,368,498
06/30/97               12,717,001              12,049,350
09/30/97               14,739,794              13,842,965
12/31/97               14,950,861              13,379,342

Past performance is not an indication of future results. The line graph above assumes the investment of $5,000,000 on 10/1/91, the Fund's Institutional Class inception, compared to the Russell 2000 Index, an unmanaged market index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 11/1/95.

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

 . Shareholders of the Small Cap Value Fund experienced very strong returns over the six months ended December 31, 1997, a period in which Institutional and Administrative Class shares returned 17.57% and 17.35%, respectively. These results compare very favorably to the 11.04% return of the Fund's benchmark (the Russell 2000 Index) and the 10.55% average return of funds with the same objective (the Lipper Small-Cap Fund Average).

 . Much of the Fund's success can be traced to the third quarter of 1997. While the majority of the market's gains have been contained to large-cap stocks, the third quarter saw a small-cap stock surge. The Fund benefited heavily from this rally, posting a 15% return for the quarter.

 . Financial services holdings were strong contributors, as takeovers in the banking and brokerage industries drove up stock prices. Also benefiting from merger activity was the Fund's position in Computer Data Systems, Inc. This provider of information technology solutions saw its share price surge on the announced takeover plan of Affiliated Computer Service, Inc.

 . The fourth quarter saw Asian financial woes frighten U.S. investors into a flight back to size and liquidity. As a result, the Russell 2000 Index fell 3.4% during the fourth quarter. However, the Fund generated a positive return during the period largely because most of the damage in the small-cap market was done to growth-versus more value-oriented stocks. Value sectors that boosted relative returns included utilities and building related stocks.


14   PIMCO Funds

PIMCO Enhanced Equity Fund

--------------------------------------------------------------------------------
FUND CHARACTERISTICS
--------------------------------------------------------------------------------

Portfolio Manager:

Parametric Portfolio Associates
Seattle, Washington

Objective and Primary Investments:

Seeks to provide a total return which equals or exceeds the total return performance of the Standard & Poor's 500 Composite Stock Price Index; invests in common stocks represented in that Index.

Total Net Assets:

$43 million

Top Ten Common Stocks:*

Company

Microsoft Corp.                         2.7%

Merck & Co., Inc.                       2.5%

Ford Motor Co.                          2.4%

Exxon Corp.                             2.3%

BellSouth Corp.                         2.1%

Morgan Stanley,
Dean Witter, Discover and Co.           2.1%

Compaq Computer Corp.                   2.0%

Bell Atlantic Corp.                     1.8%

Schering-Plough Corp.                   1.8%

Caterpillar, Inc.                       1.7%

Top Ten Total                          21.4%

Industry Classifications:*

[PIE CHART APPEARS HERE]

Financial and Business Services        17.9%

Consumer Discretionary                 16.7%

Technology                             13.4%

Health Care                            10.3%

Utilities                               9.5%

Energy                                  9.1%

Capital Goods                           7.8%

Consumer Staples                        6.3%

Other                                   9.0%

*% of Total Investments as of December 31, 1997

--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------

TOTAL RETURN INVESTMENT PERFORMANCE For the Period Ended December 31, 1997

                                                                            Lipper
                 Inst'l Class          Admin. Class                         Growth & Income
                 (Incep. 12/30/91)   (Incep. 8/21/97)     S&P 500 Index     Fund Average
-----------------------------------------------------------------------------------------------
6 Months            11.29%                 --               10.58%                9.87%
1 Year              30.85%                 --               33.36%               26.99%
3 Years*            28.68%                 --               31.15%               26.48%
5 Years*            17.07%                 --               20.27%               17.53%
Since Inception       --                  4.37%                --                   --
Since Inception*    16.11%                 --                  --                   --

* Annualized


                 CUMULATIVE RETURNS THROUGH DECEMBER 31, 1997
                       $5,000,000 invested at inception

                           [LINE GRAPH APPEARS HERE]

                       ENCHANCED EQUITY                S&P 500
   MONTH                    FUND                        INDEX
============           ================            ===============
  02/28/91                5,000,000                   5,000,000
  03/31/91                5,144,566                   5,121,000
  06/30/91                5,075,075                   5,109,787
  09/30/91                5,419,564                   5,383,222
  12/31/91                5,952,777                   5,834,448
  03/31/92                5,655,707                   5,687,258
  06/30/92                5,689,062                   5,795,608
  09/30/92                6,002,622                   5,978,306
  12/31/92                6,345,501                   6,279,308
  03/31/93                6,490,130                   6,553,528
  06/30/93                6,393,262                   6,585,437
  09/30/93                6,472,088                   6,755,595
  12/31/93                6,581,173                   6,912,226
  03/31/94                6,296,768                   6,650,103
  06/30/94                6,300,283                   6,678,092
  09/30/94                6,586,276                   7,004,638
  12/31/94                6,549,132                   7,003,536
  03/31/95                7,143,473                   7,685,438
  06/30/95                7,772,994                   8,419,145
  09/30/95                8,395,839                   9,088,147
  12/31/95                8,803,247                   9,635,317
  03/31/96                9,156,282                  10,152,499
  06/30/96                9,538,857                  10,608,103
  09/30/96                9,838,632                  10,935,960
  12/31/96               10,664,922                  11,847,578
  03/31/97               10,969,634                  12,165,215
  06/30/97               12,538,901                  14,289,010
  09/30/97               13,742,514                  15,359,373
  12/31/97               13,954,567                  15,800,321

Past performance is not an indication of future results. The line graph above assumes the investment of $5,000,000 on 1/1/92, the first full month following the Fund's Institutional Class inception on 12/30/91, compared to the S&P 500 Index, an unmanaged market index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annual basis. The Administrative Class commenced operations on 8/21/97.

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

 . The Enhanced Equity Fund delivered above-index results for the six-month period ended December 31, 1997, with returns of 11.29% for Institutional Class shares versus 10.58% for the S&P 500 Index and 9.87% for funds with the same investment objective (as measured by the Lipper Growth & Income Fund Average).

 . Positives for the Fund included holdings in the airline and utilities sectors which posted significant gains. The airline industry's efforts to trim costs and maintain favorable pricing paid off, as the stocks of the entire group were strong. The Fund's utility stocks also performed well, as the steady drop in the yield on the 30-year Treasury bond fueled demand for interest-sensitive stocks. The perception that utilities have less downside volatility than other stocks also helped them gain favor among cautious investors.

 . Other top performing sectors for the Fund were healthcare, shelter, and retail. In addition, throughout 1997 the Fund's financial services stocks were strong performers. Mergers, solid profit growth, and declining interest rates propelled many banks and securities brokers.

 . One area that hurt the Fund's performance was its exposure to the technology sector. These stocks declined due to signs of weakening demand for products in overseas markets resulting from the economic crisis in Asia. A modest above-index exposure to technology, combined with weak stock selection, further dragged down the Fund's returns.

                                                     1997 Semiannual Report   15

PIMCO Balanced Fund

--------------------------------------------------------------------------------
FUND CHARACTERISTICS
--------------------------------------------------------------------------------

Portfolio Manager:

Cadence Capital Management
Boston, Massachusetts

NFJ Investment Group
Dallas, Texas

Pacific Investment
   Management Company
Newport Beach, California

Objective and Primary Investments:

Seeks total return consistent with prudent investment management; invests in common stocks, fixed income securities and money market instruments.

Total Net Assets:

$66 million

Top Five Holdings:*

Issuer

Federal Home Loan
Mortgage Corporation - 6.500%           5.3%

Federal Home Loan
Mortgage Corporation - 6.500%           5.3%

Long Island Lighting Co. - 9.000%       3.0%

U.S. Treasury Bonds - 6.500%            2.8%

Government National
Mortgage Assn. - 7.375%                 2.1%

Top Five Total                         18.5%

Industry Classifications:*

[PIE CHART APPEARS HERE]

Mortgage Backed Securities             29.8%

Short-Term Instruments                 12.0%

Consumer Discretionary                  9.6%

Financial and Business Services         9.2%

Energy                                  5.3%

Corporate Bonds and Notes               5.0%

Technology                              4.4%

Consumer Staples                        4.0%

Other                                  20.7%

*% of Total Investments as of December 31, 1997


--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------

TOTAL RETURN INVESTMENT PERFORMANCE  For the Period Ended December 31, 1997

                                               60% S&P 500 Index
            Inst'l Class      Lipper           and 40% Lehman          Lipper Balanced
            (Incep. 6/25/92)  Balanced Index   Aggregate Bond Index    Fund Average
----------------------------------------------------------------------------------------------
6 Months           10.22%          7.97%              9.01%               7.89%
1 Year             21.93%         20.00%             23.62%              18.96%
3 Years*           20.53%         19.20%             22.60%              19.44%
5 Years*           13.03%         13.18%             15.10%              13.20%
Since Inception    13.64%           --                 --                  --

* Annualized

                 CUMULATIVE RETURNS THROUGH DECEMBER 31, 1997
                       $5,000,000 invested at inception

                           [LINE GRAPH APPEARS HERE]

                                         Lipper      60% S&P 500 Index
                        Balanced        Balanced      and 40% Lehman
 Month                    Fund           Index      Aggregate Bond Index
========                =========       ========    ====================
06/30/92                5,000,000       5,000,000       5,000,000
09/30/92                5,267,844       5,157,571       5,181,243
12/31/92                5,452,066       5,351,289       5,342,793
03/31/93                5,612,702       5,603,117       5,571,400
06/30/93                5,638,230       5,717,697       5,647,716
09/30/93                5,753,729       5,926,998       5,794,635
12/31/93                5,799,077       5,990,869       5,876,495
03/31/94                5,591,788       5,808,122       5,675,961
06/30/94                5,573,389       5,764,008       5,667,552
09/30/94                5,753,625       5,932,697       5,847,688
12/31/94                5,744,038       5,868,285       5,857,227
03/31/95                6,151,815       6,222,455       6,316,730
06/30/95                6,585,673       6,657,903       6,832,050
09/30/95                6,927,463       7,015,299       7,210,625
12/31/95                7,292,520       7,328,598       7,594,747
03/31/96                7,371,821       7,492,602       7,782,486
06/30/96                7,582,005       7,644,512       8,009,534
09/30/96                7,690,524       7,845,097       8,221,345
12/31/96                8,249,779       8,281,695       8,731,919
03/31/97                8,308,693       8,317,404       8,856,329
06/30/97                9,126,126       9,204,453       9,902,088
09/30/97                9,903,777       9,795,653      10,484,813
12/31/97               10,058,979       9,938,310      10,794,124

Past performance is not an indication of future results. The line graph above assumes the investment of $5,000,000 on 7/1/92, the first full month following the Fund's Institutional Class inception on 6/25/92, compared to a static 60/40 blend of the Standard and Poor's 500 Index and the Lehman Brothers Aggregate Bond Index, and the Lipper Balanced Index, each an unmanaged market index. The Fund may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty.

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------


 .    The Balanced Fund turned in solid results for the six-month period ended
     December 31, 1997, posting a 10.22% return which was significantly higher than the 7.89% average return of funds with the same objective (as measured by the Lipper Balanced Fund Average).

 .    The Fund's manager maintained an allocation mix of 60% stocks and 40% bonds and looked to add value relative to its Lipper benchmark by actively managing both its equity and fixed income components.

 .    Contributing to favorable stock performance was PNC Bank Corp. which advanced on positive market response to efforts to expand its business mix and exercise more disciplined risk management. PG&E Corp., a holding company that markets energy services, was another stock success story. As the Asian economic crisis unfolded, investors were attracted to the domestically-based earnings of the company.

 .    Favorable fixed income returns were paced by an above-index duration rating which benefited performance as yields declined. The Fund's significant allocation to mortgage-backed securities was also a plus as the yield advantage of low-coupon mortgages led the sector to outperform comparable duration Treasuries.

 .    Less positive for Fund performance was an overweighted position in energy stocks which, outside of PG&E Corp., generally underperformed the market, and several holdings in the consumer staples sector also lagged the market.



16   PIMCO Funds

PIMCO Renaissance Fund


--------------------------------------------------------------------------------
FUND CHARACTERISTICS
--------------------------------------------------------------------------------

Portfolio Manager:

Columbus Circle Investors
Stamford, Connecticut


Objective and Primary Investments:

Seeks long-term growth of capital and income; invests primarily in income-producing stocks and convertibles.

Total Net Assets:

$471 million


--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
--------------------------------------------------------------------------------

Top Ten Common Stocks:*

Company

Dean Foods Co.                          4.4%

AT&T Corp.                              3.1%

SCI Systems, Inc.                       3.0%

Bell Atlantic Corp.                     2.9%

SBC Communications, Inc.                2.8%

Capital One Financial Corp.             2.8%

Tandy Corp.                             2.8%

Banc One Corp.                          2.8%

Ball Corp.                              2.6%

Trinity Industries, Inc.                2.5%

Top Ten Total                          29.7%

Industry Classifications:*

[PIE CHART APPEARS HERE]

Financial and
Business Services                      19.6%

Communications                         11.3%

Materials
and Processing                          9.5%

Consumer
Discretionary                           8.8%

Consumer Staples                        7.7%

Technology                              6.0%

Industrial                              5.6%

Energy                                  5.5%

Other                                  26.0%

*% of Total Investments as of December 31, 1997


The Institutional Class of the Renaissance Fund was opened on December 30, 1997. The total return performance of the Institutional Class for the one day period ending December 31, 1997 was 0.83%. Past performance is not an indication of future results.


                                                      1997 Semiannual Report  17

Financial Highlights - Institutional Classes


                                                            Net Asset                     Net Realized/     Total
                                                            Value        Net              Unrealized        Income from
                                                            Beginning    Investment       Gain (Loss) on    Investment
Selected Per Share Data for the Year or Period Ended:       of Period    Income (Loss)    Investments       Operations
Emerging Markets Fund

   Institutional Class
   12/31/97 (b)                                             $   13.96     $   0.00(a)      $  (2.25)(a)     $  (2.25)
--------------------------------------------------------    -----------   ------------     -------------    -----------
   06/30/97                                                     12.66         0.06(a)          1.30(a)          1.36
--------------------------------------------------------    -----------   ------------     -------------    -----------
   11/01/95-06/30/96                                            11.27         0.03             1.40             1.43
--------------------------------------------------------    -----------   ------------     -------------    -----------
   10/31/95                                                     16.53         0.07            (4.55)           (4.48)
--------------------------------------------------------    -----------   ------------     -------------    -----------
   10/31/94                                                     12.27        (0.01)            4.45             4.44
--------------------------------------------------------    -----------   ------------     -------------    -----------
   06/01/93-10/31/93                                            10.00         0.03             2.52             2.55
--------------------------------------------------------    -----------   ------------     -------------    -----------

   Administrative Class
   12/31/97 (b)                                                 13.95        (0.01)(a)        (2.26)(a)        (2.27)
--------------------------------------------------------    -----------   ------------     -------------    -----------
   06/30/97                                                     12.63         0.00(a)          1.32(a)          1.32
--------------------------------------------------------    -----------   ------------     -------------    -----------
   11/01/95-06/30/96                                            11.24         0.02(a)          1.40(a)          1.42
--------------------------------------------------------    -----------   ------------     -------------    -----------
   10/31/95                                                     16.95         0.00            (4.95)           (4.95)
--------------------------------------------------------    -----------   ------------     -------------    -----------

International Developed Fund

   Institutional Class
   12/31/97 (b)                                             $   13.12     $   0.03(a)      $  (0.96)(a)     $  (0.93)
--------------------------------------------------------    -----------   ------------     -------------    -----------
   06/30/97                                                     12.54         0.10(a)          1.09(a)          1.19
--------------------------------------------------------    -----------   ------------     -------------    -----------
   11/01/95-06/30/96                                            11.74         0.72             0.72             1.44
--------------------------------------------------------    -----------   ------------     -------------    -----------
   10/31/95                                                     11.86         0.10             0.30             0.40
--------------------------------------------------------    -----------   ------------     -------------    -----------
   10/31/94                                                     10.69         0.09             1.15             1.24
--------------------------------------------------------    -----------   ------------     -------------    -----------
   06/08/93-10/31/93                                            10.00         0.05             0.69             0.74
--------------------------------------------------------    -----------   ------------     -------------    -----------

   Administrative Class
   12/31/97 (b)                                                 13.05         0.02(a)         (0.95)(a)        (0.93)
--------------------------------------------------------    -----------   ------------     -------------    -----------
   06/30/97                                                     12.51         0.06(a)          1.09(a)          1.15
--------------------------------------------------------    -----------   ------------     -------------    -----------
   11/01/95-06/30/96                                            11.73         0.69(a)          0.72(a)          1.41
--------------------------------------------------------    -----------   ------------     -------------    -----------
   11/30/94-10/31/95                                            11.21         0.02             1.01             1.03
--------------------------------------------------------    -----------   ------------     -------------    -----------

Capital Appreciation Fund

   Institutional Class
   12/31/97 (b)                                             $   21.19     $   0.07(a)      $   3.37(a)      $   3.44
--------------------------------------------------------    -----------   ------------     -------------    -----------
   06/30/97                                                     18.10         0.24             5.08             5.32
--------------------------------------------------------    -----------   ------------     -------------    -----------
   11/01/95-06/30/96                                            16.94         0.35             1.99             2.34
--------------------------------------------------------    -----------   ------------     -------------    -----------
   10/31/95                                                     13.34         0.18             3.60             3.78
--------------------------------------------------------    -----------   ------------     -------------    -----------
   10/31/94                                                     13.50         0.14            (0.12)            0.02
--------------------------------------------------------    -----------   ------------     -------------    -----------
   10/31/93                                                     11.27         0.11             2.73             2.84
--------------------------------------------------------    -----------   ------------     -------------    -----------
   10/31/92                                                     11.02         0.14             1.05             1.19
--------------------------------------------------------    -----------   ------------     -------------    -----------

   Administrative Class
   12/31/97 (b)                                                 21.16         0.04(a)          3.37(a)          3.41
--------------------------------------------------------    -----------   ------------     -------------    -----------
   07/31/96-06/30/97                                            17.19         0.16             6.03             6.19
--------------------------------------------------------    -----------   ------------     -------------    -----------

Mid Cap Growth Fund

   Institutional Class
   12/31/97 (b)                                             $   20.28     $   0.05(a)      $   3.58(a)      $   3.63
--------------------------------------------------------    -----------   ------------     -------------    -----------
   06/30/97                                                     19.44        (0.07)            5.25             5.18
--------------------------------------------------------    -----------   ------------     -------------    -----------
   11/01/95-06/30/96                                            18.16         0.32             1.53             1.85
--------------------------------------------------------    -----------   ------------     -------------    -----------
   10/31/95                                                     13.97         0.07             4.19             4.26
--------------------------------------------------------    -----------   ------------     -------------    -----------
   10/31/94                                                     13.97         0.06             0.01             0.07
--------------------------------------------------------    -----------   ------------     -------------    -----------
   10/31/93                                                     11.29         0.07             2.70             2.77
--------------------------------------------------------    -----------   ------------     -------------    -----------
   10/31/92                                                     10.28         0.10             1.03             1.13
--------------------------------------------------------    -----------   ------------     -------------    -----------

                                                             Dividends     Dividends in    Distributions
                                                             from Net      Excess of Net   from Net
                                                             Investment    Investment      Realized
Selected Per Share Data for the Year or Period Ended:        Income        Income          Capital Gains
Emerging Markets Fund

   Institutional Class
   12/31/97 (b)                                              $   0.00       $   0.00       $   0.00
--------------------------------------------------------     -----------    -----------    -----------
   06/30/97                                                     (0.06)          0.00           0.00
--------------------------------------------------------     -----------    -----------    -----------
   11/01/95-06/30/96                                            (0.04)          0.00           0.00
--------------------------------------------------------     -----------    -----------    -----------
   10/31/95                                                     (0.06)          0.00          (0.72)
--------------------------------------------------------     -----------    -----------    -----------
   10/31/94                                                      0.00           0.00          (0.18)
--------------------------------------------------------     -----------    -----------    -----------
   06/01/93-10/31/93                                            (0.02)          0.00          (0.26)
--------------------------------------------------------     -----------    -----------    -----------

   Administrative Class
   12/31/97 (b)                                                  0.00           0.00           0.00
--------------------------------------------------------     -----------    -----------    -----------
   06/30/97                                                      0.00           0.00           0.00
--------------------------------------------------------     -----------    -----------    -----------
   11/01/95-06/30/96                                            (0.03)          0.00           0.00
--------------------------------------------------------     -----------    -----------    -----------
   10/31/95                                                     (0.05)          0.00          (0.71)
--------------------------------------------------------     -----------    -----------    -----------

International Developed Fund

   Institutional Class
   12/31/97 (b)                                              $  (0.11)      $   0.00       $  (0.58)
--------------------------------------------------------     -----------    -----------    -----------
   06/30/97                                                      0.00           0.00          (0.61)
--------------------------------------------------------     -----------    -----------    -----------
   11/01/95-06/30/96                                            (0.07)         (0.36)         (0.21)
--------------------------------------------------------     -----------    -----------    -----------
   10/31/95                                                     (0.09)          0.00          (0.43)
--------------------------------------------------------     -----------    -----------    -----------
   10/31/94                                                     (0.03)          0.00          (0.04)
--------------------------------------------------------     -----------    -----------    -----------
   06/08/93-10/31/93                                            (0.04)          0.00          (0.01)
--------------------------------------------------------     -----------    -----------    -----------

   Administrative Class
   12/31/97 (b)                                                 (0.03)          0.00          (0.58)
--------------------------------------------------------     -----------    -----------    -----------
   06/30/97                                                      0.00           0.00          (0.61)
--------------------------------------------------------     -----------    -----------    -----------
   11/01/95-06/30/96                                            (0.07)         (0.35)         (0.21)
--------------------------------------------------------     -----------    -----------    -----------
   11/30/94-10/31/95                                            (0.08)          0.00          (0.43)
--------------------------------------------------------     -----------    -----------    -----------

Capital Appreciation Fund

   Institutional Class
   12/31/97 (b)                                              $  (0.12)      $   0.00       $  (1.68)
--------------------------------------------------------     -----------    -----------    -----------
   06/30/97                                                     (0.10)          0.00          (2.13)
--------------------------------------------------------     -----------    -----------    -----------
   11/01/95-06/30/96                                            (0.15)          0.00          (1.03)
--------------------------------------------------------     -----------    -----------    -----------
   10/31/95                                                     (0.18)          0.00           0.00
--------------------------------------------------------     -----------    -----------    -----------
   10/31/94                                                     (0.14)          0.00          (0.04)
--------------------------------------------------------     -----------    -----------    -----------
   10/31/93                                                     (0.11)          0.00          (0.50)
--------------------------------------------------------     -----------    -----------    -----------
   10/31/92                                                     (0.14)          0.00          (0.72)
--------------------------------------------------------     -----------    -----------    -----------

   Administrative Class
   12/31/97 (b)                                                 (0.14)          0.00          (1.68)
--------------------------------------------------------     -----------    -----------    -----------
   07/31/96-06/30/97                                            (0.09)          0.00          (2.13)
--------------------------------------------------------     -----------    -----------    -----------

Mid Cap Growth Fund

   Institutional Class
   12/31/97 (b)                                              $  (0.08)      $   0.00       $  (1.33)
--------------------------------------------------------     -----------    -----------    -----------
   06/30/97                                                     (0.05)          0.00          (4.29)
--------------------------------------------------------     -----------    -----------    -----------
   11/01/95-06/30/96                                            (0.14)          0.00          (0.43)
--------------------------------------------------------     -----------    -----------    -----------
   10/31/95                                                     (0.07)          0.00           0.00
--------------------------------------------------------     -----------    -----------    -----------
   10/31/94                                                     (0.06)          0.00          (0.01)
--------------------------------------------------------     -----------    -----------    -----------
   10/31/93                                                     (0.07)          0.00          (0.02)
--------------------------------------------------------     -----------    -----------    -----------
   10/31/92                                                     (0.10)          0.00           0.00
--------------------------------------------------------     -----------    -----------    -----------

*Annualized
(a) Per share amounts based on average number of shares outstanding during the period.
(b) Unaudited

18  PIMCO Funds See accompanying notes


                                            Distributions
                                            in Excess of    Distributions   Tax Basis                     Net Asset
Selected Per Share Data for                 Net Realized    from            Return of     Total           Value End
the Year or Period Ended:                   Capital Gains   Equalization    Capital       Distributions   of Period     Total Return

Emerging Markets Fund

   Institutional Class
   12/31/97 (b)                             $   0.00        $   0.00        $   0.00      $   0.00        $   11.71       (16.12)%
---------------------------------------     -------------   -------------   ------------  ------------    ------------  ------------
   06/30/97                                     0.00            0.00            0.00         (0.06)           13.96        10.85
---------------------------------------     -------------   -------------   ------------  ------------    ------------  ------------
   11/01/95-06/30/96                            0.00            0.00            0.00         (0.04)           12.66        12.70
---------------------------------------     -------------   -------------   ------------  ------------    ------------  ------------
   10/31/95                                     0.00            0.00            0.00         (0.78)           11.27       (27.70)
---------------------------------------     -------------   -------------   ------------  ------------    ------------  ------------
   10/31/94                                     0.00            0.00            0.00         (0.18)           16.53        36.31
---------------------------------------     -------------   -------------   ------------  ------------    ------------  ------------
   06/01/93-10/31/93                            0.00            0.00            0.00         (0.28)           12.27        25.55
---------------------------------------     -------------   -------------   ------------  ------------    ------------  ------------

   Administrative Class
   12/31/97 (b)                                 0.00            0.00            0.00          0.00            11.68       (16.27)
---------------------------------------     -------------   -------------   ------------  ------------    ------------  ------------
   06/30/97                                     0.00            0.00            0.00          0.00            13.95        10.45
---------------------------------------     -------------   -------------   ------------  ------------    ------------  ------------
   11/01/95-06/30/96                            0.00            0.00            0.00         (0.03)           12.63        12.70
---------------------------------------     -------------   -------------   ------------  ------------    ------------  ------------
   10/31/95                                     0.00            0.00            0.00         (0.76)           11.24       (27.96)
---------------------------------------     -------------   -------------   ------------  ------------    ------------  ------------

International Developed Fund

   Institutional Class
   12/31/97 (b)                             $   0.00        $   0.00        $   0.00      $  (0.69)       $   11.50        (7.09)%
---------------------------------------     -------------   -------------   ------------  ------------    ------------  ------------
   06/30/97                                     0.00            0.00            0.00         (0.61)           13.12        10.07
---------------------------------------     -------------   -------------   ------------  ------------    ------------  ------------
   11/01/95-06/30/96                            0.00            0.00            0.00         (0.64)           12.54        12.54
---------------------------------------     -------------   -------------   ------------  ------------    ------------  ------------
   10/31/95                                     0.00            0.00            0.00         (0.52)           11.74         3.83
---------------------------------------     -------------   -------------   ------------  ------------    ------------  ------------
   10/31/94                                     0.00            0.00            0.00         (0.07)           11.86        11.68
---------------------------------------     -------------   -------------   ------------  ------------    ------------  ------------
   06/08/93-10/31/93                            0.00            0.00            0.00         (0.05)           10.69         7.39
---------------------------------------     -------------   -------------   ------------  ------------    ------------  ------------

   Administrative Class
   12/31/97 (b)                                 0.00            0.00            0.00         (0.61)           11.51        (7.17)
---------------------------------------     -------------   -------------   ------------  ------------    ------------  ------------
   06/30/97                                     0.00            0.00            0.00         (0.61)           13.05         9.77
---------------------------------------     -------------   -------------   ------------  ------------    ------------  ------------
   11/01/95-06/30/96                            0.00            0.00            0.00         (0.63)           12.51        12.33
---------------------------------------     -------------   -------------   ------------  ------------    ------------  ------------
   11/30/94-10/31/95                            0.00            0.00            0.00         (0.51)           11.73         9.61
---------------------------------------     -------------   -------------   ------------  ------------    ------------  ------------

Capital Appreciation Fund

   Institutional Class
   12/31/97 (b)                             $   0.00        $   0.00        $   0.00      $  (1.80)       $   22.83        16.17%
---------------------------------------     -------------   -------------   ------------  ------------    ------------  ------------
   06/30/97                                     0.00            0.00            0.00         (2.23)           21.19        31.52
---------------------------------------     -------------   -------------   ------------  ------------    ------------  ------------
   11/01/95-06/30/96                            0.00            0.00            0.00         (1.18)           18.10        14.65
---------------------------------------     -------------   -------------   ------------  ------------    ------------  ------------
   10/31/95                                     0.00            0.00            0.00         (0.18)           16.94        28.47
---------------------------------------     -------------   -------------   ------------  ------------    ------------  ------------
   10/31/94                                     0.00            0.00            0.00         (0.18)           13.34         0.15
---------------------------------------     -------------   -------------   ------------  ------------    ------------  ------------
   10/31/93                                     0.00            0.00            0.00         (0.61)           13.50        25.30
---------------------------------------     -------------   -------------   ------------  ------------    ------------  ------------
   10/31/92                                     0.00           (0.08)           0.00         (0.94)           11.27        10.75
---------------------------------------     -------------   -------------   ------------  ------------    ------------  ------------

   Administrative Class
   12/31/97 (b)                                 0.00            0.00            0.00         (1.82)           22.75        16.02
---------------------------------------     -------------   -------------   ------------  ------------    ------------  ------------
   07/31/96-06/30/97                            0.00            0.00            0.00         (2.22)           21.16        38.26
---------------------------------------     -------------   -------------   ------------  ------------    ------------  ------------

Mid Cap Growth Fund

   Institutional Class
   12/31/97 (b)                             $   0.00        $   0.00        $   0.00      $  (1.41)       $   22.50        17.83%
---------------------------------------     -------------   -------------   ------------  ------------    ------------  ------------
   06/30/97                                     0.00            0.00            0.00         (4.34)           20.28        30.58
---------------------------------------     -------------   -------------   ------------  ------------    ------------  ------------
   11/01/95-06/30/96                            0.00            0.00            0.00         (0.57)           19.44        10.37
---------------------------------------     -------------   -------------   ------------  ------------    ------------  ------------
   10/31/95                                     0.00            0.00            0.00         (0.07)           18.16        30.54
---------------------------------------     -------------   -------------   ------------  ------------    ------------  ------------
   10/31/94                                     0.00            0.00            0.00         (0.07)           13.97         0.58
---------------------------------------     -------------   -------------   ------------  ------------    ------------  ------------
   10/31/93                                     0.00            0.00            0.00         (0.09)           13.97        24.57
---------------------------------------     -------------   -------------   ------------  ------------    ------------  ------------
   10/31/92                                     0.00           (0.02)           0.00         (0.12)           11.29        10.91
---------------------------------------     -------------   -------------   ------------  ------------    ------------  ------------


                                                                                Ratio of Net
                                                              Ratio of          Investment
                                            Net Assets        Expenses to       Income (Loss)                      Average
Selected Per Share Data for                 End of            Average Net       to Average       Portfolio         Commission
the Year or Period Ended:                   Period (000s)     Assets            Net Assets       Turnover Rate     Rate
Emerging Markets Fund

   Institutional Class
   12/31/97 (b)                             $    37,412           1.38%*            0.02%*             34%         $     0.01
---------------------------------------     -------------     -------------     -------------    -------------     --------------
   06/30/97                                      52,703           1.45              0.45               74                0.00
---------------------------------------     -------------     -------------     -------------    -------------     --------------
   11/01/95-06/30/96                             80,545           1.35*             0.84*              74                0.01
---------------------------------------     -------------     -------------     -------------    -------------     --------------
   10/31/95                                      73,539           1.35              0.57              118                0.03
---------------------------------------     -------------     -------------     -------------    -------------     --------------
   10/31/94                                      79,620           1.35             (0.06)              79
---------------------------------------     -------------     -------------     -------------    -------------
   06/01/93-10/31/93                             14,625           1.34*             0.64*              37
---------------------------------------     -------------     -------------     -------------    -------------

   Administrative Class
   12/31/97 (b)                                     750           1.63*            (0.10)*             34                0.01
---------------------------------------     -------------     -------------     -------------    -------------     --------------
   06/30/97                                         117           1.69              0.02               74                0.00
---------------------------------------     -------------     -------------     -------------    -------------     --------------
   11/01/95-06/30/96                                368           1.61*             0.18*              74                0.01
---------------------------------------     -------------     -------------     -------------    -------------     --------------
   10/31/95                                         830           1.62              0.02              118                N/A
---------------------------------------     -------------     -------------     -------------    -------------     --------------

International Developed Fund

   Institutional Class
   12/31/97 (b)                             $    86,977           1.11%*            0.55%*             37%         $     0.03
---------------------------------------     -------------     -------------     -------------    -------------     --------------
   06/30/97                                      94,044           1.13              0.85               77                0.03
---------------------------------------     -------------     -------------     -------------    -------------     --------------
   11/01/95-06/30/96                             70,207           1.10*             0.81*              60                0.02
---------------------------------------     -------------     -------------     -------------    -------------     --------------
   10/31/95                                      63,607           1.10              1.10               63                0.03
---------------------------------------     -------------     -------------     -------------    -------------     --------------
   10/31/94                                      22,569           1.10              1.12               89
---------------------------------------     -------------     -------------     -------------    -------------
   06/08/93-10/31/93                              8,299           1.10*             0.91*              20
---------------------------------------     -------------     -------------     -------------    -------------

   Administrative Class
   12/31/97 (b)                                   1,997           1.36*             0.28*              37                0.03
---------------------------------------     -------------     -------------     -------------    -------------     --------------
   06/30/97                                       2,302           1.38              0.52               77                0.03
---------------------------------------     -------------     -------------     -------------    -------------     --------------
   11/01/95-06/30/96                              5,624           1.35*             1.04*              60                0.02
---------------------------------------     -------------     -------------     -------------    -------------     --------------
   11/30/94-10/31/95                                675           1.34*             0.50*              58                N/A
---------------------------------------     -------------     -------------     -------------    -------------     --------------

Capital Appreciation Fund

   Institutional Class
   12/31/97 (b)                             $   656,315           0.71%*            0.58%*             25%         $     0.05
---------------------------------------     -------------     -------------     -------------    -------------     --------------
   06/30/97                                     536,187           0.71              1.02               87                0.06
---------------------------------------     -------------     -------------     -------------    -------------     --------------
   11/01/95-06/30/96                            348,728           0.70*             1.33*              73                0.04
---------------------------------------     -------------     -------------     -------------    -------------     --------------
   10/31/95                                     236,220           0.70              1.22               83                0.05
---------------------------------------     -------------     -------------     -------------    -------------     --------------
   10/31/94                                     165,441           0.70              1.17               77
---------------------------------------     -------------     -------------     -------------    -------------
   10/31/93                                      84,990           0.70              0.94               81
---------------------------------------     -------------     -------------     -------------    -------------
   10/31/92                                      36,334           0.70              1.13              134
---------------------------------------     -------------     -------------     -------------    -------------

   Administrative Class
   12/31/97 (b)                                  30,734           0.95*             0.37*              25                0.05
---------------------------------------     -------------     -------------     -------------    -------------     --------------
   07/31/96-06/30/97                              3,115           0.96*             0.66*              87                0.06
---------------------------------------     -------------     -------------     -------------    -------------     --------------

Mid Cap Growth Fund

   Institutional Class
   12/31/97 (b)                             $   392,946           0.71%*            0.46%*             29%         $     0.05
---------------------------------------     -------------     -------------     -------------    -------------     --------------
   06/30/97                                     291,374           0.71              0.53               82                0.06
---------------------------------------     -------------     -------------     -------------    -------------     --------------
   11/01/95-06/30/96                            231,011           0.70*             1.11*              79                0.04
---------------------------------------     -------------     -------------     -------------    -------------     --------------
   10/31/95                                     189,320           0.70              0.43               78                0.04
---------------------------------------     -------------     -------------     -------------    -------------     --------------
   10/31/94                                     121,791           0.70              0.45               61
---------------------------------------     -------------     -------------     -------------    -------------
   10/31/93                                      67,625           0.70              0.56               98
---------------------------------------     -------------     -------------     -------------    -------------
   10/31/92                                      21,213           0.70              0.87               66
---------------------------------------     -------------     -------------     -------------    -------------

*Annualized
(a) Per share amounts based on average number of shares outstanding during the period.
(b) Unaudited



                               1997 Semiannual Report See accompanying notes  19

                                Net Asset                  Net Realized/   Total         Dividends   Dividends in   Distributions
                                Value       Net            Unrealized      Income from   from Net    Excess of Net  from Net
Selected Per Share Data for     Beginning   Investment     Gain (Loss) on  Investment    Investment  Investment     Realized
the Year or Period Ended:       of Period   Income (Loss)  Investments     Operations    Income      Income         Capital Gains
   Administrative Class
   12/31/97 (b)                    20.24         0.03(a)        3.57(a)        3.60         (0.08)        0.00         (1.33)
-----------------------------   -----------   -----------   -----------    -----------   ----------- -----------    -----------
   6/30/97                         19.44        (0.13)          5.25           5.12         (0.03)        0.00         (4.29)
-----------------------------   -----------   -----------   -----------    -----------   ----------- -----------    -----------
   11/01/95-06/30/96               18.17         0.28           1.53           1.81         (0.11)        0.00         (0.43)
-----------------------------   -----------   -----------   -----------    -----------   ----------- -----------    -----------
   11/30/94-10/31/95               13.31         0.03           4.85           4.88         (0.02)        0.00          0.00
-----------------------------   -----------   -----------   -----------    -----------   ----------- -----------    -----------

Micro Cap Growth Fund

   Institutional Class
   12/31/97 (b)                 $  19.85      $ (0.07)(a)   $   4.21(a)    $   4.14      $   0.00     $   0.00      $  (2.62)
-----------------------------   -----------   -----------   -----------    -----------   ----------- -----------    -----------
   06/30/97                        18.47         0.00           3.41           3.41          0.00         0.00         (2.03)
-----------------------------   -----------   -----------   -----------    -----------   ----------- -----------    -----------
   11/01/95-06/30/96               15.38         0.00           3.43           3.43          0.00         0.00         (0.34)
-----------------------------   -----------   -----------   -----------    -----------   ----------- -----------    -----------
   10/31/95                        11.87        (0.04)          3.55           3.51          0.00         0.00          0.00
-----------------------------   -----------   -----------   -----------    -----------   ----------- -----------    -----------
   10/31/94                        11.06        (0.03)          0.84           0.81          0.00         0.00          0.00
-----------------------------   -----------   -----------   -----------    -----------   ----------- -----------    -----------
   06/25/93-10/31/93               10.00         0.00           1.07           1.07          0.00         0.00          0.00
-----------------------------   -----------   -----------   -----------    -----------   ----------- -----------    -----------

   Administrative Class
   12/31/97 (b)                    19.78        (0.10)(a)       4.20(a)        4.10          0.00         0.00         (2.62)
-----------------------------   -----------   -----------   -----------    -----------   ----------- -----------    -----------
   06/30/97                        18.46        (0.06)          3.41           3.35          0.00         0.00         (2.03)
-----------------------------   -----------   -----------   -----------    -----------   ----------- -----------    -----------
   04/01/96-06/30/96               16.73         0.03           1.70           1.73          0.00         0.00          0.00
-----------------------------   -----------   -----------   -----------    -----------   ----------- -----------    -----------

Small Cap Growth Fund

   Institutional Class
   12/31/97 (b)                 $  13.40      $ (0.01)(a)   $   1.78(a)    $   1.77      $   0.00     $   0.00      $  (1.88)
-----------------------------   -----------   -----------   -----------    -----------   ----------- -----------    -----------
   06/30/97                        20.83        (0.01)(a)       3.17(a)        3.16          0.00         0.00        (10.59)
-----------------------------   -----------   -----------   -----------    -----------   ----------- -----------    -----------
   11/01/95-06/30/96               21.02         2.02          (0.61)          1.41          0.00         0.00         (1.60)
-----------------------------   -----------   -----------   -----------    -----------   ----------- -----------    -----------
   10/31/95                        19.38        (0.05)          3.12           3.07          0.00         0.00         (1.43)
-----------------------------   -----------   -----------   -----------    -----------   ----------- -----------    -----------
   10/31/94                        19.15        (0.02)          0.89           0.87          0.00         0.00         (0.64)
-----------------------------   -----------   -----------   -----------    -----------   ----------- -----------    -----------
   10/31/93                        15.80        (0.06)          6.19           6.13          0.00         0.00         (2.78)
-----------------------------   -----------   -----------   -----------    -----------   ----------- -----------    -----------
   10/31/92                        14.87         0.01           1.50           1.51         (0.01)        0.00         (0.57)
-----------------------------   -----------   -----------   -----------    -----------   ----------- -----------    -----------

   Administrative Class
   12/31/97 (b)                    13.41         0.00(a)        1.75(a)        1.75          0.00         0.00         (1.88)
-----------------------------   -----------   -----------   -----------    -----------   ----------- -----------    -----------
   06/30/97                        20.82        (0.06)(a)       3.24(a)        3.18          0.00         0.00        (10.59)
-----------------------------   -----------   -----------   -----------    -----------   ----------- -----------    -----------
   11/01/95-06/30/96               21.01         2.02(a)       (0.61)(a)       1.41          0.00         0.00         (1.60)
-----------------------------   -----------   -----------   -----------    -----------   ----------- -----------    -----------
   09/27/95-10/31/95               21.90        (0.02)         (0.87)         (0.89)         0.00         0.00          0.00
-----------------------------   -----------   -----------   -----------    -----------   ----------- -----------    -----------

Renaissance Fund

   Institutional Class
   12/30/97-12/31/97 (b)        $  16.73      $  0.00       $   0.14       $   0.14      $   0.00     $   0.00      $   0.00
-----------------------------   -----------   -----------   -----------    -----------   ----------- -----------    -----------

Core Equity Fund

   Institutional Class
   12/31/97 (b)                 $  15.55      $  0.02(a)    $   1.73(a)    $   1.75      $   0.00     $   0.00      $  (1.30)
-----------------------------   -----------   -----------   -----------    -----------   ----------- -----------    -----------
   06/30/97                        13.55         0.03(a)        2.78(a)        2.81         (0.02)        0.00         (0.79)
-----------------------------   -----------   -----------   -----------    -----------   ----------- -----------    -----------
   11/01/95-06/30/96               12.72         0.51           0.65           1.16         (0.04)       (0.01)        (0.28)
-----------------------------   -----------   -----------   -----------    -----------   ----------- -----------    -----------
   12/28/94-10/31/95               10.00         0.07           2.71           2.78         (0.06)        0.00          0.00
-----------------------------   -----------   -----------   -----------    -----------   ----------- -----------    -----------

   Administrative Class
   12/31/97 (b)                    15.53         0.01(a)        1.72(a)        1.73          0.00         0.00         (1.30)
-----------------------------   -----------   -----------   -----------    -----------   ----------- -----------    -----------
   06/30/97                        13.56         0.00(a)        2.77(a)        2.77         (0.01)        0.00         (0.79)
-----------------------------   -----------   -----------   -----------    -----------   ----------- -----------    -----------
   11/01/95-06/30/96               12.73         0.49           0.65           1.14         (0.02)       (0.01)        (0.28)
-----------------------------   -----------   -----------   -----------    -----------   ----------- -----------    -----------
   05/31/95-10/31/95               11.45         0.02           1.28           1.30         (0.02)        0.00          0.00
-----------------------------   -----------   -----------   -----------    -----------   ----------- -----------    -----------

*Annualized
(a) Per share amounts based on average number of shares outstanding during the period.
(b) Unaudited

20  PIMCO Funds See accompanying notes

                               Distributions
                               in Excess of   Distributions  Tax Basis                   Net Asset
Selected Per Share Data for    Net Realized   from           Return of   Total           Value End
the Year or Period Ended:      Capital Gains  Equalization   Capital     Distributions   of Period    Total Return
                               -------------  -------------  ---------   -------------   ---------    ------------
   Administrative Class
   12/31/97 (b)                     0.00          0.00          0.00         (1.41)         22.43         17.72
----------------------------   -----------    -----------    ----------   -----------    -----------  -----------
   6/30/97                          0.00          0.00          0.00         (4.32)         20.24         30.23
----------------------------   -----------    -----------    ----------   -----------    -----------  -----------
   11/01/95-06/30/96                0.00          0.00          0.00         (0.54)         19.44         10.17
----------------------------   -----------    -----------    ----------   -----------    -----------  -----------
   11/30/94-10/31/95                0.00          0.00          0.00         (0.02)         18.17         36.64
----------------------------   -----------    -----------    ----------   -----------    -----------  -----------

Micro Cap Growth Fund

   Institutional Class
   12/31/97 (b)                 $   0.00      $   0.00       $  0.00      $  (2.62)      $  21.37         20.99%
----------------------------   -----------    -----------    ----------   -----------    -----------  -----------
   06/30/97                         0.00          0.00          0.00         (2.03)         19.85         20.05
----------------------------   -----------    -----------    ----------   -----------    -----------  -----------
   11/01/95-06/30/96                0.00          0.00          0.00         (0.34)         18.47         22.64
----------------------------   -----------    -----------    ----------   -----------    -----------  -----------
   10/31/95                         0.00          0.00          0.00          0.00          15.38         29.54
----------------------------   -----------    -----------    ----------   -----------    -----------  -----------
   10/31/94                         0.00          0.00          0.00          0.00          11.87          7.31
----------------------------   -----------    -----------    ----------   -----------    -----------  -----------
   06/25/93-10/31/93                0.00          0.00         (0.01)        (0.01)         11.06         10.81
----------------------------   -----------    -----------    ----------   -----------    -----------  -----------

   Administrative Class
   12/31/97 (b)                     0.00          0.00          0.00         (2.62)         21.26         20.85
----------------------------   -----------    -----------    ----------   -----------    -----------  -----------
   06/30/97                         0.00          0.00          0.00         (2.03)         19.78         19.72
----------------------------   -----------    -----------    ----------   -----------    -----------  -----------
   04/01/96-06/30/96                0.00          0.00          0.00          0.00          18.46         10.34
----------------------------   -----------    -----------    ----------   -----------    -----------  -----------

Small Cap Growth Fund

   Institutional Class
   12/31/97 (b)                 $   0.00      $   0.00       $  0.00      $  (1.88)      $  13.29         13.20%
----------------------------   -----------    -----------    ----------   -----------    -----------  -----------
   06/30/97                         0.00          0.00          0.00        (10.59)         13.40         22.82
----------------------------   -----------    -----------    ----------   -----------    -----------  -----------
   11/01/95-06/30/96                0.00          0.00          0.00         (1.60)         20.83          7.22
----------------------------   -----------    -----------    ----------   -----------    -----------  -----------
   10/31/95                         0.00          0.00          0.00         (1.43)         21.02         17.39
----------------------------   -----------    -----------    ----------   -----------    -----------  -----------
   10/31/94                         0.00          0.00          0.00         (0.64)         19.38          4.62
----------------------------   -----------    -----------    ----------   -----------    -----------  -----------
   10/31/93                         0.00          0.00          0.00         (2.78)         19.15         38.80
----------------------------   -----------    -----------    ----------   -----------    -----------  -----------
   10/31/92                         0.00          0.00          0.00         (0.58)         15.80         10.20
----------------------------   -----------    -----------    ----------   -----------    -----------  -----------

   Administrative Class
   12/31/97 (b)                     0.00          0.00          0.00         (1.88)         13.28         13.03
----------------------------   -----------    -----------    ----------   -----------    -----------  -----------
   06/30/97                         0.00          0.00          0.00        (10.59)         13.41         23.12
----------------------------   -----------    -----------    ----------   -----------    -----------  -----------
   11/01/95-06/30/96                0.00          0.00          0.00         (1.60)         20.82          7.18
----------------------------   -----------    -----------    ----------   -----------    -----------  -----------
   09/27/95-10/31/95                0.00          0.00          0.00          0.00          21.01         (5.34)
----------------------------   -----------    -----------    ----------   -----------    -----------  -----------

Renaissance Fund

   Institutional Class
   12/30/97-12/31/97 (b)        $   0.00      $   0.00       $  0.00      $   0.00       $  16.87          0.83%
----------------------------   -----------    -----------    ----------   -----------    -----------  -----------

Core Equity Fund

   Institutional Class
   12/31/97 (b)                 $   0.00      $   0.00       $  0.00      $  (1.30)      $  16.00         11.29%
----------------------------   -----------    -----------    ----------   -----------    -----------  -----------
   06/30/97                         0.00          0.00          0.00         (0.81)         15.55         21.59
----------------------------   -----------    -----------    ----------   -----------    -----------  -----------
   11/01/95-06/30/96                0.00          0.00          0.00         (0.33)         13.55          9.41
----------------------------   -----------    -----------    ----------   -----------    -----------  -----------
   12/28/94-10/31/95                0.00          0.00          0.00         (0.06)         12.72         27.86
----------------------------   -----------    -----------    ----------   -----------    -----------  -----------

   Administrative Class
   12/31/97 (b)                     0.00          0.00          0.00         (1.30)         15.96         11.17
----------------------------   -----------    -----------    ----------   -----------    -----------  -----------
   06/30/97                         0.00          0.00          0.00         (0.80)         15.53         21.20
----------------------------   -----------    -----------    ----------   -----------    -----------  -----------
   11/01/95-06/30/96                0.00          0.00          0.00         (0.31)         13.56          9.23
----------------------------   -----------    -----------    ----------   -----------    -----------  -----------
   05/31/95-10/31/95                0.00          0.00          0.00         (0.02)         12.73         11.34
----------------------------   -----------    -----------    ----------   -----------    -----------  -----------

                                                            Ratio of Net
                                              Ratio of      Investment
                                Net Assets    Expenses to   Income (Loss)                 Average
Selected Per Share Data for     End of        Average Net   to Average    Portfolio       Commission
the Year or Period Ended:       Period (000s) Assets        Net Assets    Turnover Rate   Rate
                                ------------  -----------   ------------  -------------   ----------
   Administrative Class
   12/31/97 (b)                    10,577         0.95*         0.25*           29           0.05
----------------------------    -----------   -----------   -----------   -----------     -----------
   6/30/97                          2,066         0.96          0.28            82           0.06
----------------------------    -----------   -----------   -----------   -----------     -----------
   11/01/95-06/30/96                1,071         0.95*         0.89*           79           0.04
----------------------------    -----------   -----------   -----------   -----------     -----------
   11/30/94-10/31/95                  892         0.94*         0.23*           72           N/A
----------------------------    -----------   -----------   -----------   -----------     -----------

Micro Cap Growth Fund

   Institutional Class
   12/31/97 (b)                  $210,800         1.51%*       (0.59)%*         39%       $  0.05
----------------------------    -----------   -----------   -----------   -----------     -----------
   06/30/97                       164,139         1.52         (0.49)           84           0.05
----------------------------    -----------   -----------   -----------   -----------     -----------
   11/01/95-06/30/96               83,973         1.50*        (0.45)*          54           0.02
----------------------------    -----------   -----------   -----------   -----------     -----------
   10/31/95                        69,775         1.50         (0.37)           87           0.03
----------------------------    -----------   -----------   -----------   -----------     -----------
   10/31/94                        32,605         1.50         (0.25)           59
----------------------------    -----------   -----------   -----------   -----------
   06/25/93-10/31/93               10,827         1.50*        (0.02)*          16
----------------------------    -----------   -----------   -----------   -----------

   Administrative Class
   12/31/97 (b)                     3,817         1.76*        (0.85)*          39           0.05
----------------------------    -----------   -----------   -----------   -----------     -----------
   06/30/97                         2,116         1.77         (0.74)           84           0.05
----------------------------    -----------   -----------   -----------   -----------     -----------
   04/01/96-06/30/96                  566         1.73*        (0.74)*          54           0.02
----------------------------    -----------   -----------   -----------   -----------     -----------

Small Cap Growth Fund

   Institutional Class
   12/31/97 (b)                  $ 38,933         1.26%*       (0.11)%*         40%       $  0.05
----------------------------    -----------   -----------   -----------   -----------     -----------
   06/30/97                        33,390         1.32         (0.05)          129           0.05
----------------------------    -----------   -----------   -----------   -----------     -----------
   11/01/95-06/30/96               32,954         1.25*        (0.20)*          59           0.02
----------------------------    -----------   -----------   -----------   -----------     -----------
   10/31/95                        73,977         1.25         (0.27)           86           0.02
----------------------------    -----------   -----------   -----------   -----------     -----------
   10/31/94                        50,425         1.25         (0.33)           66
----------------------------    -----------   -----------   -----------   -----------
   10/31/93                        43,308         1.25         (0.35)           62
----------------------------    -----------   -----------   -----------   -----------
   10/31/92                        33,734         1.25          0.09            66
----------------------------    -----------   -----------   -----------   -----------

   Administrative Class
   12/31/97 (b)                        82         1.51*        (0.05)*          40           0.05
----------------------------    -----------   -----------   -----------   -----------     -----------
   06/30/97                             1         1.54         (0.36)          129           0.05
----------------------------    -----------   -----------   -----------   -----------     -----------
   11/01/95-06/30/96                  112         1.50*        (0.41)*          59           0.02
----------------------------    -----------   -----------   -----------   -----------     -----------
   09/27/95-10/31/95                  544         1.60*        (0.82)*           9           N/A
----------------------------    -----------   -----------   -----------   -----------     -----------

Renaissance Fund

   Institutional Class
   12/30/97-12/31/97 (b)         $    586         0.86%*        0.04%*         105%       $  0.06
----------------------------    -----------   -----------   -----------   -----------     -----------

Core Equity Fund

   Institutional Class
   12/31/97 (b)                  $  4,277         0.83%*        0.27%*          79%       $  0.06
----------------------------    -----------   -----------   -----------   -----------     -----------
   06/30/97                         6,444         0.87          0.23           139           0.06
----------------------------    -----------   -----------   -----------   -----------     -----------
   11/01/95-06/30/96               10,452         0.82*         0.53*           73           0.04
----------------------------    -----------   -----------   -----------   -----------     -----------
   12/28/94-10/31/95                7,791         0.82*         0.79*          123           0.03
----------------------------    -----------   -----------   -----------   -----------     -----------

   Administrative Class
   12/31/97 (b)                    95,843         1.07*         0.12*           79           0.06
----------------------------    -----------   -----------   -----------   -----------     -----------
   06/30/97                        29,332         1.13         (0.03)          139           0.06
----------------------------    -----------   -----------   -----------   -----------     -----------
   11/01/95-06/30/96               33,575         1.07*         0.28*           73           0.04
----------------------------    -----------   -----------   -----------   -----------     -----------
   05/31/95-10/31/95               24,645         1.06*         0.34*           58           N/A
----------------------------    -----------   -----------   -----------   -----------     -----------

*Annualized
(a) Per share amounts based on average number of shares outstanding during the period.
(b) Unaudited


                               1997 Semiannual Report See accompanying notes  21


                             Net Asset                   Net Realized/   Total         Dividends     Dividends in  Distributions
                             Value         Net           Unrealized      Income from   from Net      Excess of Net from Net
Selected Per Share Data for  Beginning     Investment    Gain (Loss) on  Investment    Investment    Investment    Realized
the Year or Period Ended:    of Period     Income (Loss) Investments     Operations    Income        Income        Capital Gains
                             ------------- ------------- -------------   ------------- ------------- ------------- -------------
Mid Cap Equity Fund

   Institutional Class
   12/31/97 (b)              $   14.04     $  (0.02)(a)  $   1.33(a)     $   1.31      $   0.00      $   0.00      $  (4.09)
---------------------------- ------------- ------------- -------------   ------------- ------------- ------------- -------------
   06/30/97                      14.66        (0.06)(a)      1.31(a)         1.25          0.00          0.00         (1.87)
---------------------------- ------------- ------------- -------------   ------------- ------------- ------------- -------------
   11/01/95-06/30/96             12.92         0.49          1.62            2.11          0.00          0.00         (0.37)
---------------------------- ------------- ------------- -------------   ------------- ------------- ------------- -------------
   12/28/94-10/31/95             10.00         0.02          2.92            2.94         (0.02)         0.00          0.00
---------------------------- ------------- ------------- -------------   ------------- ------------- ------------- -------------

   Administrative Class
   08/21/97-12/31/97 (b)         15.27        (0.02)(a)      0.09(a)         0.07          0.00          0.00         (4.09)
---------------------------- ------------- ------------- -------------   ------------- ------------- ------------- -------------

Equity Income Fund

   Institutional Class
   12/31/97 (b)              $   15.41     $   0.23(a)   $   1.93(a)     $   2.16      $  (0.25)     $   0.00      $  (2.09)
---------------------------- ------------- ------------- -------------   ------------- ------------- ------------- -------------
   06/30/97                      14.36         0.40          3.17            3.57         (0.55)         0.00         (1.97)
---------------------------- ------------- ------------- -------------   ------------- ------------- ------------- -------------
   11/01/95-06/30/96             13.09         0.78          1.31            2.09         (0.34)         0.00         (0.48)
---------------------------- ------------- ------------- -------------   ------------- ------------- ------------- -------------
   10/31/95                      11.75         0.46          1.67            2.13         (0.46)         0.00         (0.33)
---------------------------- ------------- ------------- -------------   ------------- ------------- ------------- -------------
   10/31/94                      11.95         0.42         (0.16)           0.26         (0.42)         0.00         (0.04)
---------------------------- ------------- ------------- -------------   ------------- ------------- ------------- -------------
   10/31/93                      10.92         0.40          1.40            1.80         (0.40)         0.00         (0.37)
---------------------------- ------------- ------------- -------------   ------------- ------------- ------------- -------------
   10/31/92                      10.77         0.45          0.93            1.38         (0.43)         0.00         (0.57)
---------------------------- ------------- ------------- -------------   ------------- ------------- ------------- -------------

   Administrative Class
   12/31/97 (b)                  15.40         0.21(a)       1.93(a)         2.14         (0.23)         0.00         (2.09)
---------------------------- ------------- ------------- -------------   ------------- ------------- ------------- -------------
   06/30/97                      14.35         0.27          3.26            3.53         (0.51)         0.00         (1.97)
---------------------------- ------------- ------------- -------------   ------------- ------------- ------------- -------------
   11/01/95-06/30/96             13.13         0.75          1.31            2.06         (0.36)         0.00         (0.48)
---------------------------- ------------- ------------- -------------   ------------- ------------- ------------- -------------
   11/30/94-10/31/95             11.12         0.39          2.35            2.74         (0.40)         0.00         (0.33)
---------------------------- ------------- ------------- -------------   ------------- ------------- ------------- -------------

Value Fund

   Institutional Class
   12/31/97 (b)              $   14.81     $   0.12(a)   $   1.38(a)     $   1.50      $  (0.13)     $   0.00      $  (1.63)
---------------------------- ------------- ------------- -------------   ------------- ------------- ------------- -------------
   06/30/97                      12.46         1.05          2.11            3.16         (0.31)         0.00         (0.50)
---------------------------- ------------- ------------- -------------   ------------- ------------- ------------- -------------
   11/01/95-06/30/96             12.53         0.25          1.62            1.87         (0.17)         0.00         (1.77)
---------------------------- ------------- ------------- -------------   ------------- ------------- ------------- -------------
   10/31/95                      11.55         0.30          2.18            2.48         (0.30)         0.00         (1.20)
---------------------------- ------------- ------------- -------------   ------------- ------------- ------------- -------------
   10/31/94                      11.92         0.30         (0.28)           0.02         (0.29)         0.00         (0.10)
---------------------------- ------------- ------------- -------------   ------------- ------------- ------------- -------------
   10/31/93                      10.05         0.28          2.36            2.64         (0.28)         0.00         (0.49)
---------------------------- ------------- ------------- -------------   ------------- ------------- ------------- -------------
   12/30/91-10/31/92             10.00         0.24          0.23            0.47         (0.24)         0.00         (0.18)
---------------------------- ------------- ------------- -------------   ------------- ------------- ------------- -------------

   Administrative Class
   08/21/97-12/31/97 (b)         15.66         0.07(a)       0.58(a)         0.65         (0.13)         0.00         (1.63)
---------------------------- ------------- ------------- -------------   ------------- ------------- ------------- -------------

Small Cap Value Fund

   Institutional Class
   12/31/97 (b)              $   15.78     $   0.16(a)   $   2.60(a)     $   2.76      $  (0.13)     $   0.00      $  (0.76)
---------------------------- ------------- ------------- -------------   ------------- ------------- ------------- -------------
   06/30/97                      14.20         0.46          3.63            4.09         (0.13)         0.00         (2.38)
---------------------------- ------------- ------------- -------------   ------------- ------------- ------------- -------------
   11/01/95-06/30/96             13.10         0.56          1.49            2.05         (0.21)         0.00         (0.74)
---------------------------- ------------- ------------- -------------   ------------- ------------- ------------- -------------
   10/31/95                      12.07         0.28          1.92            2.20         (0.28)         0.00         (0.89)
---------------------------- ------------- ------------- -------------   ------------- ------------- ------------- -------------
   10/31/94                      12.81         0.29         (0.65)          (0.36)        (0.29)         0.00         (0.09)
---------------------------- ------------- ------------- -------------   ------------- ------------- ------------- -------------
   10/31/93                      10.98         0.24          2.33            2.57         (0.24)         0.00         (0.50)
---------------------------- ------------- ------------- -------------   ------------- ------------- ------------- -------------
   10/31/92                      10.09         0.22          1.17            1.39         (0.22)         0.00         (0.24)
---------------------------- ------------- ------------- -------------   ------------- ------------- ------------- -------------

   Administrative Class
   12/31/97 (b)                  15.76         0.14(a)       2.59(a)         2.73         (0.11)         0.00         (0.76)
---------------------------- ------------- ------------- -------------   ------------- ------------- ------------- -------------
   06/30/97                      14.20         0.38          3.68            4.06         (0.12)         0.00         (2.38)
---------------------------- ------------- ------------- -------------   ------------- ------------- ------------- -------------
   11/01/95-06/30/96             13.16         0.54          1.43            1.97         (0.19)         0.00         (0.74)
---------------------------- ------------- ------------- -------------   ------------- ------------- ------------- -------------

*Annualized
(a) Per share amounts based on average number of shares outstanding during the period.
(b) Unaudited




22 PIMCO Funds See accompanying notes


                             Distributions
                             In Excess of  Distributions Tax Basis                     Net Asset
Selected Per Share Data for  Net Realized  from          Return of       Total         Value End
the Year or Period Ended:    Capital Gains Equalization  Capital         Distributions of Period     Total Return
                             ------------- ------------- -------------   ------------- ------------- -------------
Mid Cap Equity Fund

   Institutional Class
   12/31/97 (b)              $      0.00   $     0.00      $   0.00      $ (4.09)      $  11.26         8.52%
---------------------------- ------------- ------------- -------------   ------------- ------------- -------------
   06/30/97                         0.00         0.00          0.00        (1.87)         14.04         9.61
---------------------------- ------------- ------------- -------------   ------------- ------------- -------------
   11/01/95-06/30/96                0.00         0.00          0.00        (0.37)         14.66        16.72
---------------------------- ------------- ------------- -------------   ------------- ------------- -------------
   12/28/94-10/31/95                0.00         0.00          0.00        (0.02)         12.92        29.34
---------------------------- ------------- ------------- -------------   ------------- ------------- -------------

   Administrative Class
   08/21/97-12/31/97 (b)            0.00         0.00          0.00        (4.09)         11.25        (0.29)
---------------------------- ------------- ------------- -------------   ------------- ------------- -------------

Equity Income Fund

   Institutional Class
   12/31/97 (b)              $      0.00   $     0.00    $     0.00      $ (2.34)      $  15.23        14.13%
---------------------------- ------------- ------------- -------------   ------------- ------------- -------------
   06/30/97                         0.00         0.00          0.00        (2.52)         15.41        27.67
---------------------------- ------------- ------------- -------------   ------------- ------------- -------------
   11/01/95-06/30/96                0.00         0.00          0.00        (0.82)         14.36        16.35
---------------------------- ------------- ------------- -------------   ------------- ------------- -------------
   10/31/95                         0.00         0.00          0.00        (0.79)         13.09        19.36
---------------------------- ------------- ------------- -------------   ------------- ------------- -------------
   10/31/94                         0.00         0.00          0.00        (0.46)         11.75         2.25
---------------------------- ------------- ------------- -------------   ------------- ------------- -------------
   10/31/93                         0.00         0.00          0.00        (0.77)         11.95        16.65
---------------------------- ------------- ------------- -------------   ------------- ------------- -------------
   10/31/92                         0.00        (0.23)         0.00        (1.23)         10.92        12.89
---------------------------- ------------- ------------- -------------   ------------- ------------- -------------

   Administrative Class
   12/31/97 (b)                     0.00         0.00          0.00        (2.32)         15.22        14.01
---------------------------- ------------- ------------- -------------   ------------- ------------- -------------
   06/30/97                         0.00         0.00          0.00        (2.48)         15.40        27.40
---------------------------- ------------- ------------- -------------   ------------- ------------- -------------
   11/01/95-06/30/96                0.00         0.00          0.00        (0.84)         14.35        16.08
---------------------------- ------------- ------------- -------------   ------------- ------------- -------------
   11/30/94-10/31/95                0.00         0.00          0.00        (0.73)         13.13        25.69
---------------------------- ------------- ------------- -------------   ------------- ------------- -------------

Value Fund

   Institutional Class
   12/31/97 (b)              $      0.00   $     0.00    $     0.00      $ (1.76)      $  14.55        10.17%
---------------------------- ------------- ------------- -------------   ------------- ------------- -------------
   06/30/97                         0.00         0.00          0.00        (0.81)         14.81        26.38
---------------------------- ------------- ------------- -------------   ------------- ------------- -------------
   11/01/95-06/30/96                0.00         0.00          0.00        (1.94)         12.46        16.24
---------------------------- ------------- ------------- -------------   ------------- ------------- -------------
   10/31/95                         0.00         0.00          0.00        (1.50)         12.53        24.98
---------------------------- ------------- ------------- -------------   ------------- ------------- -------------
   10/31/94                         0.00         0.00          0.00        (0.39)         11.55         0.15
---------------------------- ------------- ------------- -------------   ------------- ------------- -------------
   10/31/93                         0.00         0.00          0.00        (0.77)         11.92        26.35
---------------------------- ------------- ------------- -------------   ------------- ------------- -------------
   12/30/91-10/31/92                0.00         0.00          0.00        (0.42)         10.05         4.68
---------------------------- ------------- ------------- -------------   ------------- ------------- -------------

   Administrative Class
   08/21/97-12/31/97 (b)            0.00         0.00          0.00        (1.76)         14.55         4.19
---------------------------- ------------- ------------- -------------   ------------- ------------- -------------

Small Cap Value Fund

   Institutional Class
   12/31/97 (b)              $      0.00   $     0.00    $     0.00      $ (0.89)      $  17.65        17.57%
---------------------------- ------------- ------------- -------------   ------------- ------------- -------------
   06/30/97                         0.00         0.00          0.00        (2.51)         15.78        31.99
---------------------------- ------------- ------------- -------------   ------------- ------------- -------------
   11/01/95-06/30/96                0.00         0.00          0.00        (0.95)         14.20        16.35
---------------------------- ------------- ------------- -------------   ------------- ------------- -------------
   10/31/95                         0.00         0.00          0.00        (1.17)         13.10        19.88
---------------------------- ------------- ------------- -------------   ------------- ------------- -------------
   10/31/94                         0.00         0.00          0.00        (0.38)         12.07        (2.89)
---------------------------- ------------- ------------- -------------   ------------- ------------- -------------
   10/31/93                         0.00         0.00          0.00        (0.74)         12.81        23.60
---------------------------- ------------- ------------- -------------   ------------- ------------- -------------
   10/31/92                         0.00        (0.04)         0.00        (0.50)         10.98        13.75
---------------------------- ------------- ------------- -------------   ------------- ------------- -------------

   Administrative Class
   12/31/97 (b)                     0.00         0.00          0.00        (0.87)         17.62        17.35
---------------------------- ------------- ------------- -------------   ------------- ------------- -------------
   06/30/97                         0.00         0.00          0.00        (2.50)         15.76        31.70
---------------------------- ------------- ------------- -------------   ------------- ------------- -------------
   11/01/95-06/30/96                0.00         0.00          0.00        (0.93)         14.20        15.64
---------------------------- ------------- ------------- -------------   ------------- ------------- -------------

                                                         Ratio of Net
                                           Ratio of      Investment
                             Net Assets    Expenses to   Income (Loss)                 Average
Selected Per Share Data for  End of        Average Net   to Average      Portfolio     Commission
the Year or Period Ended:    Period (000s) Assets        Net Assets      Turnover Rate Rate
---------------------------- ------------- ------------- -------------   ------------- -------------
Mid Cap Equity Fund

   Institutional Class
   12/31/97 (b)              $    6,845          0.89%*       (0.24)%*       146%      $   0.06
---------------------------- ------------- ------------- -------------   ------------- -------------
   06/30/97                       7,591          1.15         (0.43)         202           0.06
---------------------------- ------------- ------------- -------------   ------------- -------------
   11/01/95-06/30/96              8,378          0.88*        (0.32)*         97           0.03
---------------------------- ------------- ------------- -------------   ------------- -------------
   12/28/94-10/31/95              8,357          0.88*         0.24*         132           0.04
---------------------------- ------------- ------------- -------------   ------------- -------------

   Administrative Class
   08/21/97-12/31/97 (b)            550          1.13*        (0.48)*        146           0.06
---------------------------- ------------- ------------- -------------   ------------- -------------

Equity Income Fund

   Institutional Class
   12/31/97 (b)              $  133,405          0.71%*        2.82%*         17%      $   0.06
---------------------------- ------------- ------------- -------------   ------------- -------------
   06/30/97                     121,138          0.72          3.03           45           0.06
---------------------------- ------------- ------------- -------------   ------------- -------------
   11/01/95-06/30/96            116,714          0.70*         3.41*          52           0.06
---------------------------- ------------- ------------- -------------   ------------- -------------
   10/31/95                     118,015          0.70          3.83           46           0.06
---------------------------- ------------- ------------- -------------   ------------- -------------
   10/31/94                      92,365          0.70          3.77           36
---------------------------- ------------- ------------- -------------   -------------
   10/31/93                      67,854          0.70          3.55           39
---------------------------- ------------- ------------- -------------   -------------
   10/31/92                      30,506          0.70          3.83           47
---------------------------- ------------- ------------- -------------   -------------

   Administrative Class
   12/31/97 (b)                   9,877          0.96*         2.57*          17           0.06
---------------------------- ------------- ------------- -------------   ------------- -------------
   06/30/97                       8,145          0.97          2.79           45           0.06
---------------------------- ------------- ------------- -------------   ------------- -------------
   11/01/95-06/30/96              6,097          0.95*         3.19*          52           0.06
---------------------------- ------------- ------------- -------------   ------------- -------------
   11/30/94-10/31/95                140          0.95*         3.43*          43            N/A
---------------------------- ------------- ------------- -------------   ------------- -------------

Value Fund

   Institutional Class
   12/31/97 (b)              $   77,926          0.71%*        1.57%*         33%      $   0.06
---------------------------- ------------- ------------- -------------   ------------- -------------
   06/30/97                      74,613          0.73          2.02           71           0.06
---------------------------- ------------- ------------- -------------   ------------- -------------
   11/01/95-06/30/96             52,727          0.70*         2.40*          29           0.06
---------------------------- ------------- ------------- -------------   ------------- -------------
   10/31/95                      14,443          0.70          2.50           71           0.06
---------------------------- ------------- ------------- -------------   ------------- -------------
   10/31/94                      15,442          0.70          2.34           44
---------------------------- ------------- ------------- -------------   -------------
   10/31/93                      22,930          0.70          2.43           28
---------------------------- ------------- ------------- -------------   -------------
   12/30/91-10/31/92             18,083          0.70*         2.57*          73
---------------------------- ------------- ------------- -------------   -------------

   Administrative Class
   08/21/97-12/31/97 (b)          4,245          0.95*         1.31*          33           0.06
---------------------------- ------------- ------------- -------------   ------------- -------------

Small Cap Value Fund

   Institutional Class
   12/31/97 (b)              $   46,841          0.86%*        1.79%*         18%      $   0.06
---------------------------- ------------- ------------- -------------   ------------- -------------
   06/30/97                      34,639          0.90          1.92           48           0.06
---------------------------- ------------- ------------- -------------   ------------- -------------
   11/01/95-06/30/96             29,017          0.85*         2.12*          35           0.04
---------------------------- ------------- ------------- -------------   ------------- -------------
   10/31/95                      35,093          0.85          2.25           50           0.04
---------------------------- ------------- ------------- -------------   ------------- -------------
   10/31/94                      31,236          0.85          2.23           48
---------------------------- ------------- ------------- -------------   -------------
   10/31/93                      46,523          0.85          2.05           42
---------------------------- ------------- ------------- -------------   -------------
   10/31/92                      18,261          0.85          2.16           27
---------------------------- ------------- ------------- -------------   -------------

   Administrative Class
   12/31/97 (b)                   9,096           1.11*         1.54*         18           0.06
---------------------------- ------------- ------------- -------------   ------------- -------------
   06/30/97                       5,916           1.16          1.68          48           0.06
---------------------------- ------------- ------------- -------------   ------------- -------------
   11/01/95-06/30/96              4,433           1.10*         1.86*         35           0.04
---------------------------- ------------- ------------- -------------   ------------- -------------

*Annualized
(a) Per share amounts based on average number of shares outstanding during the period.
(b) Unaudited


                               1997 Semiannual Report  See accompanying notes 23


                             Net Asset                   Net Realized/   Total         Dividends     Dividends in  Distributions
                             Value         Net           Unrealized      Income from   from Net      Excess of Net from Net
Selected Per Share Data for  Beginning     Investment    Gain (Loss) on  Investment    Investment    Investment    Realized
the Year or Period Ended:    of Period     Income (Loss) Investments     Operations    Income        Income        Capital Gains
                             ------------- ------------- -------------   ------------- ------------- ------------- -------------
Enhanced Equity Fund

   Institutional Class
   12/31/97 (b)              $    16.46    $    0.07(a)  $    1.94(a)    $    2.01     $   (0.11)    $    0.00     $   (7.73)
---------------------------- ------------- ------------- -------------   ------------- ------------- ------------- -------------
   06/30/97                       15.91         1.18          3.10            4.28         (0.10)         0.00         (3.63)
---------------------------- ------------- ------------- -------------   ------------- ------------- ------------- -------------
   11/01/95-06/30/96              14.44         0.34          1.67            2.01         (0.16)         0.00         (0.38)
---------------------------- ------------- ------------- -------------   ------------- ------------- ------------- -------------
   10/31/95                       11.99         0.25          2.62            2.87         (0.25)         0.00         (0.17)
---------------------------- ------------- ------------- -------------   ------------- ------------- ------------- -------------
   10/31/94                       12.08         0.25         (0.04)           0.21         (0.25)         0.00         (0.05)
---------------------------- ------------- ------------- -------------   ------------- ------------- ------------- -------------
   10/31/93                       11.76         0.23          0.74            0.97         (0.23)         0.00         (0.42)
---------------------------- ------------- ------------- -------------   ------------- ------------- ------------- -------------
   10/31/92                       10.80         0.16          1.06            1.22         (0.16)         0.00         (0.04)
---------------------------- ------------- ------------- -------------   ------------- ------------- ------------- -------------

   Administrative Class
   08/21/97-12/31/97 (b)          17.53         0.03(a)       0.89(a)         0.92         (0.11)         0.00         (7.73)
---------------------------- ------------- ------------- -------------   ------------- ------------- ------------- -------------

Balanced Fund

   Institutional Class
   12/31/97 (b)              $   11.42     $   0.18(a)   $   0.99(a)     $   1.17      $  (0.20)     $   0.00      $  (1.09)
---------------------------- ------------- ------------- -------------   ------------- ------------- ------------- -------------
   06/30/97                      11.64         0.89          1.21            2.10         (0.36)         0.00         (1.96)
---------------------------- ------------- ------------- -------------   ------------- ------------- ------------- -------------
   11/01/95-06/30/96             11.89         0.27          0.76            1.03         (0.27)         0.00         (1.01)
---------------------------- ------------- ------------- -------------   ------------- ------------- ------------- -------------
   10/31/95                      10.35         0.44          1.54            1.98         (0.44)         0.00          0.00
---------------------------- ------------- ------------- -------------   ------------- ------------- ------------- -------------
   10/31/94                      10.84         0.34         (0.34)           0.00         (0.34)         0.00         (0.15)
---------------------------- ------------- ------------- -------------   ------------- ------------- ------------- -------------
   10/31/93                      10.42         0.35          0.68            1.03         (0.35)         0.00         (0.26)
---------------------------- ------------- ------------- -------------   ------------- ------------- ------------- -------------
   06/25/92-10/31/92             10.00         0.12          0.52            0.64         (0.12)         0.00         (0.10)
---------------------------- ------------- ------------- -------------   ------------- ------------- ------------- -------------

*Annualized
(a) Per share amounts based on average number of shares outstanding during the period.
(b) Unaudited


24 PIMCO Funds See accompanying notes


                             Distributions
                             In Excess of  Distributions Tax Basis                     Net Asset
Selected Per Share Data for  Net Realized  from          Return of       Total         Value End
the Year or Period Ended:    Capital Gains Equalization  Capital         Distributions of Period     Total Return
                             ------------- ------------- -------------   ------------- ------------- -------------
Enhanced Equity Fund

   Institutional Class
   12/31/97 (b)              $   0.00      $   0.00      $   0.00        $  (7.84)     $   10.63        11.29%
---------------------------- ------------- ------------- -------------   ------------- ------------- -------------
   06/30/97                      0.00          0.00          0.00           (3.73)         16.46        31.45
---------------------------- ------------- ------------- -------------   ------------- ------------- -------------
   11/01/95-06/30/96             0.00          0.00          0.00           (0.54)         15.91        14.21
---------------------------- ------------- ------------- -------------   ------------- ------------- -------------
   10/31/95                      0.00          0.00          0.00           (0.42)         14.44        24.46
---------------------------- ------------- ------------- -------------   ------------- ------------- -------------
   10/31/94                      0.00          0.00          0.00           (0.30)         11.99         1.83
---------------------------- ------------- ------------- -------------   ------------- ------------- -------------
   10/31/93                      0.00          0.00          0.00           (0.65)         12.08         8.20
---------------------------- ------------- ------------- -------------   ------------- ------------- -------------
   10/31/92                      0.00         (0.06)         0.00           (0.26)         11.76        11.46
---------------------------- ------------- ------------- -------------   ------------- ------------- -------------

   Administrative Class
   08/21/97-12/31/97 (b)         0.00          0.00          0.00           (7.84)         10.61         4.37
---------------------------- ------------- ------------- -------------   ------------- ------------- -------------

Balanced Fund

   Institutional Class
   12/31/97 (b)              $   0.00      $   0.00      $   0.00        $  (1.29)     $   11.30        10.22%
---------------------------- ------------- ------------- -------------   ------------- ------------- -------------
   06/30/97                      0.00          0.00          0.00           (2.32)         11.42        20.37
---------------------------- ------------- ------------- -------------   ------------- ------------- -------------
   11/01/95-06/30/96             0.00          0.00          0.00           (1.28)         11.64         9.07
---------------------------- ------------- ------------- -------------   ------------- ------------- -------------
   10/31/95                      0.00          0.00          0.00           (0.44)         11.89        19.47
---------------------------- ------------- ------------- -------------   ------------- ------------- -------------
   10/31/94                      0.00          0.00          0.00           (0.49)         10.35         0.08
---------------------------- ------------- ------------- -------------   ------------- ------------- -------------
   10/31/93                      0.00          0.00          0.00           (0.61)         10.84        10.06
---------------------------- ------------- ------------- -------------   ------------- ------------- -------------
   06/25/92-10/31/92             0.00          0.00          0.00           (0.22)         10.42         6.40
---------------------------- ------------- ------------- -------------   ------------- ------------- -------------

                                                         Ratio of Net
                                           Ratio of      Investment
                             Net Assets    Expenses to   Income (Loss)                 Average
Selected Per Share Data for  End of        Average Net   to Average      Portfolio     Commission
the Year or Period Ended:    Period (000s) Assets        Net Assets      Turnover Rate Rate
---------------------------- ------------- ------------- -------------   ------------- -------------
Enhanced Equity Fund

   Institutional Class
   12/31/97 (b)              $ 40,413          0.71%*        0.83%*            24%     $   0.04
---------------------------- ------------- ------------- -------------   ------------- -------------
   06/30/97                    44,838          0.74          1.31              91          0.06
---------------------------- ------------- ------------- -------------   ------------- -------------
   11/01/95-06/30/96           83,425          0.70*         1.58*             53          0.05
---------------------------- ------------- ------------- -------------   ------------- -------------
   10/31/95                    73,999          0.70          1.91              21          0.05
---------------------------- ------------- ------------- -------------   ------------- -------------
   10/31/94                    65,915          0.70          2.20              44
---------------------------- ------------- ------------- -------------   -------------
   10/31/93                    46,724          0.70          1.89              15
---------------------------- ------------- ------------- -------------   -------------
   10/31/92                    36,515          0.70          1.81              17
---------------------------- ------------- ------------- -------------   -------------

   Administrative Class
   08/21/97-12/31/97 (b)        2,926          0.96*         0.59*             24          0.04
---------------------------- ------------- ------------- -------------   ------------- -------------

Balanced Fund

   Institutional Class
   12/31/97 (b)              $ 52,357          0.71%*        3.00%*            85%     $   0.06
---------------------------- ------------- ------------- -------------   ------------- -------------
   06/30/97                    61,518          0.74          3.33             199          0.06
---------------------------- ------------- ------------- -------------   ------------- -------------
   11/01/95-06/30/96           82,562          0.70*         3.46*            140          0.05
---------------------------- ------------- ------------- -------------   ------------- -------------
   10/31/95                    72,638          0.70          3.73              43          0.04
---------------------------- ------------- ------------- -------------   ------------- -------------
   10/31/94                   130,694          0.70          3.25              47
---------------------------- ------------- ------------- -------------   -------------
   10/31/93                   126,410          0.70          3.10              19
---------------------------- ------------- ------------- -------------   -------------
   06/25/92-10/31/92           99,198          0.70*         3.36*             39
---------------------------- ------------- ------------- -------------   -------------

*Annualized
(a) Per share amounts based on average number of shares outstanding during the period.
(b) Unaudited


                               1997 Semiannual Report See accompanying notes  25

Statement of Assets and Liabilities

December 31, 1997 (Unaudited)

                                                      Emerging       International    Capital             Mid Cap       Micro Cap
Amounts in thousands, except per share amounts        Markets Fund   Developed Fund   Appreciation Fund   Growth Fund   Growth Fund
                                                      -------------  ---------------  ------------------  ------------  ------------
Assets:

Investments, at value                                 $     40,449   $      94,413    $     762,587       $  601,188    $   224,744
----------------------------------------------------  -------------  ---------------  ------------------  ------------  ------------
Cash and foreign currency                                      352           1,392                0              (23)             0
----------------------------------------------------  -------------  ---------------  ------------------  ------------  ------------
Receivable for investments and foreign currency sold           104             126            1,483              226            494
----------------------------------------------------  -------------  ---------------  ------------------  ------------  ------------
Receivable for Fund shares sold                                150             113            2,065            4,003            128
----------------------------------------------------  -------------  ---------------  ------------------  ------------  ------------
Interest and dividends receivable                               57             117              553              304             34
----------------------------------------------------  -------------  ---------------  ------------------  ------------  ------------
Variation margin receivable                                      0               0                0                0              0
----------------------------------------------------  -------------  ---------------  ------------------  ------------  ------------
                                                            41,112          96,161          766,688          605,698        225,400
====================================================  =============  ===============  ==================  ============  ============

Liabilities:

Payable for investments and foreign currency
  purchased                                           $         66   $         592    $      13,011       $   31,672    $    10,440
----------------------------------------------------  -------------  ---------------  ------------------  ------------  ------------
Written options outstanding                                      0               0                0                0              0
----------------------------------------------------  -------------  ---------------  ------------------  ------------  ------------
Payable for Fund shares redeemed                               630             294              264            2,702             70
----------------------------------------------------  -------------  ---------------  ------------------  ------------  ------------
Dividends payable                                                3               3               13               58              0
----------------------------------------------------  -------------  ---------------  ------------------  ------------  ------------
Accrued investment advisor's fee                                29              50              285              213            227
----------------------------------------------------  -------------  ---------------  ------------------  ------------  ------------
Accrued administrator's fee                                     17              42              166              139             45
----------------------------------------------------  -------------  ---------------  ------------------  ------------  ------------
Accrued distribution and/or servicing fee                        2               5               50              121              1
----------------------------------------------------  -------------  ---------------  ------------------  ------------  ------------
Other liabilities                                                0               0                0               28              0
----------------------------------------------------  -------------  ---------------  ------------------  ------------  ------------
                                                               747             986           13,789           34,933         10,783
====================================================  =============  ===============  ==================  ============  ============


Net Assets                                            $     40,365   $      95,175    $     752,899       $  570,765    $   214,617
====================================================  =============  ===============  ==================  ============  ============

Net Assets Consist of:

Paid in capital                                       $     51,988   $      93,081    $     557,139       $  435,081    $   156,007
----------------------------------------------------  -------------  ---------------  ------------------  ------------  ------------
Undistributed (overdistributed) net investment
  income                                                       (76)            491            6,647             (536)          (608)
----------------------------------------------------  -------------  ---------------  ------------------  ------------  ------------
Accumulated undistributed net realized gain (loss)         (16,428)         (6,160)           6,915            6,485          3,499
----------------------------------------------------  -------------  ---------------  ------------------  ------------  ------------
Net unrealized appreciation (depreciation)                   4,881           7,763          182,198          129,735         55,719
----------------------------------------------------  -------------  ---------------  ------------------  ------------  ------------
                                                      $     40,365   $      95,175    $     752,899       $  570,765    $   214,617
====================================================  =============  ===============  ==================  ============  ============

Shares Issued and Outstanding:

Institutional Class                                          3,195           7,560           28,752           17,464          9,866
----------------------------------------------------  -------------  ---------------  ------------------  ------------  ------------
Administrative Class                                            64             174            1,351              472            180
----------------------------------------------------  -------------  ---------------  ------------------  ------------  ------------
Retail Classes                                                 190             543            2,904            7,485              0
----------------------------------------------------  -------------  ---------------  ------------------  ------------  ------------

Net Asset Value and Redemption Price* Per Share
(Net Assets Per Share Outstanding):

Institutional Class                                   $      11.71   $       11.50    $       22.83       $    22.50    $     21.37
----------------------------------------------------  -------------  ---------------  ------------------  ------------  ------------
Administrative Class                                         11.68           11.51            22.75            22.43          21.26
----------------------------------------------------  -------------  ---------------  ------------------  ------------  ------------
Class A                                                      11.67           11.46            22.77            22.45              0
----------------------------------------------------  -------------  ---------------  ------------------  ------------  ------------
Class B                                                      11.59           11.43            22.63            22.33              0
----------------------------------------------------  -------------  ---------------  ------------------  ------------  ------------
Class C                                                      11.59           11.43            22.65            22.33              0
----------------------------------------------------  -------------  ---------------  ------------------  ------------  ------------
Cost of Investments Owned                                   35,568          86,696          580,390          471,453        169,025
====================================================  =============  ===============  ==================  ============  ============

Cost of Foreign Currency Held                                  347           1,401                0                0              0
====================================================  =============  ===============  ==================  ============  ============

* With respect to the Retail Classes, the redemption price may vary by the length of time shares are held.

26  PIMCO Funds See accompanying notes

                                                      Small Cap                                            Mid Cap      Equity
Amounts in thousands, except per share amounts        Growth Fund    Renaissance Fund  Core Equity Fund  Equity Fund  Income Fund
                                                      ------------   ----------------  ----------------  -----------  -----------
Assets:

Investments, at value                                 $  39,747      $    475,046      $     100,873     $   7,616    $ 171,986
----------------------------------------------------  ------------   ----------------  ----------------  -----------  -----------
Cash and foreign currency                                    61               132                  0             1            1
----------------------------------------------------  ------------   ----------------  ----------------  -----------  -----------
Receivable for investments and foreign currency sold         55             6,165                  0             0            0
----------------------------------------------------  ------------   ----------------  ----------------  -----------  -----------
Receivable for Fund shares sold                               0             3,203                 21             0          692
----------------------------------------------------  ------------   ----------------  ----------------  -----------  -----------
Interest and dividends receivable                            37               681                 36             2          607
----------------------------------------------------  ------------   ----------------  ----------------  -----------  -----------
Variation margin receivable                                   0                 0                  0             0            0
----------------------------------------------------  ------------   ----------------  ----------------  -----------  -----------
                                                         39,900           485,227            100,930         7,619      173,286
====================================================  ============   ================  ================  ===========  ===========

Liabilities:

Payable for investments and foreign currency
  purchased                                           $     844      $     10,424      $         687     $     218    $       0
----------------------------------------------------  ------------   ----------------  ----------------  -----------  -----------
Written options outstanding                                   0                 0                 34             0            0
----------------------------------------------------  ------------   ----------------  ----------------  -----------  -----------
Payable for Fund shares redeemed                              0             2,624                  0             0        1,012
----------------------------------------------------  ------------   ----------------  ----------------  -----------  -----------
Dividends payable                                             0               300                  0             0            9
----------------------------------------------------  ------------   ----------------  ----------------  -----------  -----------
Accrued investment advisor's fee                             33               237                 49             4           67
----------------------------------------------------  ------------   ----------------  ----------------  -----------  -----------
Accrued administrator's fee                                   8               158                 21             2           41
----------------------------------------------------  ------------   ----------------  ----------------  -----------  -----------
Accrued distribution and/or servicing fee                     0               367                 19             0           19
----------------------------------------------------  ------------   ----------------  ----------------  -----------  -----------
Other liabilities                                             0                14                  0             0            0
----------------------------------------------------  ------------   ----------------  ----------------  -----------  -----------
                                                            885            14,124                810           224        1,148
====================================================  ============   ================  ================  ===========  ===========

Net Assets                                            $  39,015      $    471,103      $     100,120     $   7,395    $ 172,138
====================================================  ============   ================  ================  ===========  ===========

Net Assets Consist of:

Paid in capital                                       $  29,303      $    390,763      $      92,126     $   6,977    $ 134,334
----------------------------------------------------  ------------   ----------------  ----------------  -----------  -----------
Undistributed (overdistributed) net investment income       251            28,159              2,376           464        2,045
----------------------------------------------------  ------------   ----------------  ----------------  -----------  -----------
Accumulated undistributed net realized gain (loss)          421           (18,356)            (4,149)         (446)       2,323
----------------------------------------------------  ------------   ----------------  ----------------  -----------  -----------
Net unrealized appreciation (depreciation)                9,040            70,537              9,767           400       33,436
----------------------------------------------------  ------------   ----------------  ----------------  -----------  -----------
                                                      $  39,015      $    471,103      $     100,120     $   7,395    $ 172,138
====================================================  ============   ================  ================  ===========  ===========

Shares Issued and Outstanding:

Institutional Class                                       2,930                35                267           608        8,759
----------------------------------------------------  ------------   ----------------  ----------------  -----------  -----------
Administrative Class                                          6                 0              6,005            49          649
----------------------------------------------------  ------------   ----------------  ----------------  -----------  -----------
Retail Classes                                                0            27,860                  0             0        1,903
----------------------------------------------------  ------------   ----------------  ----------------  -----------  -----------

Net Asset Value and Redemption Price* Per Share
(Net Assets Per Share Outstanding):

Institutional Class                                   $   13.29      $      16.87      $       16.00     $   11.26    $   15.23
----------------------------------------------------  ------------   ----------------  ----------------  -----------  -----------
Administrative Class                                      13.28                 0              15.96         11.25        15.22
----------------------------------------------------  ------------   ----------------  ----------------  -----------  -----------
Class A                                                       0             16.94                  0             0        15.19
----------------------------------------------------  ------------   ----------------  ----------------  -----------  -----------
Class B                                                       0             16.96                  0             0        15.15
----------------------------------------------------  ------------   ----------------  ----------------  -----------  -----------
Class C                                                       0             16.87                  0             0        15.16
----------------------------------------------------  ------------   ----------------  ----------------  -----------  -----------

Cost of Investments Owned                                30,706           404,509             91,098         7,216      138,549
====================================================  ============   ================  ================  ===========  ===========
Cost of Foreign Currency Held                                 0                 0                  0             0            0
====================================================  ============   ================  ================  ===========  ===========
                                                                             Small Cap          Enhanced
                                                         Value Fund          Value Fund         Equity Fund        Balanced Fund
                                                         -----------         -----------        ------------       --------------
Assets:

Investments, at value                                    $   206,000         $   235,687        $   43,308         $   74,937
-----------------------------------------------------    -----------         -----------        ------------       --------------
Cash and foreign currency                                          1                   1                 1                  2
-----------------------------------------------------    -----------         -----------        ------------       --------------
Receivable for investments and foreign currency sold          16,046                 294                 0              3,522
-----------------------------------------------------    -----------         -----------        ------------       --------------
Receivable for Fund shares sold                                  714               4,646                 1                591
-----------------------------------------------------    -----------         -----------        ------------       --------------
Interest and dividends receivable                                451                 420                55                224
-----------------------------------------------------    -----------         -----------        ------------       --------------
Variation margin receivable                                        0                   0                 0                 27
-----------------------------------------------------    -----------         -----------        ------------       --------------
                                                             223,212             241,048            43,365             79,303
=====================================================    ===========         ===========        ============       ==============

Liabilities:

Payable for investments and foreign currency
  purchased                                              $    14,778         $     4,974        $        0         $   12,754
-----------------------------------------------------    -----------         -----------        ------------       --------------
Written options outstanding                                        0                   0                 0                  0
-----------------------------------------------------    -----------         -----------        ------------       --------------
Payable for Fund shares redeemed                                 175                 193                 0                  0
-----------------------------------------------------    -----------         -----------        ------------       --------------
Dividends payable                                                 45                  28                 0                  1
-----------------------------------------------------    -----------         -----------        ------------       --------------
Accrued investment advisor's fee                                  80                 113                16                 26
-----------------------------------------------------    -----------         -----------        ------------       --------------
Accrued administrator's fee                                       60                  68                 9                 16
-----------------------------------------------------    -----------         -----------        ------------       --------------
Accrued distribution and/or servicing fee                         96                 125                 1                  7
-----------------------------------------------------    -----------         -----------        ------------       --------------
Other liabilities                                                 13                   0                 0                  0
-----------------------------------------------------    -----------         -----------        ------------       --------------
                                                              15,247               5,501                26             12,804
=====================================================    ===========         ===========        ============       ==============
Net Assets                                               $   207,965         $   235,547        $   43,339         $   66,499
=====================================================    ===========         ===========        ============       ==============

Net Assets Consist of:

Paid in capital                                          $   177,423         $   210,786        $   33,268         $   55,689
-----------------------------------------------------    -----------         -----------        ------------       --------------
Undistributed (overdistributed) net investment income          6,582               1,478             3,178              2,770
-----------------------------------------------------    -----------         -----------        ------------       --------------
Accumulated undistributed net realized gain (loss)            (1,796)              2,483            (2,938)              (336)
-----------------------------------------------------    -----------         -----------        ------------       --------------
Net unrealized appreciation (depreciation)                    25,756              20,800             9,831              8,376
-----------------------------------------------------    -----------         -----------        ------------       --------------
                                                         $   207,965         $   235,547        $   43,339         $   66,499
=====================================================    ===========         ===========        ============       ==============

Shares Issued and Outstanding:

Institutional Class                                            5,357               2,655             3,800              4,634
-----------------------------------------------------    -----------         -----------        ------------       --------------
Administrative Class                                             292                 516               276                  0
-----------------------------------------------------    -----------         -----------        ------------       --------------
Retail Classes                                                 8,661              10,257                 0              1,257
-----------------------------------------------------    -----------         -----------        ------------       --------------

Net Asset Value and Redemption Price* Per Share
(Net Assets Per Share Outstanding):

Institutional Class                                      $     14.55         $     17.65        $    10.63         $    11.30
-----------------------------------------------------    -----------         -----------        ------------       --------------
Administrative Class                                           14.55               17.62             10.61                  0
-----------------------------------------------------    -----------         -----------        ------------       --------------
Class A                                                        14.54               17.58                 0              11.26
-----------------------------------------------------    -----------         -----------        ------------       --------------
Class B                                                        14.53               17.49                 0              11.23
-----------------------------------------------------    -----------         -----------        ------------       --------------
Class C                                                        14.52               17.50                 0              11.24
-----------------------------------------------------    -----------         -----------        ------------       --------------

Cost of Investments Owned                                    180,244             214,887            33,477             66,629
=====================================================    ===========         ===========        ============       ==============
Cost of Foreign Currency Held                                      0                   0                 0                  0
=====================================================    ===========         ===========        ============       ==============

* With respect to the Retail Classes, the redemption price may vary by the length of time shares are held.

                               1997 Semiannual Report See accompanying notes  27

Statement of Operations

For the six months ended December 31, 1997 (Unaudited)


$ in thousands                                                           Emerging         International      Capital
                                                                         Markets Fund     Developed Fund     Appreciation Fund
                                                                         ------------     --------------     -----------------
Investment Income:
Dividends, net of foreign taxes                                          $        249     $          579     $           3,474
---------------------------------------------------------------------    ------------     --------------     -----------------
Interest                                                                           96                225                   876
---------------------------------------------------------------------    ------------     --------------     -----------------
   Total Income                                                                   345                804                 4,350
=====================================================================    ============     ==============     =================

Expenses:
Investment advisory fees                                                          208                291                 1,512
---------------------------------------------------------------------    ------------     --------------     -----------------
Administration fees                                                               125                246                   871
---------------------------------------------------------------------    ------------     --------------     -----------------
Distribution and/or servicing fees - Administrative Class                           1                  2                    19
---------------------------------------------------------------------    ------------     --------------     -----------------
Distribution and/or servicing fees - Retail Classes                                11                 26                   168
---------------------------------------------------------------------    ------------     --------------     -----------------
Trustees' fees                                                                      3                  5                    30
---------------------------------------------------------------------    ------------     --------------     -----------------
Miscellaneous                                                                       4                  1                     0
---------------------------------------------------------------------    ------------     --------------     -----------------
   Total Expenses                                                                 352                571                 2,600
---------------------------------------------------------------------    ------------     --------------     -----------------

Net Investment Income (Loss)                                                       (7)               233                 1,750
=====================================================================    ============     ==============     =================

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments                                        (5,951)            (3,205)               34,094
---------------------------------------------------------------------    ------------     --------------     -----------------
Net realized gain (loss) on futures contracts and written options                   0                  0                     0
---------------------------------------------------------------------    ------------     --------------     -----------------
Net realized gain (loss) on foreign currency transactions                        (130)              (515)                    0
---------------------------------------------------------------------    ------------     --------------     -----------------
Net change in unrealized appreciation
   (depreciation) on investments                                               (3,036)            (3,238)               57,536
---------------------------------------------------------------------    ------------     --------------     -----------------
Net change in unrealized appreciation
   (depreciation) on futures contracts and written options                          0                  0                     0
---------------------------------------------------------------------    ------------     --------------     -----------------
Net change in unrealized appreciation
   (depreciation) on translation of assets and liabilities
   denominated in foreign currencies                                               (1)                73                     0
---------------------------------------------------------------------    ------------     --------------     -----------------

   Net Gain (Loss)                                                             (9,118)            (6,885)               91,630
---------------------------------------------------------------------    ------------     --------------     -----------------

Net Increase (Decrease) in Assets Resulting from Operations              $     (9,125)    $       (6,652)    $          93,380
=====================================================================    ============     ==============     =================


$ in thousands                                                           Mid Cap        Micro Cap
                                                                         Growth Fund    Growth Fund
                                                                         -----------    -----------
Investment Income:
Dividends, net of foreign taxes                                          $     2,087    $       506
---------------------------------------------------------------------    -----------    -----------
Interest                                                                         760            423
---------------------------------------------------------------------    -----------    -----------
   Total Income                                                                2,847            929
=====================================================================    ===========    ===========

Expenses:
Investment advisory fees                                                       1,094          1,270
---------------------------------------------------------------------    -----------    -----------
Administration fees                                                              704            254
---------------------------------------------------------------------    -----------    -----------
Distribution and/or servicing fees - Administrative Class                          7              4
---------------------------------------------------------------------    -----------    -----------
Distribution and/or servicing fees - Retail Classes                              576              0
---------------------------------------------------------------------    -----------    -----------
Trustees' fees                                                                    21              9
---------------------------------------------------------------------    -----------    -----------
Miscellaneous                                                                      0              0
---------------------------------------------------------------------    -----------    -----------
   Total Expenses                                                              2,402          1,537
---------------------------------------------------------------------    -----------    -----------

Net Investment Income (Loss)                                                     445           (608)
=====================================================================    ===========    ===========

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments                                       23,995         19,047
---------------------------------------------------------------------    -----------    -----------
Net realized gain (loss) on futures contracts and written options                  0              0
---------------------------------------------------------------------    -----------    -----------
Net realized gain (loss) on foreign currency transactions                          0              0
---------------------------------------------------------------------    -----------    -----------
Net change in unrealized appreciation
   (depreciation) on investments                                              47,693         18,317
---------------------------------------------------------------------    -----------    -----------
Net change in unrealized appreciation
   (depreciation) on futures contracts and written options                         0              0
---------------------------------------------------------------------    -----------    -----------
Net change in unrealized appreciation
   (depreciation) on translation of assets and liabilities
   denominated in foreign currencies                                               0              0
---------------------------------------------------------------------    -----------    -----------

   Net Gain (Loss)                                                            71,688         37,364
---------------------------------------------------------------------    -----------    -----------

Net Increase (Decrease) in Assets Resulting from Operations              $    72,133    $    36,756
=====================================================================    ===========    ===========

28 PIMCO Funds See accompanying notes


$ in thousands
                                                                    Small Cap       Renaissance        Core            Mid Cap
                                                                    Growth Fund     Fund               Equity Fund     Equity Fund
                                                                    -----------     -----------        -----------     -----------
Investment Income:
Dividends, net of foreign taxes                                     $       179     $     3,334        $       200     $        16
-----------------------------------------------------------------   -----------     -----------        -----------     -----------
Interest                                                                     37             840                195              11
-----------------------------------------------------------------   -----------     -----------        -----------     -----------
   Total Income                                                             216           4,174                395              27
=================================================================   ===========     ===========        ===========     ===========

Expenses:
Investment advisory fees                                                    188           1,322                189              27
-----------------------------------------------------------------   -----------     -----------        -----------     -----------
Administration fees                                                          47             881                 83              10
-----------------------------------------------------------------   -----------     -----------        -----------     -----------
Distribution and/or servicing fees - Administrative Class                     0               0                 76               0
-----------------------------------------------------------------   -----------     -----------        -----------     -----------
Distribution and/or servicing fees - Retail Classes                           0           2,054                  0               0
-----------------------------------------------------------------   -----------     -----------        -----------     -----------
Trustees' fees                                                                2              20                  2               0
-----------------------------------------------------------------   -----------     -----------        -----------     -----------
Miscellaneous                                                                 0               1                  0               0
-----------------------------------------------------------------   -----------     -----------        -----------     -----------
   Total Expenses                                                           237           4,278                350              37
-----------------------------------------------------------------   -----------     -----------        -----------     -----------

Net Investment Income (Loss)                                                (21)           (104)                45             (10)
=================================================================   ===========     ===========        ===========     ===========

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments                                   2,481          53,037                116           1,102
-----------------------------------------------------------------   -----------     -----------        -----------     -----------
Net realized gain (loss) on futures contracts and written options             0              71                 50               0
-----------------------------------------------------------------   -----------     -----------        -----------     -----------
Net realized gain (loss) on foreign currency transactions                     0               0                  0               0
-----------------------------------------------------------------   -----------     -----------        -----------     -----------
Net change in unrealized appreciation
   (depreciation) on investments                                          1,901           9,052              4,456            (397)
-----------------------------------------------------------------   -----------     -----------        -----------     -----------
Net change in unrealized appreciation
   (depreciation) on futures contracts and written options                    0               0                 (9)              0
-----------------------------------------------------------------   -----------     -----------        -----------     -----------
Net change in unrealized appreciation
   (depreciation) on translation of assets and liabilities
   denominated in foreign currencies                                          0               0                  0               0
-----------------------------------------------------------------   -----------     -----------        -----------     -----------

   Net Gain (Loss)                                                        4,382          62,160              4,613             705
-----------------------------------------------------------------   -----------     -----------        -----------     -----------

Net Increase (Decrease) in Assets Resulting from Operations         $     4,361     $    62,056        $     4,658     $       695
=================================================================   ===========     ===========        ===========     ===========


$ in thousands

                                                                  Equity                      Small Cap     Enhanced       Balanced
                                                                  Income Fund   Value Fund    Value Fund    Equity Fund    Fund
                                                                  -----------   ----------    ----------    -----------    --------
Investment Income:
Dividends, net of foreign taxes                                   $     2,718   $    2,168    $    1,779    $       342    $    337
----------------------------------------------------------------- -----------   ----------    ----------    -----------    --------
Interest                                                                  144          105           314              6         973
----------------------------------------------------------------- -----------   ----------    ----------    -----------    --------
   Total Income                                                         2,862        2,273         2,093            348       1,310
================================================================= ===========   ==========    ==========    ===========    ========


Expenses:
Investment advisory fees                                                  363          448           461            102         159
----------------------------------------------------------------- -----------   ----------    ----------    -----------    --------
Administration fees                                                       216          337           269             56          94
----------------------------------------------------------------- -----------   ----------    ----------    -----------    --------
Distribution and/or servicing fees - Administrative Class                  12            2            10              2           0
----------------------------------------------------------------- -----------   ----------    ----------    -----------    --------
Distribution and/or servicing fees - Retail Classes                        77          529           451              0          26
----------------------------------------------------------------- -----------   ----------    ----------    -----------    --------
Trustees' fees                                                              8            9             5              2           3
----------------------------------------------------------------- -----------   ----------    ----------    -----------    --------
Miscellaneous                                                               0            0             0              0           0
----------------------------------------------------------------- -----------   ----------    ----------    -----------    --------
   Total Expenses                                                         676        1,325         1,196            162         282
----------------------------------------------------------------- -----------   ----------    ----------    -----------    --------

Net Investment Income (Loss)                                            2,186          948           897            186       1,028
================================================================= ===========   ==========    ==========    ===========    ========

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments                                 9,075       13,892         8,316          3,723       4,419
----------------------------------------------------------------- -----------   ----------    ----------    -----------    --------
Net realized gain (loss) on futures contracts and written options           0            0             0              0         204
----------------------------------------------------------------- -----------   ----------    ----------    -----------    --------
Net realized gain (loss) on foreign currency transactions                   0            0             0              0           0
----------------------------------------------------------------- -----------   ----------    ----------    -----------    --------
Net change in unrealized appreciation
   (depreciation) on investments                                        9,446        3,003        10,188          1,059         779
----------------------------------------------------------------- -----------   ----------    ----------    -----------    --------
Net change in unrealized appreciation
   (depreciation) on futures contracts and written options                  0            0             0              0          51
----------------------------------------------------------------- -----------   ----------    ----------    -----------    --------
Net change in unrealized appreciation
   (depreciation) on translation of assets and liabilities
   denominated in foreign currencies                                        0            0             0              0           0
----------------------------------------------------------------- -----------   ----------    ----------    -----------    --------

   Net Gain (Loss)                                                     18,521       16,895        18,504          4,782       5,453
----------------------------------------------------------------- -----------   ----------    ----------    -----------    --------

Net Increase (Decrease) in Assets Resulting from Operations       $    20,707   $   17,843    $   19,401    $     4,968    $  6,481
================================================================= ===========   ==========    ==========    ===========    ========

                                1997 Semiannual Report See accompanying notes 29

Statement of Changes in Net Assets


$ in thousands

                                                        Emerging Markets Fund                  International Developed Fund
                                                        -----------------------------------    ------------------------------------
                                                         Six Months Ended       Year Ended      Six Months Ended        Year Ended
Increase (Decrease) in Net Assets from:                 December 31, 1997    June 30, 1997     December 31, 1997     June 30, 1997
                                                              (Unaudited)                            (Unaudited)

Operations:
Net investment income (loss)                            $             (7)    $         282     $             233     $         729
------------------------------------------------------- -----------------------------------    ------------------------------------
Net realized gain (loss)                                          (6,081)            3,040                (3,720)            3,808
------------------------------------------------------- -----------------------------------    ------------------------------------
Net change in unrealized appreciation (depreciation)              (3,037)            1,585                (3,165)            4,764
------------------------------------------------------- -----------------------------------    ------------------------------------
Net increase (decrease) resulting from operations                 (9,125)            4,907                (6,652)            9,301
======================================================= ===================================    ====================================

Distributions to Shareholders:

From net investment income
   Institutional Class                                                 0              (310)                 (834)                0
------------------------------------------------------- -----------------------------------    ------------------------------------
   Administrative Class                                                0                 0                    (4)                0
------------------------------------------------------- -----------------------------------    ------------------------------------
   Retail Classes                                                      0                 0                   (33)                0
------------------------------------------------------- -----------------------------------    ------------------------------------
In excess of net investment income
   Institutional Class                                                 0                 0                     0                 0
------------------------------------------------------- -----------------------------------    ------------------------------------
   Administrative Class                                                0                 0                     0                 0
------------------------------------------------------- -----------------------------------    ------------------------------------
   Retail Classes                                                      0                 0                     0                 0
------------------------------------------------------- -----------------------------------    ------------------------------------
From net realized capital gains
   Institutional Class                                                 0                 0                (4,187)           (4,189)
------------------------------------------------------- -----------------------------------    ------------------------------------
   Administrative Class                                                0                 0                   (94)             (255)
------------------------------------------------------- -----------------------------------    ------------------------------------
   Retail Classes                                                      0                 0                  (292)                0
------------------------------------------------------- -----------------------------------    ------------------------------------

Total Distributions                                                    0              (310)               (5,444)           (4,444)
======================================================= ===================================    ====================================

Fund Share Transactions:

Receipts for shares sold
   Institutional Class                                            14,262            12,784                16,968            43,648
------------------------------------------------------- -----------------------------------    ------------------------------------
   Administrative Class                                              740               305                 1,589             1,683
------------------------------------------------------- -----------------------------------    ------------------------------------
   Retail Classes                                                  2,519             2,597                 3,878             4,293
------------------------------------------------------- -----------------------------------    ------------------------------------
Shares issued in reorganization
   Retail Classes                                                      0                 0                     0                 0
------------------------------------------------------- -----------------------------------    ------------------------------------
Issued as reinvestment of distributions
   Institutional Class                                                 0               222                 4,242             3,449
------------------------------------------------------- -----------------------------------    ------------------------------------
   Administrative Class                                                0                 0                    98               255
------------------------------------------------------- -----------------------------------    ------------------------------------
   Retail Classes                                                      0                 0                   285                 0
------------------------------------------------------- -----------------------------------    ------------------------------------
Cost of shares redeemed
   Institutional Class                                           (20,941)          (45,330)              (17,202)          (27,613)
------------------------------------------------------- -----------------------------------    ------------------------------------
   Administrative Class                                              (30)             (553)               (1,736)           (5,453)
------------------------------------------------------- -----------------------------------    ------------------------------------
   Retail Classes                                                 (2,235)             (360)               (1,164)             (637)
------------------------------------------------------- -----------------------------------    ------------------------------------
Net increase (decrease) resulting from Fund share
     transactions                                                 (5,685)          (30,335)                6,958            19,625
------------------------------------------------------- -----------------------------------    ------------------------------------

Total Increase (Decrease) in Net Assets                          (14,810)          (25,738)               (5,138)           24,482
======================================================= ===================================    ====================================

Net Assets:

Beginning of period                                               55,175            80,913               100,313            75,831
------------------------------------------------------- -----------------------------------    ------------------------------------
End of period *                                         $         40,365     $      55,175     $          95,175     $     100,313
------------------------------------------------------- -----------------------------------    ------------------------------------

*Including net undistributed (overdistributed)
     investment income of:                              $            (76)    $         (69)    $             491     $       1,129
------------------------------------------------------- -----------------------------------    ------------------------------------

                                                       Capital Appreciation Fund
                                                       ------------------------------------
                                                        Six Months Ended        Year Ended
Increase (Decrease) in Net Assets from:                December 31, 1997     June 30, 1997
                                                             (Unaudited)


Operations:
Net investment income (loss)                            $          1,750     $       4,349
------------------------------------------------------- -----------------------------------
Net realized gain (loss)                                          34,094            45,370
------------------------------------------------------- -----------------------------------
Net change in unrealized appreciation (depreciation)              57,536            74,013
------------------------------------------------------- -----------------------------------
Net increase (decrease) resulting from operations                 93,380           123,732
======================================================= ===================================

Distributions to Shareholders:

From net investment income
   Institutional Class                                            (3,482)           (2,203)
------------------------------------------------------- -----------------------------------
   Administrative Class                                             (171)               (7)
------------------------------------------------------- -----------------------------------
   Retail Classes                                                   (177)                0
------------------------------------------------------- -----------------------------------
In excess of net investment income
   Institutional Class                                                 0                 0
------------------------------------------------------- -----------------------------------
   Administrative Class                                                0                 0
------------------------------------------------------- -----------------------------------
   Retail Classes                                                      0                 0
------------------------------------------------------- -----------------------------------
From net realized capital gains
   Institutional Class                                           (44,475)          (44,041)
------------------------------------------------------- -----------------------------------
   Administrative Class                                           (1,807)             (129)
------------------------------------------------------- -----------------------------------
   Retail Classes                                                 (4,063)                0
------------------------------------------------------- -----------------------------------

Total Distributions                                              (54,175)          (46,380)
======================================================= ===================================

Fund Share Transactions:

Receipts for shares sold
   Institutional Class                                           116,242           165,774
------------------------------------------------------- -----------------------------------
   Administrative Class                                           28,356             3,111
------------------------------------------------------- -----------------------------------
   Retail Classes                                                 45,815            22,411
------------------------------------------------------- -----------------------------------
Shares issued in reorganization
   Retail Classes                                                      0                 0
------------------------------------------------------- -----------------------------------
Issued as reinvestment of distributions
   Institutional Class                                            37,066            36,552
------------------------------------------------------- -----------------------------------
   Administrative Class                                            1,973               136
------------------------------------------------------- -----------------------------------
   Retail Classes                                                  4,065                 0
------------------------------------------------------- -----------------------------------
Cost of shares redeemed
   Institutional Class                                           (72,523)          (90,177)
------------------------------------------------------- -----------------------------------
   Administrative Class                                           (2,072)             (349)
------------------------------------------------------- -----------------------------------
   Retail Classes                                                 (7,179)           (1,587)
------------------------------------------------------- -----------------------------------
Net increase (decrease) resulting from Fund share
     transactions                                                151,743           135,871
------------------------------------------------------- -----------------------------------

Total Increase (Decrease) in Net Assets                          190,948           213,223
======================================================= ===================================

Net Assets:

Beginning of period                                              561,951           348,728
------------------------------------------------------- -----------------------------------
End of period *                                         $        752,899     $     561,951
------------------------------------------------------- -----------------------------------

*Including net undistributed (overdistributed)
     investment income of:                              $          6,647     $       8,727
------------------------------------------------------- -----------------------------------

30  PIMCO Funds See accompanying notes


                                                     Mid Cap Growth Fund                     Micro Cap Growth Fund
                                                     ------------------------------------    ------------------------------------
Increase (Decrease) in Net Assets from:               Six Months Ended        Year Ended      Six Months Ended        Year Ended
                                                     December 31, 1997     June 30, 1997     December 31, 1997     June 30, 1997
                                                           (Unaudited)                             (Unaudited)

Operations:
Net investment income (loss)                         $             445     $       1,077     $           (608)     $       (544)
---------------------------------------------------- ------------------------------------    ------------------------------------
Net realized gain (loss)                                        23,995            30,855               19,047            10,317
---------------------------------------------------- ------------------------------------    ------------------------------------
Net change in unrealized appreciation (depreciation)            47,693            50,902               18,317            15,151
---------------------------------------------------- ------------------------------------    ------------------------------------
Net increase (decrease) resulting from operations               72,133            82,834               36,756            24,924
==================================================== ====================================    ====================================

Distributions to Shareholders:

From net investment income
   Institutional Class                                          (1,419)             (604)                   0                 0
---------------------------------------------------- ------------------------------------    ------------------------------------
   Administrative Class                                            (34)               (2)                   0                 0
---------------------------------------------------- ------------------------------------    ------------------------------------
   Retail Classes                                                  (41)                0                    0                 0
---------------------------------------------------- ------------------------------------    ------------------------------------
In excess of net investment income
   Institutional Class                                               0                 0                    0                 0
---------------------------------------------------- ------------------------------------    ------------------------------------
   Administrative Class                                              0                 0                    0                 0
---------------------------------------------------- ------------------------------------    ------------------------------------
   Retail Classes                                                    0                 0                    0                 0
---------------------------------------------------- ------------------------------------    ------------------------------------
From net realized capital gains
   Institutional Class                                         (21,351)          (43,528)             (22,884)          (11,397)
---------------------------------------------------- ------------------------------------    ------------------------------------
   Administrative Class                                           (510)             (258)                (396)             (122)
---------------------------------------------------- ------------------------------------    ------------------------------------
   Retail Classes                                               (8,377)                0                    0                 0
---------------------------------------------------- ------------------------------------    ------------------------------------

Total Distributions                                            (31,732)          (44,392)             (23,280)          (11,519)
==================================================== ====================================    ====================================

Fund Share Transactions:

Receipts for shares sold
   Institutional Class                                          92,630            71,437               35,901            72,696
---------------------------------------------------- ------------------------------------    ------------------------------------
   Administrative Class                                          9,956               878                2,383             2,434
---------------------------------------------------- ------------------------------------    ------------------------------------
   Retail Classes                                               86,219            10,914                    0                 0
---------------------------------------------------- ------------------------------------    ------------------------------------
Shares issued in reorganization
   Retail Classes                                                    0            75,422                    0                 0
---------------------------------------------------- ------------------------------------    ------------------------------------
Issued as reinvestment of distributions
   Institutional Class                                          22,223            42,923               19,223             9,931
---------------------------------------------------- ------------------------------------    ------------------------------------
   Administrative Class                                            544               261                  396               121
---------------------------------------------------- ------------------------------------    ------------------------------------
   Retail Classes                                                7,672                 0                    0                 0
---------------------------------------------------- ------------------------------------    ------------------------------------
Cost of shares redeemed
   Institutional Class                                         (44,127)          (72,699)             (21,855)          (15,697)
---------------------------------------------------- ------------------------------------    ------------------------------------
   Administrative Class                                         (1,965)             (280)              (1,162)           (1,174)
---------------------------------------------------- ------------------------------------    ------------------------------------
   Retail Classes                                              (30,357)          (11,811)                   0                 0
---------------------------------------------------- ------------------------------------    ------------------------------------
Net increase (decrease) resulting from Fund share
     transactions                                              142,795           117,045               34,886            68,311
---------------------------------------------------- ------------------------------------    ------------------------------------

Total Increase (Decrease) in Net Assets                        183,196           155,487               48,362            81,716
==================================================== ====================================    ====================================

Net Assets:

Beginning of period                                            387,569           232,082              166,255            84,539
---------------------------------------------------- ------------------------------------    ------------------------------------
End of period *                                      $         570,765     $     387,569     $        214,617      $    166,255
---------------------------------------------------- ------------------------------------    ------------------------------------
*Including net undistributed (overdistributed)
     investment income of:                           $            (536)    $         513     $           (608)     $          0
---------------------------------------------------- ------------------------------------    ------------------------------------

                                                     Small Cap Growth Fund                   Renaissance Fund
                                                     ------------------------------------    ------------------------------------
                                                      Six Months Ended        Year Ended      Six Months Ended        Year Ended
Increase (Decrease) in Net Assets from:              December 31, 1997     June 30, 1997     December 31, 1997     June 30, 1997
                                                           (Unaudited)                             (Unaudited)

Operations:
Net investment income (loss)                         $            (21)     $        (17)     $           (104)     $         664
---------------------------------------------------- ------------------------------------    ------------------------------------
Net realized gain (loss)                                        2,481             4,368                53,108             42,917
---------------------------------------------------- ------------------------------------    ------------------------------------
Net change in unrealized appreciation (depreciation)            1,901             2,170                 9,052             33,883
---------------------------------------------------- ------------------------------------    ------------------------------------
Net increase (decrease) resulting from operations               4,361             6,521                62,056             77,464
==================================================== ====================================    ====================================

Distributions to Shareholders:

From net investment income
   Institutional Class                                              0                 0                     0                  0
---------------------------------------------------- ------------------------------------    ------------------------------------
   Administrative Class                                             0                 0                     0                  0
---------------------------------------------------- ------------------------------------    ------------------------------------
   Retail Classes                                                   0                 0                  (425)              (973)
---------------------------------------------------- ------------------------------------    ------------------------------------
In excess of net investment income
   Institutional Class                                              0                 0                     0                  0
---------------------------------------------------- ------------------------------------    ------------------------------------
   Administrative Class                                             0                 0                     0                  0
---------------------------------------------------- ------------------------------------    ------------------------------------
   Retail Classes                                                   0                 0                     0                  0
---------------------------------------------------- ------------------------------------    ------------------------------------
From net realized capital gains
   Institutional Class                                         (4,791)          (17,212)                    0                  0
---------------------------------------------------- ------------------------------------    ------------------------------------
   Administrative Class                                            (7)              (10)                    0                  0
---------------------------------------------------- ------------------------------------    ------------------------------------
   Retail Classes                                                   0                 0               (80,722)           (38,793)
---------------------------------------------------- ------------------------------------    ------------------------------------

Total Distributions                                            (4,798)          (17,222)              (81,147)           (39,766)
==================================================== ====================================    ====================================

Fund Share Transactions:

Receipts for shares sold
   Institutional Class                                          1,961            10,629                   581                  0
---------------------------------------------------- ------------------------------------    ------------------------------------
   Administrative Class                                            79                 1                     0                  0
---------------------------------------------------- ------------------------------------    ------------------------------------
   Retail Classes                                                   0                 0               134,981            151,393
---------------------------------------------------- ------------------------------------    ------------------------------------
Shares issued in reorganization
   Retail Classes                                                   0                 0                     0                  0
---------------------------------------------------- ------------------------------------    ------------------------------------
Issued as reinvestment of distributions
   Institutional Class                                          4,781            12,306                     0                  0
---------------------------------------------------- ------------------------------------    ------------------------------------
   Administrative Class                                             7                10                     0                  0
---------------------------------------------------- ------------------------------------    ------------------------------------
   Retail Classes                                                   0                 0                74,231                886
---------------------------------------------------- ------------------------------------    ------------------------------------
Cost of shares redeemed
   Institutional Class                                           (767)          (11,800)                    0                  0
---------------------------------------------------- ------------------------------------    ------------------------------------
   Administrative Class                                             0              (120)                    0                  0
---------------------------------------------------- ------------------------------------    ------------------------------------
   Retail Classes                                                   0                 0              (103,684)           (72,275)
---------------------------------------------------- ------------------------------------    ------------------------------------
Net increase (decrease) resulting from Fund share
     transactions                                               6,061            11,026               106,109             80,004
---------------------------------------------------- ------------------------------------    ------------------------------------

Total Increase (Decrease) in Net Assets                         5,624               325                87,018            117,702
==================================================== ====================================    ====================================

Net Assets:

Beginning of period                                            33,391            33,066               384,085            266,383
---------------------------------------------------- ------------------------------------    ------------------------------------
End of period *                                      $         39,015      $     33,391      $        471,103      $     384,085
---------------------------------------------------- ------------------------------------    ------------------------------------

*Including net undistributed (overdistributed)
     investment income of:                           $            251      $        272      $         28,159          $  28,688
---------------------------------------------------- ------------------------------------    ------------------------------------

                               1997 Semiannual Report See accompanying notes  31

$ in thousands


                                                       Core Equity Fund                        Mid Cap Equity Fund
                                                       --------------------------------        ----------------------------------
                                                       Six Months Ended      Year Ended        Six Months Ended        Year Ended
Increase (Decrease) in Net Assets from:                December 31, 1997  June 30, 1997        December 31, 1997    June 30, 1997
                                                       (Unaudited)                             (Unaudited)
Operations:
Net investment income (loss)                           $      45              $      14        $     (10)               $     (34)
----------------------------------------------------   --------------------------------        ------------------------------------
Net realized gain (loss)                                     166                  6,488            1,102                    1,820
----------------------------------------------------   --------------------------------        ------------------------------------
Net change in unrealized appreciation (depreciation)       4,447                  1,191             (397)                  (1,109)
----------------------------------------------------   --------------------------------        ------------------------------------
Net increase (decrease) resulting from operations          4,658                  7,693              695                      677
====================================================   ================================        ====================================

Distributions to Shareholders:

From net investment income
   Institutional Class                                         0                    (20)               0                        0
----------------------------------------------------   --------------------------------        ------------------------------------
   Administrative Class                                        0                    (17)               0                        0
----------------------------------------------------   --------------------------------        ------------------------------------
   Retail Classes                                              0                      0                0                        0
----------------------------------------------------   --------------------------------        ------------------------------------
In excess of net investment income
   Institutional Class                                         0                      0                0                        0
----------------------------------------------------   --------------------------------        ------------------------------------
   Administrative Class                                        0                      0                0                        0
----------------------------------------------------   --------------------------------        ------------------------------------
   Retail Classes                                              0                      0                0                        0
----------------------------------------------------   --------------------------------        ------------------------------------
From net realized capital gains
   Institutional Class                                      (310)                  (616)          (2,113)                  (1,083)
----------------------------------------------------   --------------------------------        ------------------------------------
   Administrative Class                                   (7,237)                (1,861)            (138)                       0
----------------------------------------------------   --------------------------------        ------------------------------------
   Retail Classes                                              0                      0                0                        0
----------------------------------------------------   --------------------------------        ------------------------------------

Total Distributions                                       (7,547)                (2,514)          (2,251)                  (1,083)
====================================================   ================================        ====================================

Fund Share Transactions:

Receipts for shares sold
   Institutional Class                                       583                  1,642              553                      574
----------------------------------------------------   --------------------------------        ------------------------------------
   Administrative Class                                   67,652                  9,341              583                        0
----------------------------------------------------   --------------------------------        ------------------------------------
   Retail Classes                                              0                      0                0                        0
----------------------------------------------------   --------------------------------        ------------------------------------
Shares issued in reorganization
   Retail Classes                                              0                      0                0                        0
----------------------------------------------------   --------------------------------        ------------------------------------
Issued as reinvestment of distributions
   Institutional Class                                       308                    286              618                      263
----------------------------------------------------   --------------------------------        ------------------------------------
   Administrative Class                                    7,237                  1,878              138                        0
----------------------------------------------------   --------------------------------        ------------------------------------
   Retail Classes                                              0                      0                0                        0
----------------------------------------------------   --------------------------------        ------------------------------------
Cost of shares redeemed
   Institutional Class                                    (3,461)                (6,861)            (532)                  (1,218)
----------------------------------------------------   --------------------------------        ------------------------------------
   Administrative Class                                   (5,086)               (19,716)               0                        0
----------------------------------------------------   --------------------------------        ------------------------------------
   Retail Classes                                              0                      0                0                        0
----------------------------------------------------   --------------------------------        ------------------------------------
Net increase (decrease) resulting from Fund share
     transactions                                         67,233                (13,430)           1,360                     (381)
----------------------------------------------------   --------------------------------        ------------------------------------

Total Increase (Decrease) in Net Assets                   64,344                 (8,251)            (196)                    (787)
====================================================   ================================        ====================================

Net Assets:

Beginning of period                                       35,776                 44,027            7,591                    8,378
----------------------------------------------------   --------------------------------        ------------------------------------
End of period *                                        $ 100,120              $  35,776        $   7,395                $   7,591
----------------------------------------------------   --------------------------------        -------------------------------------

*Including net undistributed (overdistributed)
     investment income of:                             $   2,376              $   2,331        $     464                $     474
----------------------------------------------------   --------------------------------        ------------------------------------


                                                       Equity Income Fund
                                                       --------------------------------
                                                       Six Months Ended      Year Ended
Increase (Decrease) in Net Assets from:                December 31, 1997  June 30, 1997
                                                       (Unaudited)
Operations:
Net investment income (loss)                            $   2,186             $   3,710
----------------------------------------------------   --------------------------------
Net realized gain (loss)                                    9,075                20,609
----------------------------------------------------   --------------------------------
Net change in unrealized appreciation (depreciation)        9,446                 6,318
----------------------------------------------------   --------------------------------
Net increase (decrease) resulting from operations          20,707                30,637
====================================================   ================================

Distributions to Shareholders:

From net investment income
   Institutional Class                                     (2,089)               (4,331)
----------------------------------------------------   --------------------------------
   Administrative Class                                      (140)                 (249)
----------------------------------------------------   --------------------------------
   Retail Classes                                            (292)                  (79)
----------------------------------------------------   --------------------------------
In excess of net investment income
   Institutional Class                                          0                     0
----------------------------------------------------   --------------------------------
   Administrative Class                                         0                     0
----------------------------------------------------   --------------------------------
   Retail Classes                                               0                     0
----------------------------------------------------   --------------------------------
From net realized capital gains
   Institutional Class                                    (16,364)              (14,051)
----------------------------------------------------   --------------------------------
   Administrative Class                                    (1,189)                 (853)
----------------------------------------------------   --------------------------------
   Retail Classes                                          (3,155)                    0
----------------------------------------------------   --------------------------------

Total Distributions                                       (23,229)              (19,563)
====================================================   ================================

Fund Share Transactions:

Receipts for shares sold
   Institutional Class                                      7,398                14,386
----------------------------------------------------   --------------------------------
   Administrative Class                                     1,413                 2,032
----------------------------------------------------   --------------------------------
   Retail Classes                                          18,850                11,794
----------------------------------------------------   --------------------------------
Shares issued in reorganization
   Retail Classes                                               0                     0
----------------------------------------------------   --------------------------------
Issued as reinvestment of distributions
   Institutional Class                                     18,142                17,797
----------------------------------------------------   --------------------------------
   Administrative Class                                     1,328                 1,101
----------------------------------------------------   --------------------------------
   Retail Classes                                           3,282                    71
----------------------------------------------------   --------------------------------
Cost of shares redeemed
   Institutional Class                                    (11,987)              (37,514)
----------------------------------------------------   --------------------------------
   Administrative Class                                      (850)               (1,690)
----------------------------------------------------   --------------------------------
   Retail Classes                                          (3,140)               (1,638)
----------------------------------------------------   --------------------------------
Net increase (decrease) resulting from Fund share
     transactions                                          34,436                 6,339
----------------------------------------------------   --------------------------------

Total Increase (Decrease) in Net Assets                    31,914                17,413
====================================================   ================================

Net Assets:

Beginning of period                                       140,224               122,811
----------------------------------------------------   --------------------------------
End of period *                                         $ 172,138             $ 140,224
----------------------------------------------------   --------------------------------

*Including net undistributed (overdistributed)
     investment income of:                              $   2,045              $   2,380
----------------------------------------------------   --------------------------------

32 PIMCO Funds See accompanying notes

$ in thousands                                         Value Fund                              Small Cap Value Fund
                                                       --------------------------------        ----------------------------------
                                                       Six Months Ended      Year Ended        Six Months Ended        Year Ended
Increase (Decrease) in Net Assets from:                December 31, 1997  June 30, 1997        December 31, 1997    June 30, 1997
                                                       (Unaudited)                             (Unaudited)

Operations:
Net investment income (loss)                           $     948              $   1,702              $       897     $        742
-----------------------------------------------------  --------------------------------         ---------------------------------
Net realized gain (loss)                                  13,892                 13,315                    8,316            5,616
-----------------------------------------------------  --------------------------------         ---------------------------------
Net change in unrealized appreciation (depreciation)       3,003                 19,593                   10,188            6,732
-----------------------------------------------------  --------------------------------         ---------------------------------
Net increase (decrease) resulting from operations         17,843                 34,610                   19,401           13,090
=====================================================  ================================         =================================

Distributions to Shareholders:

From net investment income
   Institutional Class                                      (686)                (1,517)                    (339)            (302)
-----------------------------------------------------  --------------------------------         ---------------------------------
   Administrative Class                                      (20)                     0                      (54)             (41)
-----------------------------------------------------  --------------------------------         ---------------------------------
   Retail Classes                                           (484)                  (451)                    (946)               0
-----------------------------------------------------  --------------------------------         ---------------------------------
In excess of net investment income
   Institutional Class                                         0                      0                        0                0
-----------------------------------------------------  --------------------------------         ---------------------------------
   Administrative Class                                        0                      0                        0                0
-----------------------------------------------------  --------------------------------         ---------------------------------
   Retail Classes                                              0                      0                        0                0
-----------------------------------------------------  --------------------------------         ---------------------------------
From net realized capital gains
   Institutional Class                                    (7,693)                (2,344)                  (1,659)          (4,690)
-----------------------------------------------------  --------------------------------         ---------------------------------
   Administrative Class                                     (411)                     0                     (373)            (700)
-----------------------------------------------------  --------------------------------         ---------------------------------
   Retail Classes                                        (12,583)                     0                   (6,326)               0
-----------------------------------------------------  --------------------------------         ---------------------------------

Total Distributions                                      (21,877)                (4,312)                  (9,697)          (5,733)
=====================================================  ================================         =================================

Fund Share Transactions:

Receipts for shares sold
   Institutional Class                                     3,173                 17,251                   18,821            5,653
-----------------------------------------------------  --------------------------------         ---------------------------------
   Administrative Class                                    4,244                      0                    2,542            1,269
-----------------------------------------------------  --------------------------------         ---------------------------------
   Retail Classes                                         30,358                 21,246                  142,425           36,469
-----------------------------------------------------  --------------------------------         ---------------------------------
Shares issued in reorganization
   Retail Classes                                              0                 80,835                        0                0
-----------------------------------------------------  --------------------------------         ---------------------------------
Issued as reinvestment of distributions
   Institutional Class                                     8,347                  3,854                    1,770            4,969
-----------------------------------------------------  --------------------------------         ---------------------------------
   Administrative Class                                      431                      0                      427              741
-----------------------------------------------------  --------------------------------         ---------------------------------
   Retail Classes                                         12,046                    406                    6,863                0
-----------------------------------------------------  --------------------------------         ---------------------------------
Cost of shares redeemed
   Institutional Class                                    (7,392)               (10,770)                 (12,824)          (8,698)
-----------------------------------------------------  --------------------------------         ---------------------------------
   Administrative Class                                       (6)                     0                     (433)          (1,177)
-----------------------------------------------------  --------------------------------         ---------------------------------
   Retail Classes                                        (19,006)               (16,043)                 (12,580)          (1,201)
-----------------------------------------------------  --------------------------------         ---------------------------------
Net increase (decrease) resulting from Fund share
     transactions                                         32,195                 96,779                  147,011           38,025
-----------------------------------------------------  --------------------------------         ---------------------------------

Total Increase (Decrease) in Net Assets                   28,161                127,077                  156,715           45,382
=====================================================  ================================         =================================

Net Assets:

Beginning of period                                      179,804                 52,727                   78,832           33,450
-----------------------------------------------------  --------------------------------         ---------------------------------
End of period *                                        $ 207,965              $ 179,804              $   235,547     $     78,832
-----------------------------------------------------  --------------------------------         ---------------------------------

*Including net undistributed (overdistributed)
     investment income of:                             $   6,582              $   6,824              $     1,478     $      1,920
-----------------------------------------------------  --------------------------------         ---------------------------------

                                                       Enhanced Equity Fund                    Balanced Fund
                                                       --------------------------------        ----------------------------------
                                                       Six Months Ended      Year Ended        Six Months Ended        Year Ended
Increase (Decrease) in Net Assets from:                December 31, 1997  June 30, 1997        December 31, 1997    June 30, 1997
                                                       (Unaudited)                             (Unaudited)

Operations:
Net investment income (loss)                           $     186          $         850        $           1,028    $       2,252
-----------------------------------------------------  --------------------------------         ---------------------------------
Net realized gain (loss)                                   3,723                 21,124                    4,623           12,663
-----------------------------------------------------  --------------------------------         ---------------------------------
Net change in unrealized appreciation (depreciation)       1,059                 (4,893)                     830           (3,065)
-----------------------------------------------------  --------------------------------         ---------------------------------
Net increase (decrease) resulting from operations          4,968                 17,081                    6,481           11,850
=====================================================  ================================         =================================

Distributions to Shareholders:

From net investment income
   Institutional Class                                      (414)                  (613)                    (976)          (2,191)
-----------------------------------------------------  --------------------------------         ---------------------------------
   Administrative Class                                      (30)                     0                        0                0
-----------------------------------------------------  --------------------------------         ---------------------------------
   Retail Classes                                              0                      0                     (142)             (22)
-----------------------------------------------------  --------------------------------         ---------------------------------
In excess of net investment income
   Institutional Class                                         0                      0                        0                0
-----------------------------------------------------  --------------------------------         ---------------------------------
   Administrative Class                                        0                      0                        0                0
-----------------------------------------------------  --------------------------------         ---------------------------------
   Retail Classes                                              0                      0                        0                0
-----------------------------------------------------  --------------------------------         ---------------------------------
From net realized capital gains
   Institutional Class                                   (16,994)               (16,690)                  (5,071)         (10,060)
-----------------------------------------------------  --------------------------------         ---------------------------------
   Administrative Class                                   (1,161)                     0                        0                0
-----------------------------------------------------  --------------------------------         ---------------------------------
   Retail Classes                                              0                      0                   (1,027)               0
-----------------------------------------------------  --------------------------------         ---------------------------------

Total Distributions                                      (18,599)               (17,303)                  (7,216)         (12,273)
=====================================================  ================================         =================================

Fund Share Transactions:

Receipts for shares sold
   Institutional Class                                     2,259                 11,801                    2,466           10,422
-----------------------------------------------------  --------------------------------         ---------------------------------
   Administrative Class                                    2,877                      0                        0                0
-----------------------------------------------------  --------------------------------         ---------------------------------
   Retail Classes                                              0                      0                   11,993            2,436
-----------------------------------------------------  --------------------------------         ---------------------------------
Shares issued in reorganization
   Retail Classes                                              0                      0                        0                0
-----------------------------------------------------  --------------------------------         ---------------------------------
Issued as reinvestment of distributions
   Institutional Class                                    17,291                 17,302                    6,034           12,237
-----------------------------------------------------  --------------------------------         ---------------------------------
   Administrative Class                                    1,191                      0                        0                0
-----------------------------------------------------  --------------------------------         ---------------------------------
   Retail Classes                                              0                      0                    1,101               19
-----------------------------------------------------  --------------------------------         ---------------------------------
Cost of shares redeemed
   Institutional Class                                   (11,486)               (67,468)                 (17,681)         (43,185)
-----------------------------------------------------  --------------------------------         ---------------------------------
   Administrative Class                                        0                      0                        0                0
-----------------------------------------------------  --------------------------------         ---------------------------------
   Retail Classes                                              0                      0                     (608)            (139)
-----------------------------------------------------  --------------------------------         ---------------------------------
Net increase (decrease) resulting from Fund share
     transactions                                         12,132                (38,365)                   3,305          (18,210)
-----------------------------------------------------  --------------------------------         ---------------------------------

Total Increase (Decrease) in Net Assets                   (1,499)               (38,587)                   2,570          (18,633)
=====================================================  ================================         =================================

Net Assets:

Beginning of period                                       44,838                 83,425                   63,929           82,562
-----------------------------------------------------  --------------------------------         ---------------------------------
End of period *                                        $  43,339          $      44,838        $          66,499    $      63,929
-----------------------------------------------------  --------------------------------         ---------------------------------

*Including net undistributed (overdistributed)
     investment income of:                             $   3,178          $       3,436        $           2,770     $      2,860
-----------------------------------------------------  --------------------------------         ---------------------------------

                               1997 Semiannual Report See accompanying notes  33

Schedule of Investments

Emerging Markets Fund
December 31, 1997 (Unaudited)
                                                                           Value
                                                            Shares        (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 95.8%
--------------------------------------------------------------------------------

ARGENTINA 8.1%
YPF Sociedad Anonima - ADR                                  22,650    $      774
Telefonica de Argentina - ADR                               20,633           769
Compania Naviera Perez Co. - ADR                            33,512           479
Siderca SA 'A'                                             131,516           366
Banco Frances del Rio de la Plata SA                        25,921           241
Astra Cia Argentina de Petro SA                            136,757           239
Banco de Galicia y Buenos Aires SA de CV                    34,442           220
Inversiones Y Representaciones SA - GDR                      2,306            87
Molinos Rio de La Plata SA                                  31,266            75
Renault Argentina                                           11,160            16
Siderar SAIC 'A' (b)                                         2,946            12
                                                                      ----------
                                                                           3,278

BRAZIL 9.3%
Telecomunicacoes Brasileiras - ADR                           7,260           845
Centrais Electricas Brasileiras SA 'B'                  16,126,000           824
Banco Itau SA                                              592,000           318
Banco Bradesco SA                                       27,740,000           273
Telecomunicacoes Brasileiras SA                          2,485,000           253
Petroleo Brasileiro SA                                   1,051,000           246
Companhia Vale do Rio Doce                                  11,762           237
Companhia Energetica de Minas Gerais                     4,300,000           187
Usimas Siderurgicas Minas Gerais SA PR                  24,219,000           143
Companhia Siderurgica Nacional                           3,472,000            96
White Martins SA                                            62,555            91
Companhia Paulista de Forca e Luz                          680,000            90
Aracruz Celulose SA `B'                                     60,600            84
Companhia Cervejaria Brahma                                 56,000            37
Souza Cruz SA                                                4,500            36
Banco Brasileiro Rights                                      1,186             4
Companhia Vale do Rio Doce Rights                           29,662             0
Souza Cruz SA Rights                                         4,500             0
                                                                      ----------
                                                                           3,764

CHILE 8.5%
Compania de Telecomunicaciones de Chile SA SP - ADR         28,922           864
Enersis SA SP - ADR                                         21,300           618
Empresa Nacional de Electricidad SA SP - ADR                27,350           484
Chilgener SA SP - ADR                                       16,128           395
Banco Santander Chile SP - ADR                              26,800           378
Quimica Minera Chile SA SP - ADR                             5,330           235
Compania Cervecerias Unidas SA SP - ADR                      7,300           214
Maders Y Sinteticos Sociedad - ADS                          14,090           134
Madeco SA - ADR                                              8,057           123
                                                                      ----------
                                                                           3,445

HUNGARY 7.3%
Magyar Tavkozlesi Rt. (b)                                  173,000           919
MOL Magyar Olaj-es Gazipare                                 25,800           626
Richter Gedeon                                               5,500           625
OTP Bank                                                    11,800           447
Danubius Hotel (b)                                           5,700           173
Graboplast                                                   2,700           143
                                                                      ----------
                                                                           2,933

INDIA 6.0%
India Public Sector Fund Limited                            33,000           322
Videsh Sanchar Nigam Limited - ADR (b)                      22,900           321
Hindalco Industries Limited SP - GDR                        12,210           244
Tata Engineering and Locomotive Co. Limited SP - GDR        27,924           233
Bajaj Auto Limited                                          11,100           223
Indian Hotels Co. - GDR                                     11,330           216
State Bank of India - GDR (b)                               11,800           215
Larsen & Tourbro Limited - GDR                              15,180           168
EIH Limited                                                 11,780           157
Gujarat Ambuja- GDR                                         15,100           108
BSES Limited - GDR (b)                                       5,900           102
Indian Rayon & Industries Limited - GDR (b)                 18,825            81
Steel Authority of India                                    15,300            49
                                                                      ----------
                                                                           2,439

ISRAEL 8.7%
Teva Pharmaceutical Industries Limited                       8,400           398
Bank Hapoalim Limited                                      155,900           374
Israel Chemicals Limited                                   276,000           374
ECI Telecommunications Limited                              13,800           352
Formula Systems Limited (b)                                 11,100           342
Clal Israel Limited                                      1,138,000           338
Industrial Buildings Corp.                                 152,000           259
Blue Square Chain Stores (b)                                26,900           257
Elco Holdings Limited                                       29,000           238
Bezek Israeli Telecommunication Corp. Limited               83,300           230
Elite Industries Limited                                     6,600           196
Agis Industries Limited                                     16,800           137
                                                                      ----------
                                                                           3,495

KAZAKHSTAN 1.1%
Central Asia Regional                                       54,458           449

MEXICO 13.2%
Telefonos de Mexico - ADR                                   23,700         1,329
Cifra SA de CV `V'                                         204,580           503
Grupo Modelo SA de CV `C'                                   46,800           392
Cemex SA de CV                                              80,800           366
Grupo Carso SA de CV `A1'                                   54,300           363
Grupo Televisa SA SP - GDR (b)                               8,910           345
Grupo Financiero Banamex Accival `L' (b)                   114,507           295
Kimberly Clark de Mexico SA de CV `A'                       58,300           278
Grupo Mexico SA `B'                                         71,710           267
Alfa SA de CV `A'                                           34,100           230
Fomento Economico Mexicano                                  25,800           207
Empresas La Moderna SA de CV (b)                            30,600           164
Industrias Penoles SA                                       35,400           160
Grupo Industrial Bimbo SA de CV `A'                         16,266           157
Desc SA de CV `B'                                           16,200           154
TV Azteca SA de CV SP - ADR (b)                              5,400           122
                                                                      ----------
                                                                           5,332

PERU 1.1%
Telefonica del Peru SA `B'                                  85,738           192
Credicorp Limited                                            4,142            75
Cerveceria Backus Y Johnston SA `T'                         40,981            38
Luz del Sur Servicios SA `B'                                29,900            35
Compania de Minas Buenaventura SA `A'                        4,147            31
Banco Wiese SP - ADR                                         6,000            30
Ferreyros SA                                                18,303            19
Cementos Lima SA                                             7,241            16
Compania de Minas Buenaventura SA `B'                        1,574            12
Southern Peru Copper Corp. `T' (b)                           2,200             8
Minsur SA                                                    3,000             6
                                                                      ----------
                                                                             462

POLAND 1.7%
Elektrim Spolka Akcyjna SA                                  23,031           223
Bank Rozwoju Eksportu SA                                     5,310           110
Amica Wronki SA (b)                                          5,900           100
Polifarb-Cieszyn-Wroclaw SA (b)                             15,213            72
Bank Slaski SA W Katawicach                                  1,080            60
Debica SA                                                    2,180            53
Agros Holding SA (b)                                         2,300            48
                                                                      ----------
                                                                             666

PORTUGAL 9.4%
Portugal Telecom SA                                         21,110           980
Banco Espirito Santo e Comercial de Lisboa SA               14,250           424
EDP-Electricidade de Portugal SA                            22,200           421
Companhia de Seguros Mundial Confianca SA (b)               18,600           339
Cimpor-Cimentos de Portugal SGPS SA                         11,140           292
Investec-Consultoria Internacional SA (b)                    9,300           275
Sonae Investimentor-Sociedade Gestora de
   Participacoes Sociais SA                                  5,700           231
Colep-Companhia Portuguesa de Embalagens (b)                15,100           213
Jeronimo Martins, SGPS SA Rights (b)                         4,338           198
Banco Comercial Portugues SA `R'                             7,000           143
Jeronimo Martins, SGPS SA (b)                                4,338           138
Brisa-Auto Estradas de Portugal SA (b)                       3,700           133
                                                                      ----------
                                                                           3,787

RUSSIA 3.4%
Lukoil Holding SP - ADR                                      5,000           459
Unified Energy Systems - GDR (b)                            12,250           371
AO Tatneft SP - ADR                                          1,500           214
Mosenergo SP - ADR (b)                                       5,100           191
Surgutneftegaz SP - ADR                                     12,600           129
                                                                      ----------
                                                                           1,364

SOUTH AFRICA 7.3%
Nedcor Limited                                              20,350           450
Liberty Life Association of Africa                          12,350           317


34  PIMCO Funds See accompanying notes

                                                                          Value
                                                         Shares          (000s)
--------------------------------------------------------------------------------

De Beers Centenary AG                                    15,120       $     308
South African Breweries Limited                          11,690             288
Sasol Limited                                            24,400             255
Rembrandt Group Limited                                  34,940             255
Barlow Limited                                           24,280             206
Nasionale Pers Beperk Limited                            25,000             205
Smith C.G. Limited                                       44,730             184
Driefontein Consolidated Limited                         22,800             155
ABSA Group Limited - GDR                                 12,317             140
Metro Cash & Carry Limited                              142,500             124
Norwich Holdings SA Limited                              47,800              74
                                                                      ----------
                                                                          2,961

TURKEY 5.7%
Yapi ve Kredi Bankasi AS                              1,761,600             335
Akbank TAS                                              626,296             275
Bagfas Bandirma Gubre Fabrikalari AS                     80,400             261
Migros Turk TAS                                          45,080             204
Otosan Otomobil Sanayii AS                               44,200             184
Haci Omer Sabanci Holding AS (b)                        551,800             170
Eregli Demir Ve Celik Fabrikalari TAS                   200,200             154
Adana Cimento Sanayii `A'                               350,740             148
Northern Elektrik Telekomunikasyon AS (b)                72,600             131
Turk Sise Ve Cam Fabrikalari AS (b)                     293,070             108
Izmir Demir Celik Sanayii AS (b)                      1,731,400             102
Arcelik AS                                              190,150              89
Ege Biracilik Ve Malt Sanajii AS                        162,000              73
Ak-Al Tekstil Sanayii AS                                380,276              72
                                                                      ----------
                                                                          2,306

VENEZUELA 5.0%
Compania Anonima Nacional Telefonos
   de Venezuela - ADR                                    19,200             799
La Electricidad de Caracas                              485,100             582
Banco Provincial SA                                     104,485             192
Siderurgica Venezolana Sivensa `A'                      406,700             170
Corporacion Venezolana de Cementos, SACA                103,900             168
Mavesa SA - ADR                                          15,350              98
                                                                      ----------
                                                                          2,009
                                                                      ----------
Total Common Stocks                                                      38,690
                                                                      ==========
(Cost $33,809)


--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 4.4%
--------------------------------------------------------------------------------
                                                      Principal
                                                         Amount
                                                         (000s)
TIME DEPOSITS 4.4%
State Street Bank
    4.500% due 01/02/98                                $  1,759           1,759
                                                                      ----------
Total Short-Term Instruments                                              1,759
(Cost $1,759)                                                         ==========



Total Investments (a) 100.2%                                          $  40,449
(Cost $35,568)

Other Assets and Liabilities (Net) (0.2%)                                   (84)
                                                                      ----------

Net Assets 100.0%                                                     $  40,365
                                                                      ==========

Notes to Schedule of Investments ($ in thousands):

(a) At December 31, 1997, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all investments
in which there was an excess of value over tax cost.                  $   8,029

Aggregate gross unrealized depreciation for all investments
in which there was an excess of tax cost over value.                     (3,148)
                                                                      ----------
Unrealized appreciation-net                                           $   4,881
                                                                      ==========

(b) Non-income producing security.


                              1997 Semiannual Report See accompanying notes  35

Schedule of Investments

International Developed Fund

December 31, 1997 (Unaudited)
                                                                          Value
                                                       Shares            (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 89.4%
--------------------------------------------------------------------------------

AUSTRALIA 0.7%
Westpac Banking Corp.                                  26,700       $       171
Broken Hill Property Co.                               12,022               112
News Corp. Limited                                     18,600               103
Pasminco Limited                                       84,000                96
Comalco Limited                                        16,200                67
Amcor Limited `A'                                      14,800                65
Tabcorp Holdings Limited                                8,850                42
Leighton Holdings Limited                              10,400                36
QNI Limited                                            20,000                13
                                                                    ------------
                                                                            705

BELGIUM 2.1%
Webs-Belgium                                          118,700             1,966

FINLAND 5.9%
Nokia Corp.                                            34,810             2,492
Werner Soderstrom Osakey `B'                           15,000               559
Hartwall OY AB                                          5,110               422
UPM-Kymmene Corp.                                      19,880               398
Okobank `A'                                            22,300               354
Metsa Serla `B'                                        41,540               324
Rautaruukki OY                                         30,600               247
Neste OY                                                9,030               219
Yit-Yhtyma OY                                          18,580               210
Enso OY `R'                                            21,700               168
Viking Line AB                                          4,000               162
Rauma Group OY                                            400                 6
                                                                    ------------
                                                                          5,561

FRANCE 13.0%
Societe Generale                                        8,810             1,201
Banque National de Paris                               21,350             1,135
Compagnie Generale des Eaux                             6,700               935
PSA Peugeot Citroen                                     7,050               889
L'OREAL                                                 2,250               881
Alcatel Alsthom                                         6,410               815
Elf Aquitaine SA                                        6,642               773
Pinault-Printemps-Redoute SA                            1,390               742
Groupe Danone                                           4,000               715
France Telecom SA (b)                                  18,000               653
AXA-UAP                                                 7,740               599
Groupe GTM                                              8,800               592
Lafarge SA                                              9,000               591
Total SA                                                5,080               553
Compagnie de Saint Gobain                               3,390               482
Valeo                                                   6,910               469
Credit Commercial de France                             5,250               360
Compagnie Gen de Eaux Warrants (b)                      2,800                 2
                                                                    ------------
                                                                         12,387

GERMANY 10.1%
Mannesmann AG                                           3,063             1,538
VEBA AG                                                19,990             1,362
Bayer AG                                               29,660             1,101
Allianz AG                                              3,330               859
RWE AG                                                 14,100               757
Siemens AG                                             10,000               603
Degussa AG                                              9,900               490
MAN AG                                                  2,150               488
Daimler Benz AG                                         6,600               466
BASF AG                                                12,700               453
Commerzbank AG                                         11,300               440
Deutsche Bank AG                                        5,700               399
Volkswagen AG                                             630               352
Dresdner Bank AG                                        6,760               307
                                                                    ------------
                                                                          9,615

IRELAND 3.4%
Allied Irish Banks PLC                                116,300             1,129
CRH PLC                                                69,000               809
Jefferson Smurfit Group PLC                           228,000               644
Irish Life PLC                                         76,500               440
Kerry Group PLC `A'                                    20,700               222
                                                                    ------------
                                                                          3,244

ITALY 8.7%
ENI SpA                                               228,800             1,297
Telecom Italia Mobile SpA                             211,000               974
Telecom Italia SpA                                    142,220               908
Istituto Mobiliare Italiano SpA                        70,000               831
Banca Commerciale Italiana                            214,000               744
Assicuazioni Generali                                  23,000               565
Edison SpA                                             88,000               532
Fiat SpA                                              161,000               468
Instituto Nazionale delle Assicurazioni               226,000               458
Benetton Group SpA                                     27,040               443
Alleanza Assicurazioni                                 39,000               388
Italcementi SpA                                        54,000               376
Danieli & Co.                                          45,000               309
                                                                    ------------
                                                                          8,293

JAPAN 14.6%
NEC Corp.                                             112,000             1,194
Fuji Photo Film                                        31,000             1,189
Sumitomo Bank Limited                                 104,000             1,188
Fanuc                                                  31,000             1,174
Nippon Telegraph & Telephone                              264             1,134
Fujisawa Pharmaceutical                               107,000               935
Murata Manufacturing Co.                               28,000               704
Toyota Motor Corp.                                     24,000               688
Aoyama Trading Co. Limited                             36,700               656
Tokio Marine & Fire Insurance Co.                      56,000               636
Sumitomo Trust & Banking                              114,000               593
Mitsui O.S.K. Lines Limited (b)                       424,000               588
Kirin Brewery Co. Limited                              72,000               524
Canon, Inc.                                            21,000               489
Matsushita Electric Industrial Co. Limited             33,000               483
Hitachi Limited                                        66,000               471
Tokyo Electric Power                                   23,600               431
Bridgestone Corp.                                      19,000               412
Ito-Yokado Co. Limited                                  7,000               357
                                                                    ------------
                                                                         13,846

NETHERLANDS 5.9%
Royal Dutch Petroleum Co.                              33,900             1,862
Unilever NV                                            11,064               682
Verernigde Nederlandse Uitgeversbedrijven
   Verenigd Bezit                                      16,800               474
ING Groep NV                                            9,195               387
Vendex International NV                                 6,800               375
PolyGram NV                                             7,000               335
Akzo Noble NV                                           1,940               335
ABN-AMRO Holdings                                      16,280               317
Royal PTT Nederland NV                                  7,600               317
Philips Electronics NV                                  5,100               306
Elsevier NV                                            16,200               262
                                                                    ------------
                                                                          5,652

PORTUGAL 3.9%
Portugal Telecom SA                                    25,500             1,184
Banco Espirito Santo e Comercial de Lisboa SA          20,000               595
Banco Comercial Portugues SA `R'                       21,000               430
EDP-Electricidade de Portugal SA                       22,500               426
Cimpor-Cimentos de Portugal SGPS SA                    15,000               393
Sonae Investimentor-Sociedade Gestora de
   Participacoes Sociais SA                             5,300               214
Jeronimo Martins, SGPS, SA Rights (b)                   4,600               210
Jeronimo Martins, SGPS, SA (b)                          4,600               146
Brisa-Auto Estradas de Portugal SA (b)                  3,600               129
                                                                    ------------
                                                                          3,727

SPAIN 2.5%
Telefonica de Espana                                   13,650               390
Banco Bilbao Vizcaya, SA                               10,800               349
Iberdrola SA                                           25,500               335
Banco Popular Espanol SA                                4,300               301
Corporacion Bancaria de Espana SA                       4,700               286
Repsol SA                                               6,700               286
Gas Y Electricidad SA `2'                               3,100               224
Gas Natural SDG SA `E'                                  4,100               213
                                                                    ------------
                                                                          2,384

SWITZERLAND 8.0%
Novartis AG                                             1,141             1,850
Roche Holding AG                                          140             1,389
UBS (Schweiz Bankgesellschaft)                            710             1,026


36   PIMCO Funds See accompanying notes

                                                                          Value
                                                        Shares           (000s)
--------------------------------------------------------------------------------
Nestle SA                                                   601     $       900
Credit Suisse Group                                       3,344             517
Kuoni Reisen AG                                             130             487
Clariant AG                                                 545             455
ABB AG                                                      294             369
Holderbank Financiere Glarus AG                             385             314
Tag Heuer International SA (b)                            3,040             264
Ciba Specialty Chemicals AG (b)                               6               1
                                                                    ------------
                                                                          7,572

UNITED KINGDOM 10.6%
Lloyds TSB Group PLC                                     81,404           1,057
Zeneca Group                                             21,560             762
SmithKline Beecham PLC                                   64,896             670
Scottish Power PLC                                       72,280             640
Unilever PLC                                             71,200             613
Abbey National PLC                                       31,900             553
Scottish & Newcastle PLC                                 43,800             532
Boots Co. PLC                                            36,200             528
Prudential                                               45,100             526
Commercial Union PLC                                     34,900             518
Shell Transport & Trading Co.                            69,900             510
LASMO PLC                                                98,000             438
Glaxo Wellcome PLC                                       17,000             404
Wolseley PLC                                             48,800             389
HSBC Holdings PLC                                        14,000             363
IMI PLC                                                  50,100             336
EMI Group PLC                                            38,700             335
British Telecommunications PLC                           41,500             329
Tesco PLC                                                40,000             324
British Petroleum Co. PLC                                22,900             303
                                                                    ------------
                                                                         10,130
                                                                    ------------
Total Common Stocks                                                      85,082
                                                                    ------------
(Cost $77,365)


--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 9.8%
--------------------------------------------------------------------------------

                                                     Principal
                                                        Amount
                                                        (000s)
TIME DEPOSITS 9.8%
State Street Bank
   5.250% due 01/02/98                           $       9,331            9,331
                                                                    ------------
Total Short-Term Instruments                                              9,331
                                                                    ------------
(Cost $9,331)

Total Investments (a) 99.2%                                         $    94,413
(Cost $86,696)

Other Assets and Liabilities (Net) 0.8%                                     762
                                                                    ------------

Net Assets 100.0%                                                   $    95,175
                                                                    ------------

Notes to Schedule of Investments ($ in thousands):
(a) At December 31, 1997, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all investments
in which there was an excess of value over tax cost.                $    12,589



Aggregate gross unrealized depreciation for all investments
in which there was an excess of tax cost over value.                     (4,872)
                                                                    ------------

Unrealized appreciation-net                                         $     7,717
                                                                    ------------

(b) Non-income producing security.


                               1997 Semiannual Report See accompanying notes  37

Schedule of Investments

Capital Appreciation Fund
December 31, 1997 (Unaudited)

                                                                          Value
                                                          Shares         (000s)
--------------------------------------------------------------------------------
 COMMON STOCKS 96.7%
--------------------------------------------------------------------------------
CAPITAL GOODS 9.9%
Textron, Inc.                                            166,900     $   10,431
Illinois Tool Works, Inc.                                160,300          9,638
Unifi, Inc.                                              231,100          9,403
Dresser Industries, Inc.                                 217,500          9,122
Ingersoll Rand Co.                                       217,150          8,795
Johnson Controls, Inc.                                   184,000          8,786
AlliedSignal, Inc.                                       188,500          7,340
United Technologies Corp.                                 95,300          6,939
Paccar, Inc.                                              75,800          3,980
                                                                     -----------
                                                                         74,434

COMMUNICATIONS 2.6%
SBC Communications, Inc.                                 138,100         10,116
AT&T Corp.                                               153,200          9,384
                                                                     -----------
                                                                         19,500

CONSUMER DISCRETIONARY 15.9%
Kroger Co. (b)                                           358,800         13,253
TJX Corp., Inc.                                          381,200         13,104
Omnicom Group                                            302,600         12,823
Costco Cos. (b)                                          269,900         12,044
New York Times Co.                                       157,500         10,415
Gannett, Inc.                                            166,000         10,261
Dayton Hudson Corp.                                      136,800          9,234
Tribune Co.                                              142,700          8,883
Jones Apparel Group, Inc. (b)                            175,900          7,564
Federated Department Stores, Inc. (b)                    173,600          7,476
Sunbeam-Oster, Inc.                                      177,400          7,473
Brunswick Corp.                                          238,100          7,217
                                                                     -----------
                                                                        119,747

CONSUMER SERVICES 3.0%
Carnival Corp. `A'                                       226,600         12,548
Marriott International, Inc.                             146,400         10,138
                                                                     -----------
                                                                         22,686

CONSUMER STAPLES 5.6%
Safeway, Inc. (b)                                        208,600         13,194
Campbell Soup Co.                                        178,400         10,370
Hershey Foods Corp.                                      156,300          9,681
Albertson's, Inc.                                        186,700          8,845
                                                                     -----------
                                                                         42,090

ENERGY 9.0%
Transocean Offshore, Inc.                                202,900          9,777
Halliburton Co.                                          179,900          9,344
Schlumberger Limited                                     110,500          8,895
ENSCO International, Inc. (b)                            258,500          8,660
Noble Drilling Corp. (b)                                 279,200          8,551
Rowan Cos., Inc. (b)                                     251,100          7,659
Global Marine, Inc. (b)                                  312,300          7,651
Nabors Industries, Inc. (b)                              238,800          7,507
                                                                     -----------
                                                                         68,044

FINANCIAL AND BUSINESS SERVICES 26.6%
Southtrust Corp.                                         183,300         11,628
Travelers Group, Inc.                                    207,000         11,152
Norwest Corp.                                            278,200         10,745
Bear Stearns Cos                                         220,803         10,488
BankBoston Corp.                                         105,100          9,873
Associates First Capital Corp. `A'                       136,100          9,680
American Express Co.                                     104,700          9,344
PNC Bank Corp.                                           163,015          9,302
Federal National Mortgage Assn                           161,200          9,198
National City Corp.                                      135,700          8,922
CarrAmerica Realty Corp.                                 279,200          8,847
Federal Home Loan Mortgage Corp.                         208,600          8,748
BankAmerica Corp.                                        118,600          8,658
Citicorp                                                  68,100          8,610
Capital One Financial Corp.                              156,900          8,502
Lincoln National Corp.                                   108,800          8,500
Hartford Financial Services Group, Inc.                   90,800          8,495
Alliance Capital Management LP                           212,300          8,452
First Union Corp.                                        158,700          8,133
Chase Manhattan Corp.                                     73,800          8,081
Household International, Inc.                             58,100          7,411
Simon DeBartolo Group, Inc.                              226,200          7,394
                                                                     -----------
                                                                        200,163

HEALTH CARE 7.8%
Schering-Plough Corp.                                    192,300        $11,947
Cognizant Corp.                                          230,700         10,281
Tenet Healthcare Corp. (b)                               302,305         10,014
Health Management Assn., Inc. `A' (b)                    360,200          9,095
Biomet, Inc.                                             340,500          8,725
Eli Lilly & Co.                                          124,200          8,647
                                                                     -----------
                                                                         58,709

MATERIALS AND PROCESSING 4.6%
Sealed Air Corp. (b)                                     160,400          9,905
Rohm & Haas Co.                                           92,600          8,866
Tyco International Limited (b)                           186,100          8,386
Fort James Corp.                                         185,700          7,103
                                                                     -----------
                                                                         34,260

TECHNOLOGY 7.0%
Computer Associates International, Inc.                  205,000         10,839
BMC Software, Inc. (b)                                   151,400          9,936
International Business Machines Corp.                     86,100          9,003
Bay Networks, Inc. (b)                                   344,300          8,801
Cisco Systems, Inc. (b)                                  132,900          7,409
Dell Computer Corp. (b)                                   82,500          6,930
                                                                     -----------
                                                                         52,918

TRANSPORTATION 2.3%
U.S. Airways Group, Inc. (b)                             145,400          9,088
Continental Airlines, Inc. `B' (b)                       166,200          7,998
                                                                     -----------
                                                                         17,086

UTILITIES 2.4%
Ameritech Corp.                                          116,100          9,346
American Electric Power, Inc.                            166,800          8,611
                                                                     -----------
                                                                         17,957
                                                                     -----------
Total Common Stocks                                                     727,594
(Cost $545,397)                                                      ===========

--------------------------------------------------------------------------------
 SHORT-TERM INSTRUMENTS 4.6%
--------------------------------------------------------------------------------
                                                      Principal
                                                         Amount
                                                         (000s)
REPURCHASE AGREEMENTS 4.6%
State Street Bank
   4.250% due 01/02/98                                $  34,993          34,993
   (Dated 12/31/97. Collateralized by
   U.S. Treasury Note 6.000% 05/31/98
   valued at $35,696,589.  Repurchase
   proceeds are $35,001,262.)
                                                                     -----------
Total Short-Term Instruments                                             34,993
(Cost $34,993)                                                       ===========

Total Investments (a) 101.3%                                         $  762,587
(Cost $580,390)

Other Assets and Liabilities (Net) (1.3%)                                (9,688)
                                                                     -----------

Net Assets 100.0%                                                    $  752,899
                                                                     ===========
Notes to Schedule of Investments ($ in thousands):

(a) At December 31, 1997, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost                                                             $  184,864

Aggregate gross unrealized depreciation for all
investments in which there was an
excess of tax cost over value                                            (2,667)
                                                                     -----------

Unrealized appreciation-net                                          $  182,197
                                                                     ===========

(b) Non-income producing security


38  PIMCO Funds See accompanying notes

Schedule of Investments

Mid Cap Growth Fund
December 31, 1997 (Unaudited)

                                                                          Value
                                                         Shares          (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 96.0%
--------------------------------------------------------------------------------

BUILDING 0.0%
Medusa Corp.                                              4,300      $      180

CAPITAL GOODS 4.9%
General Dynamics Corp.                                   81,600           7,053
B.F. Goodrich Co.                                       133,900           5,548
Snap-On, Inc.                                           126,700           5,527
Waters Corp. (b)                                        141,700           5,331
Mark IV Industries, Inc.                                210,351           4,601
                                                                     -----------
                                                                         28,060

CONSUMER DISCRETIONARY 16.7%
Borders Group, Inc. (b)                                 264,000           8,266
Consolidated Stores Corp. (b)                           181,956           7,995
Bed, Bath & Beyond, Inc. (b)                            204,300           7,866
HON Industries                                          122,300           7,216
Lancaster Colony Corp.                                  127,700           7,199
Maytag Corp.                                            192,800           7,194
U.S. Industries, Inc. (b)                               229,300           6,908
Herman Miller, Inc.                                     122,900           6,706
Tiffany & Co.                                           171,300           6,178
Alberto-Culver Co. `A'                                  222,600           6,010
Dial Corp.                                              287,700           5,988
Kroger Co. (b)                                          153,000           5,651
Proffitt's, Inc. (b)                                    192,800           5,483
Liz Claiborne, Inc.                                     125,800           5,260
Callaway Golf Co.                                        44,100           1,260
                                                                     -----------
                                                                         95,180

CONSUMER SERVICES 3.1%
Promus Hotel Corp. (b)                                  147,938           6,213
Royal Caribbean Cruises Limited                         111,600           5,950
GTECH Holdings Corp. (b)                                178,900           5,714
                                                                     -----------
                                                                         17,877

CONSUMER STAPLES 5.7%
Dean Foods Co.                                          132,000           7,854
Richfood Holdings, Inc.                                 256,450           7,245
Interstate Bakeries Corp.                               176,000           6,578
Flowers Industries, Inc.                                316,100           6,500
Suiza Foods Corp. (b)                                    73,000           4,348
                                                                     -----------
                                                                         32,525

ENERGY 11.2%
Falcon Drilling Co., Inc. (b)                           249,900           8,762
Cooper Cameron Corp. (b)                                115,800           7,064
Baker Hughes, Inc.                                      154,700           6,749
EVI, Inc. (b)                                           121,400           6,282
Weatherford Enterra, Inc. (b)                           138,300           6,051
Tosco Corp.                                             157,700           5,963
BJ Services Co. (b)                                      81,300           5,849
Smith International, Inc. (b)                            93,600           5,745
Parker Drilling Co. (b)                                 465,100           5,668
Diamond Offshore Drilling, Inc.                         111,600           5,371
Camco International, Inc.                                10,000             637
                                                                     -----------
                                                                         64,141

FINANCIAL AND BUSINESS SERVICES 28.9%
Cullen/Frost Bankers, Inc.                              148,900           9,036
Union Planters Corp.                                    110,100           7,480
Mercantile BanCorp                                      118,113           7,264
Valassis Communications, Inc. (b)                       194,600           7,200
Crestar Financial Corp.                                 125,100           7,131
Allmerica Financial Corp.                               141,300           7,056
SunAmerica, Inc.                                        163,450           6,987
AmSouth Bancorp                                         128,400           6,974
Equity Residential Properties Trust                     134,500           6,801
Progressive Corp.                                        55,600           6,665
Crescent Real Estate Equities Co.                       166,200           6,544
Protective Life Corp.                                   109,500           6,543
Ambac, Inc.                                             134,500           6,187
Equifax, Inc.                                           171,900           6,092
Summit Bancorp                                          113,990           6,070
Finova Group, Inc.                                      120,500           5,987
PaineWebber Group, Inc.                                 168,400           5,820
Mutual Risk Management Limited                          194,230           5,807
Public Storage, Inc.                                    196,000           5,757
Penncorp Financial Group, Inc.                          160,300           5,721
PMI Group, Inc.                                          78,900           5,705
Travelers Property Casualty `A'                         125,500           5,522
Popular, Inc.                                           104,600           5,178
Bank United Corp.                                        90,900           4,448
LNR Property Corp.                                      150,100           3,546
BB&T Corp.                                               47,500           3,043
City National Corp.                                      25,000             923
HCC Insurance Holdings, Inc.                             36,550             777
Magna Group, Inc.                                        15,000             686
Associated Banc-Corp                                     12,000             661
Reinsurance Group of America                             15,000             638
Crescent Operating, Inc. (b)                             14,330             351
First Midwest Bancorp, Inc.                               1,250              55
                                                                     -----------
                                                                        164,655

HEALTH CARE 4.4%
Health Management Assn., Inc. `A' (b)                   275,125           6,947
Watson Pharmaceutical, Inc. (b)                         204,000           6,617
DePuy, Inc. (b)                                         208,600           5,997
Guidant Corp.                                            84,800           5,279
                                                                     -----------
                                                                         24,840

MATERIALS AND PROCESSING 7.4%
Fort James Corp.                                        178,512           6,828
Sealed Air Corp. (b)                                    104,100           6,428
Southdown, Inc.                                         104,900           6,189
Cytec Industries, Inc. (b)                              129,800           6,092
Lennar Corp.                                            275,700           5,945
Lear Corp. (b)                                          120,700           5,733
BetzDearborn, Inc.                                       75,600           4,616
Mueller Industries, Inc. (b)                             10,000             590
                                                                     -----------
                                                                         42,421

TECHNOLOGY 8.2%
Compuware Corp. (b)                                     264,100           8,451
Sanmina Corp. (b)                                        94,300           6,389
Tech Data Corp. (b)                                     156,400           6,080
Comdisco, Inc.                                          178,775           5,978
American Power Conversion Corp. (b)                     245,500           5,800
SCI Systems, Inc. (b)                                   118,600           5,167
Iomega Corp. (b)                                        364,200           4,530
Network Associates, Inc. (b)                             79,700           4,214
                                                                     -----------
                                                                         46,609

TRANSPORTATION 2.3%
Comair Holdings, Inc.                                   291,700           7,037
CNF Transportation, Inc.                                153,300           5,883
                                                                     -----------
                                                                         12,920

UTILITIES 3.2%
El Paso Natural Gas Co.                                  94,900           6,311
IPALCO Enterprises, Inc.                                143,400           6,014
National Fuel Gas Co.                                   114,600           5,580
Oneok, Inc.                                              15,000             606
                                                                     -----------
                                                                         18,511
                                                                     -----------
Total Common Stocks                                                     547,919
(Cost $418,184)                                                      -----------


--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 9.3%
--------------------------------------------------------------------------------

                                                      Principal
                                                         Amount
                                                         (000s)
REPURCHASE AGREEMENTS 9.3%
State Street Bank
   4.250% due 01/02/98                            $      53,269          53,269
   (Dated 12/31/97. Collateralized by U.S.
   Treasury Note 6.000% 05/31/98
   valued at $54,335,121.  Repurchase
   proceeds are $53,281,577.)

                                                                     -----------
Total Short-Term Instruments                                             53,269
(Cost $53,269)                                                       -----------

Total Investments (a) 105.3%                                         $  601,188
(Cost $471,453)

Other Assets and Liabilities (Net) (5.3%)                               (30,423)
                                                                     -----------

Net Assets 100.0%                                                    $  570,765
                                                                     -----------


                               1997 Semiannual Report See accompanying notes  39

Mid Cap Growth Fund
December 31, 1997 (Unaudited)

--------------------------------------------------------------------------------
Notes to Schedule of Investments ($ in thousands):

(a) At December 31, 1997, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all investments
in which there was an excess of value over tax cost.                  $ 132,823

Aggregate gross unrealized depreciation for all investments
in which there was an excess of tax cost over value.                     (3,088)
                                                                      ----------

Unrealized appreciation-net                                           $ 129,735
                                                                      ==========
(b) Non-income producing security.

40  PIMCO Funds See accompanying notes

Schedule of Investments

Micro Cap Growth Fund
December 31, 1997 (Unaudited)


                                                                          Value
                                                           Shares         (000s)

--------------------------------------------------------------------------------
COMMON STOCKS 92.3%
--------------------------------------------------------------------------------

BUILDING 3.3%
Crossmann Communities, Inc. (b)                           159,950     $    4,418
Engle Homes, Inc.                                         147,600          2,712
                                                                      ----------
                                                                           7,130

CAPITAL GOODS 6.2%
Gardner Denver Machinery, Inc. (b)                        166,650          4,218
HEICO Corp.                                               109,200          3,085
Engineered Support Systems, Inc.                          153,800          2,826
Powell Industries, Inc. (b)                               179,400          2,736
Quixote Corp.                                              55,000            440
                                                                      ----------
                                                                          13,305

CONSUMER DISCRETIONARY 27.6%
Pillowtex Corp.                                           120,000          4,185
Virco Manufacturing Corp.                                 146,100          4,091
Movado Group, Inc.                                        145,812          3,354
Crown Crafts, Inc.                                        182,500          2,852
Piercing Pagoda, Inc. (b)                                  98,600          2,835
The First Years                                           121,500          2,795
Winsloew Furniture, Inc. (b)                              183,700          2,664
American Safety Razor Co. (b)                             128,200          2,564
S&K Famous Brands, Inc. (b)                               192,300          2,536
Quaker Fabric Corp. (b)                                   128,000          2,512
Monaco Coach Corp. (b)                                     97,500          2,486
Fresh America Corp. (b)                                   127,500          2,454
Equity Marketing, Inc. (b)                                 97,600          2,440
Play By Play Toys & Novelties, Inc. (b)                   131,500          2,392
Galey & Lord, Inc. (b)                                    121,300          2,168
Dover Downs Entertainment, Inc.                            94,300          2,163
Culp, Inc.                                                104,250          2,085
Bon-Ton Stores, Inc. (b)                                  133,200          1,998
Drypers Corp. (b)                                         336,900          1,979
Shoe Carnival, Inc. (b)                                   235,900          1,917
Dixie Group, Inc. (b)                                     168,200          1,913
Steinway Musical Instruments, Inc. (b)                     78,100          1,806
Koala Corp. (b)                                            85,600          1,477
Rocky Shoes & Boots, Inc. (b)                              83,900          1,279
Dyersburg Corp.                                            18,500            210
                                                                      ----------
                                                                          59,155

CONSUMER SERVICES 1.4%
Ha-Lo Industries, Inc. (b)                                117,950          3,067


CONSUMER STAPLES 3.8%
Tasty Baking Co.                                          140,250          2,709
Mortons Restaurant Group, Inc. (b)                        132,700          2,687
Standard Commercial Corp. (b)                             141,981          2,352
Riviana Foods, Inc.                                        18,000            376
                                                                      ----------
                                                                           8,124

ENERGY 7.8%
UTI Energy Corp. (b)                                      127,600          3,302
Evergreen Resources, Inc. (b)                             198,000          3,069
St. Mary Land & Exploration                                78,600          2,751
Key Production Co., Inc. (b)                              255,600          2,684
Clayton Williams Energy, Inc. (b)                         165,400          2,481
American Oilfield Divers, Inc. (b)                        192,700          2,457
                                                                      ----------
                                                                          16,744

FINANCIAL AND BUSINESS SERVICES 20.9%
Community First Bankshares, Inc.                           80,700          4,297
Warren Bancorp, Inc.                                      181,000          4,163
Chittenden Corp.                                          113,943          3,988
Provident Bankshares Corp.                                 62,062          3,964
Dime Financial Corp.                                      124,900          3,809
JeffBanks, Inc.                                            76,300          3,510
Abington Bancorp, Inc.                                    163,000          3,423
Sho-Me Financial Corp. (b)                                 64,700          3,300
Vermont Financial Services Corp.                          116,800          3,241
Southwest Securities Group, Inc.                          125,800          3,239
Progressive Bank, Inc.                                     81,900          3,133
Peoples Heritage Financial Group                           58,000          2,668
Alabama National Bancorp                                   83,100          2,192
                                                                      ----------
                                                                          44,927

HEALTH CARE 5.2%
Osteotech, Inc. (b)                                       145,250        $ 3,958
Rexall Sundown, Inc. (b)                                  116,700          3,523
Sheridan Healthcare, Inc. (b)                             197,300          2,960
Interpore International (b)                               112,400            674
                                                                      ----------
                                                                          11,115

MATERIALS AND PROCESSING 2.6%
Northwest Pipe Co. (b)                                    115,200          2,765
Fibermark, Inc. (b)                                       127,600          2,743
                                                                      ----------
                                                                           5,508

TECHNOLOGY 8.2%
Barra, Inc. (b)                                           142,200          3,431
Ciber, Inc. (b)                                            53,000          3,074
Dendrite International (b)                                152,300          2,951
Performance Technologies, Inc. (b)                        196,650          2,851
Applied Voice Technology, Inc. (b)                         96,900          2,737
Cotelligent Group, Inc. (b)                               128,700          2,461
                                                                      ----------
                                                                          17,505

TRANSPORTATION 5.3%
Atlantic Coast Airlines, Inc. (b)                         156,000          4,953
Mesaba Holdings, Inc. (b)                                 151,500          3,939
MTL, Inc. (b)                                              99,500          2,543
                                                                      ----------
                                                                          11,435
                                                                      ----------
Total Common Stocks                                                      198,015
(Cost $142,296)                                                       ==========

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 12.4%
--------------------------------------------------------------------------------
                                                       Principal
                                                          Amount
                                                          (000s)

REPURCHASE AGREEMENTS 12.4%
State Street Bank
    4.250% due 01/02/98                                $  26,729          26,729
    (Dated 12/31/97. Collateralized by
    U.S. Treasury Note 6.000% 05/31/98
    valued at $27,265,711.  Repurchase
    proceeds are $26,735,311.)
                                                                       ---------
Total Short-Term Instruments                                              26,729
(Cost $26,729)                                                         =========

Total Investments (a) 104.7%                                           $ 224,744
(Cost $169,025)

Other Assets and Liabilities (Net) (4.7%)                               (10,127)
                                                                       ---------

Net Assets 100.0%                                                      $ 214,617
                                                                       =========
Notes to Schedule of Investments ($ in thousands):

(a) At December 31, 1997, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an
excess of value over tax cost.                                         $  57,687

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                              (1,968)
                                                                       ---------
Unrealized appreciation-net                                            $  55,719
                                                                       =========
(b) Non-income producing security.




                                1997 Semiannual Report See accompanying notes 41

Schedule of Investments

Small Cap Growth Fund
December 31, 1997 (Unaudited)


                                                                          Value
                                                          Shares          (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 95.0%
--------------------------------------------------------------------------------

BUILDING 2.0%
Lone Star Industries, Inc.                                 7,400         $   393
D.R. Horton, Inc.                                         22,000             382
                                                                         -------
                                                                             775

CAPITAL GOODS 12.7%
Manitowoc Co., Inc.                                       13,900             452
Applied Power, Inc. `A'                                    6,300             435
Gleason Corp.                                             16,000             431
Chart Industries, Inc.                                    18,500             422
Robbins & Myers, Inc.                                     10,000             396
Kellstrom Industries, Inc. (b)                            15,600             386
Lincoln Electric Co. `A'                                  10,500             378
Roper Industries, Inc.                                    12,000             339
GenCorp, Inc.                                             13,100             328
BE Aerospace, Inc. (b)                                    11,500             308
MTS Systems Corp.                                          8,200             307
Gardner Denver Machinery, Inc. (b)                        11,400             288
Aviall, Inc. (b)                                          17,200             257
Barnes Group, Inc.                                         9,700             221
                                                                         -------
                                                                           4,948

COMMUNICATIONS 1.0%
Aliant Communications, Inc.                               12,300             386


CONSUMER DISCRETIONARY 16.0%
Fred Meyer, Inc. (b)                                      15,400             560
Pier 1 Imports, Inc.                                      19,200             434
Ethan Allen Interiors, Inc.                               11,200             432
Ross Stores, Inc. (b)                                     11,300             411
Central Garden & Pet Co. (b)                              14,700             386
Samsonite Corp. (b)                                       12,200             386
Williams-Sonoma, Inc. (b)                                  8,500             356
Renters Choice, Inc. (b)                                  14,500             297
Ames Department Stores, Inc. (b)                          15,900             278
Action Performance Cos., Inc. (b)                          7,100             269
Helen of Troy Corp. (b)                                   15,900             256
Authentic Fitness Corp.                                   13,700             252
Russ Berrie & Co., Inc.                                    9,400             247
Windmere Corp.                                            10,700             241
Emmis Broadcasting Corp. `A' (b)                           5,100             233
Culp, Inc.                                                10,600             212
Coleman Co., Inc. (b)                                     12,800             205
Consolidated Cigar Holdings, Inc. (b)                      7,000             193
Play By Play Toys & Novelties, Inc. (b)                   10,400             189
Movado Group, Inc.                                         8,100             186
Royal Appliance Manufacturing Co. (b)                     20,000             133
Pillowtex Corp.                                            2,399              84
                                                                         -------
                                                                           6,240

CONSUMER SERVICES 2.3%
Coach USA, Inc. (b)                                       14,400             482
Ha-Lo Industries, Inc. (b)                                16,025             417
                                                                         -------
                                                                             899

CONSUMER STAPLES 4.6%
Universal Corp.                                           10,900             448
Suiza Foods Corp. (b)                                      7,395             440
Earthgrains Co.                                            8,600             404
Michael Foods, Inc.                                       14,600             356
Standard Commercial Corp. (b)                              9,593             159
                                                                         -------
                                                                           1,807

ENERGY 10.8%
Veritas DGC, Inc. (b)                                     12,000             474
Camco International, Inc.                                  7,100             452
Falcon Drilling Co., Inc. (b)                             11,500             403
Key Energy Group, Inc. (b)                                18,700             394
Newpark Resources, Inc. (b)                               22,200             389
Pride Petroleum Services, Inc. (b)                        15,000             379
Swift Energy Co. (b)                                      17,930             378
Varco International, Inc. (b)                             15,200             326
Pool Energy Services Co. (b)                              12,600             280
Marine Drilling Co., Inc (b)                              13,200             274
Patterson Energy, Inc. (b)                                 6,800             263
Cliffs Drilling Co. (b)                                    4,200             209
                                                                         -------
                                                                           4,221

FINANCIAL AND BUSINESS SERVICES 23.6%
Associated Banc-Corp                                        9,764         $  538
Protective Life Corp.                                       8,600            514
First Midwest Bancorp, Inc.                                10,825            474
Westamerica BanCorp                                         4,600            470
Peoples Heritage Financial Group                            9,900            455
City National Corp.                                        11,800            436
Capital Re Corp.                                            7,000            434
Magna Group, Inc.                                           9,400            430
UST Corp.                                                  15,200            422
Penncorp Financial Group, Inc.                             11,100            396
Colonial BancGroup, Inc.                                   11,300            389
Raymond James Financial, Inc.                               9,600            381
Reinsurance Group of America                                8,950            381
Allied Group, Inc.                                         13,200            378
Patriot American Hospitality, Inc.                         12,798            369
Enhance Financial Services Group, Inc.                      5,500            327
CMAC Investment Corp.                                       5,400            326
HCC Insurance Holdings, Inc.                               15,200            323
Hospitality Properties Trust                                9,500            312
Felcor Suite Hotels, Inc.                                   8,500            302
Prentiss Properties Trust                                  10,800            302
Highwoods Properties, Inc.                                  8,000            298
Innkeepers USA Trust                                       18,900            293
Merrill Corp.                                              11,000            256
                                                                         -------
                                                                           9,206

HEALTH CARE 5.1%
Rexall Sundown, Inc. (b)                                   13,900            420
Universal Health Services, Inc. (b)                         7,700            388
Jones Medical Industries, Inc.                              7,100            272
Curative Health Services, Inc. (b)                          8,800            267
Ballard Medical Products                                   11,000            267
Respironics, Inc. (b)                                      10,600            237
Wesley Jessen VisionCare, Inc. (b)                          3,300            129
                                                                         -------
                                                                           1,980

MATERIALS AND PROCESSING 4.6%
Mueller Industries, Inc. (b)                                8,500            501
Martin Marietta Materials, Inc.                            12,000            439
Cambrex Corp.                                               7,200            331
Oregon Metallurgical Corp. (b)                              6,100            204
RMI Titanium Co. (b)                                        8,400            168
Hexcel Corp. (b)                                            6,700            167
                                                                         -------
                                                                           1,810

TECHNOLOGY 7.9%
Lernout & Hauspie Speech Products NV (b)                    9,500            442
Veritas Software Corp. (b)                                  7,700            393
Genrad, Inc. (b)                                           13,000            392
Sanmina Corp. (b)                                           5,500            373
NeoMagic Corp. (b)                                         21,000            268
Coherent Communications Systems Corp. (b)                   8,300            231
World Access, Inc. (b)                                      9,200            220
CHS Electronics, Inc. (b)                                  11,900            204
Gilat Satellite Networks Limited (b)                        6,900            198
Visio Corp. (b)                                             4,800            184
RadiSys Corp. (b)                                           4,000            149
Technitrol, Inc.                                            1,000             30
                                                                         -------
                                                                           3,084

TRANSPORTATION 3.1%
U.S. Xpress Enterprises, Inc. (b)                          18,400            407
USFreightways Corp.                                        11,600            377
Wabash National Corp.                                       8,500            242
America West Airlines, Inc. `B' (b)                        10,300            192
                                                                         -------
                                                                           1,218

UTILITIES 1.3%
Oneok, Inc.                                                12,200            493
                                                                         -------
Total Common Stocks                                                       37,067
(Cost $28,026)                                                           =======



42 PIMCO Funds See accompanying notes

                                                       Principal
                                                          Amount          Value
                                                          (000s)         (000s)
--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 6.9%
--------------------------------------------------------------------------------

REPURCHASE AGREEMENTS 6.9%
State Street Bank
    4.250% due 01/02/98                               $    2,680     $    2,680
    (Dated 12/31/97. Collateralized by
    U.S. Treasury Note 6.000% 05/31/98
    valued at $2,738,148.  Repurchase
    proceeds are $2,680,633.)
                                                                     -----------
Total Short-Term Instruments                                              2,680
(Cost $2,680)                                                        ===========

Total Investments (a) 101.9%                                         $   39,747
(Cost $30,706)

Other Assets and Liabilities (Net) (1.9%)                                  (732)
                                                                     -----------

Net Assets 100.0%                                                    $   39,015
                                                                     ===========

Notes to Schedule of Investments ($ in thousands):

(a) At December 31, 1997, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost                                                             $    9,794

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value                                                                 (753)
                                                                     -----------

Unrealized appreciation-net                                          $    9,041
                                                                     ===========

(b) Non-income producing security




                               1997 Semiannual Report See accompanying notes  43

Schedule of Investments

Renaissance Fund
December 31, 1997 (Unaudited)


                                                                           Value
                                                          Shares          (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 87.7%
--------------------------------------------------------------------------------

CAPITAL GOODS 5.3%
Trinity Industries, Inc.                                 266,500      $  11,893
Kuhlman Corp.                                            192,200          7,520
Eaton Corp.                                               62,900          5,614
                                                                      ---------
                                                                         25,027

COMMUNICATIONS 11.4%
AT&T Corp.                                               243,900         14,939
Bell Atlantic Corp.                                      151,500         13,787
SBC Communications, Inc.                                 184,300         13,500
U.S. West Media Group (b)                                395,400         11,417
                                                                      ---------
                                                                         53,643

CONSUMER DISCRETIONARY 8.9%
Tandy Corp.                                              343,900         13,262
Pier 1 Imports, Inc.                                     441,987         10,000
Ford Motor Co.                                           194,700          9,479
Hasbro, Inc.                                             292,200          9,204
                                                                      ---------
                                                                         41,945

CONSUMER STAPLES 7.7%
Dean Foods Co.                                           353,100         21,009
International Home Foods, Inc. (b)                       200,200          5,606
American Italian Pasta Co. `A' (b)                       206,100          5,153
Fresh Del Monte Produce, Inc. (b)                        316,000          4,622
                                                                      ---------
                                                                         36,390

ENERGY 5.5%
Sun Co., Inc.                                            243,400         10,238
Atlantic Richfield Co.                                    83,900          6,722
Valero Energy Corp.                                      147,200          4,628
Texaco, Inc.                                              83,100          4,519
                                                                      ---------
                                                                         26,107

ENVIRONMENTAL SERVICES 2.2%
Browning Ferris Industries, Inc.                         280,500         10,379

FINANCIAL AND BUSINESS SERVICES 19.8%
Capital One Financial Corp.                              247,900         13,433
Banc One Corp.                                           243,000         13,198
Fremont General Corp.                                    198,300         10,857
First Union Corp.                                        182,050          9,330
Conseco, Inc.                                            187,500          8,519
Equitable Cos., Inc.                                     170,200          8,467
Transamerica Corp.                                        75,700          8,062
CIT Group, Inc. `A' (b)                                  225,100          7,259
Allstate Corp.                                            78,300          7,115
BankAmerica Corp.                                         94,800          6,920
                                                                      ---------
                                                                         93,160

HEALTH CARE 2.0%
McKesson Corp.                                            85,900          9,293

MATERIALS AND PROCESSING 9.6%
Ball Corp.                                               355,200         12,543
Martin Marietta Materials, Inc.                          251,200          9,185
Akzo Nobel NV SP - ADR                                   102,600          8,913
Vulcan Materials Co.                                      80,100          8,180
Calmat Co.                                               221,800          6,183
                                                                      ---------
                                                                         45,004

TECHNOLOGY 6.0%
Electronic Data Systems Corp.                            254,300         11,173
International Business Machines Corp.                    104,100         10,885
Gateway 2000, Inc. (b)                                   191,600          6,251
                                                                      ---------
                                                                         28,309

TRANSPORTATION 4.3%
Canadian National Railway Co.                            192,300          9,086
U.S. Airways Group, Inc. (b)                             109,100          6,819
USFreightways Corp.                                      139,800          4,544
                                                                      ---------
                                                                         20,449

UTILITIES 5.0%
Florida Progress Corp.                                   233,400          9,161
Boston Edison Co.                                        143,800          5,446
UtiliCorp United, Inc.                                   116,500          4,522
FirstEnergy Corp. (b)                                    144,800          4,199
                                                                      ---------
                                                                         23,328
                                                                      ---------
Total Common Stocks                                                     413,034
(Cost $354,269)                                                       =========


                                                       Principal
                                                          Amount           Value
                                                          (000s)          (000s)
--------------------------------------------------------------------------------
CONVERTIBLE BONDS AND NOTES 5.6%
--------------------------------------------------------------------------------

INDUSTRIAL 5.6%
Pier 1 Imports, Inc.
   5.750% due 10/01/03                                   $ 2,650      $   5,042
SCI Systems, Inc.
   5.000% due 05/01/06                                     7,750         14,463
Solectron Corp.
   6.000% due 03/01/06                                     5,000          6,906
                                                                      ---------
Total Convertible Bonds and Notes                                        26,411
(Cost $19,328)                                                        =========

--------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK 2.1%
--------------------------------------------------------------------------------
                                                          Shares
CONSUMER DISCRETIONARY 1.1%
TJX Cos                                                   14,100          5,358

FINANCIAL SERVICES 1.0%
American Bankers Insurance                                50,900          4,769
                                                                      ---------
Total Convertible Preferred Stock                                        10,127
(Cost $5,438)                                                         =========

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 5.4%
--------------------------------------------------------------------------------

                                                       Principal
                                                          Amount
                                                          (000s)
COMMERCIAL PAPER 5.4%
BBV Finance Delaware, Inc.
   5.820% due 01/09/98                                   $ 6,900          6,892
CIESCO LP
   6.150% due 01/12/98                                     1,000            998
E.I. Du Pont de Nemours
   6.000% due 01/13/98                                     5,500          5,490
Goldman Sachs & Co.
   5.900% due 01/07/98                                     7,000          6,994
UBS Finance (de), Inc.
   6.250% due 01/02/98                                     3,800          3,800
   6.500% due 01/02/98                                     1,300          1,300
                                                                      ---------
Total Short-Term Instruments                                             25,474
(Cost $25,474)                                                        =========


Total Investments (a) 100.8%                                          $ 475,046
(Cost $404,509)

Other Assets and Liabilities (Net) (0.8%)                                (3,943)
                                                                      ---------

Net Assets 100.0%                                                     $ 471,103
                                                                      =========

Notes to Schedule of Investments ($ in thousands):


(a) At December 31, 1997, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of
value over tax cost                                                   $  73,511

Aggregate gross unrealized depreciation for all
investments in which there was an excess of
tax cost over value                                                      (2,974)
                                                                      ---------

Unrealized appreciation-net                                           $  70,537
                                                                      =========

(b) Non-income producing security.


44  PIMCO Funds See accompanying notes

Schedule of Investments

Core Equity Fund
December 31, 1997 (Unaudited)

                                                                          Value
                                                 Shares                  (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 94.4%
--------------------------------------------------------------------------------

AEROSPACE 1.1%
Boeing Co.                                       22,700             $     1,111

COMMUNICATIONS 7.8%
AT&T Corp.                                       50,300                   3,081
Tele-Communications `A' (b)                     104,168                   2,910
Nextel Communications, Inc. `A' (b)              71,200                   1,851
                                                                    ------------
                                                                          7,842

CONSUMER DISCRETIONARY 19.7%
Cendant Corp. (b)                                92,700                   3,187
TJX Corp., Inc.                                  79,200                   2,722
Costco Cos. (b)                                  55,900                   2,495
Home Depot, Inc.                                 41,450                   2,440
CVS Corp.                                        37,900                   2,428
New York Times Co.                               34,000                   2,248
Dayton Hudson Corp.                              27,700                   1,870
Mattel, Inc.                                     32,500                   1,211
Masco Corp.                                      22,300                   1,134
                                                                    ------------
                                                                         19,735

CONSUMER SERVICES 2.3%
CBS Corp.                                        79,900                   2,352

CONSUMER STAPLES 4.1%
Safeway, Inc. (b)                                49,100                   3,106
Sara Lee Corp.                                   17,400                     980
                                                                    ------------
                                                                          4,086

ENERGY 6.0%
Schlumberger Limited                             40,500                   3,260
Atlantic Richfield Co.                           18,500                   1,482
AES Corp (b)                                     28,000                   1,306
                                                                    ------------
                                                                          6,048

FINANCIAL AND BUSINESS SERVICES 13.8%
Washington Mutual, Inc.                          34,500                   2,202
Morgan Stanley, Dean Witter, Discover and Co.    34,800                   2,058
Associates First Capital Corp. `A'               27,100                   1,927
Capital One Financial Corp.                      35,100                   1,902
Travelers Group, Inc.                            31,350                   1,689
BankAmerica Corp.                                22,600                   1,650
Countrywide Credit Industries, Inc.              29,300                   1,256
CIT Group, Inc. `A' (b)                          30,700                     990
                                                                    ------------
                                                                         13,674

HEALTH CARE 17.7%
HBO & Co.                                        94,100                   4,517
Eli Lilly & Co.                                  55,000                   3,829
Pfizer, Inc.                                     44,600                   3,325
Warner Lambert Co.                               16,500                   2,046
Guidant Corp.                                    26,900                   1,674
Medtronic, Inc.                                  28,000                   1,465
Cardinal Health, Inc.                            12,900                     969
                                                                    ------------
                                                                         17,825

MATERIALS AND PROCESSING 4.2%
Tyco International Limited (b)                   41,500                   1,870
Fort James Corp.                                 34,000                   1,301
Georgia-Pacific Corp.                            16,600                   1,008
                                                                    ------------
                                                                          4,179

TECHNOLOGY 14.0%
America Online, Inc. (b)                         32,400                   2,890
Cisco Systems, Inc. (b)                          48,000                   2,676
Intel Corp.                                      28,800                   2,023
Microsoft Corp. (b)                              14,900                   1,926
Lucent Technologies, Inc.                        23,200                   1,853
Electronic Data Systems Corp.                    33,700                   1,481
Gateway 2000, Inc. (b)                           36,000                   1,174
                                                                    ------------
                                                                         14,023

TRANSPORTATION 3.7%
Delta Air Lines, Inc.                            18,300                   2,178
Federal Express Corp. (b)                        25,400                   1,551
                                                                    ------------
                                                                          3,729
                                                                    ------------
Total Common Stocks                                                      94,604
(Cost $84,829)                                                      ============

                                              Principal
                                                 Amount                   Value
                                                 (000s)                  (000s)
--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 6.3%
--------------------------------------------------------------------------------

REPURCHASE AGREEMENTS 6.3%
State Street Bank
    4.250% due 01/02/98                       $   6,269             $     6,269
    (Dated 12/31/97. Collateralized by
    U.S. Treasury Note 6.000% 05/31/98
    valued at $6,397,401. Repurchase
    proceeds are $6,270,480.)
                                                                    ------------
Total Short-Term Instruments                                              6,269
(Cost $6,269)                                                       ============

Total Investments (a) 100.7%                                        $   100,873
(Cost $91,098)

Written Options (c) 0.0%                                                    (34)
(Premiums $25)

Other Assets and Liabilities (Net) (0.7%)                                  (719)
                                                                    ------------

Net Assets 100.0%                                                   $   100,120
                                                                    ============

Notes to Schedule of Investments ($ in thousands):

(a) At December 31, 1997, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an
excess of value over tax cost                                       $    10,711

Aggregate gross unrealized depreciation for all
investments in which there was an excess of
tax cost over value                                                        (936)
                                                                    ------------

Unrealized appreciation-net                                         $     9,775
                                                                    ============
(b) Non-income producing security.

(c) Premiums received on written options:

                                                     Premiums
Type                                   Contracts     Received
--------------------------------------------------------------------------------

Call - Guidant Corp.
   Strike @ 65.00 Exp. 01/15/98               23     $      5       $        (3)
Call - HBO & Co.
   Strike @ 45.00 Exp. 01/15/98               48            9               (17)
Call - Schlumberger Limited
    Strike @ 80.00 Exp. 01/15/98              41           11               (14)
                                                     ---------------------------
                                                     $     25       $       (34)
                                                     ===========================

                                1997 Semiannual Report See accompanying notes 45

Schedule of Investments

Mid Cap Equity Fund
December 31, 1997 (Unaudited)
                                                                           Value
                                                          Shares          (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 91.3%
--------------------------------------------------------------------------------

COMMUNICATIONS 6.7%
Teleport Communications Group, Inc. (b)                     4,100     $     225
Paging Network, Inc. (b)                                   17,500           188
Nextel Communications, Inc. `A' (b)                         3,100            81
                                                                      ---------
                                                                            494

CONSUMER DISCRETIONARY 19.2%
Intuit, Inc. (b)                                            6,000           248
Abercrombie & Fitch Co. `A' (b)                             7,000           219
Sunbeam-Oster, Inc.                                         4,400           185
Fred Meyer, Inc. (b)                                        4,900           178
AMF Bowling, Inc. (b)                                       6,500           163
A.H. Belo Corp.                                             2,800           157
Michaels Stores, Inc. (b)                                   3,900           114
Hasbro, Inc.                                                2,800            88
Black & Decker Corp.                                        1,800            70
                                                                      ---------
                                                                          1,422

CONSUMER SERVICES 5.8%
Darden Restaurants, Inc.                                   12,500           156
Jacor Communications, Inc. (b)                              2,300           122
Apollo Group, Inc. `A' (b)                                  1,600            76
Bob Evans Farms, Inc.                                       3,300            73
                                                                      ---------
                                                                            427

CONSUMER STAPLES 2.1%
International Home Foods, Inc. (b)                          5,600           157

ENERGY 8.2%
Sun Co., Inc.                                               4,300           181
Weatherford Enterra, Inc. (b)                               4,000           175
Santa Fe Energy Resources, Inc. (b)                        10,100           114
Anadarko Petroleum Corp.                                    1,200            73
Grey Wolf, Inc. (b)                                        12,500            67
                                                                      ---------
                                                                            610

ENVIRONMENTAL SERVICES 2.1%
Allied Waste Industries, Inc. (b)                           6,600           154

FINANCIAL AND BUSINESS SERVICES 22.7%
Dime Bancorp, Inc.                                           12,400         375
Charter One Financial, Inc.                                   2,670         169
Providian Financial Corp. (b)                                 3,400         154
Marshall & Ilsley Corp.                                       2,200         137
T. Rowe Price Associates                                      2,100         132
AccuStaff, Inc. (b)                                           5,400         124
CIT Group, Inc. `A' (b)                                       3,800         122
Capital One Financial Corp.                                   2,000         108
Golden West Financial Corp.                                   1,100         108
Union Planters Corp.                                          1,400          95
First Tennessee National Corp.                                1,200          80
Catellus Development Corp. (b)                                3,700          74
                                                                      ---------
                                                                          1,678

HEALTH CARE 1.5%
Mentor Corp.                                                  3,000         110

MATERIALS AND PROCESSING 1.5%
Solutia, Inc.                                                 4,100         109

MISCELLANEOUS 4.1%
Federal-Mogul Corp.                                           4,000         162
Ceridian Corp. (b)                                            3,100         142
                                                                      ---------
                                                                            304
TECHNOLOGY 14.0%
Unisys Corp. (b)                                             12,200         169
Symantec Corp. (b)                                            6,800         149
National Semiconductor Corp. (b)                              5,300         137
Electronic Arts, Inc. (b)                                     3,500         132
Sanmina Corp. (b)                                             1,800         122
Check Point Software Technologies Limited (b)                 2,900         118
American Power Conversion Corp. (b)                           4,800         113
Lam Research Corp. (b)                                        2,000          59
Adtran, Inc. (b)                                              1,300          36
                                                                      ---------
                                                                          1,035

TRANSPORTATION 3.4%
Southwest Airlines Co.                                   7,150            $ 176
Yellow Corp. (b)                                         3,100               78
                                                                      ---------
                                                                            254
                                                                      ---------
Total Common Stocks                                                       6,754
(Cost $6,354)                                                         =========

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 11.7%
--------------------------------------------------------------------------------
                                                        Principal
                                                           Amount
                                                           (000s)
REPURCHASE AGREEMENTS 11.7%
State Street Bank
    4.250% due 01/02/98                                   $   862           862
    (Dated 12/31/97. Collateralized by U.S.
    Treasury Note 5.750% 09/30/99 valued
    at $882,915. Repurchase proceeds
    are $862,204.)
                                                                      ---------
Total Short-Term Instruments                                                862
(Cost $862)                                                           =========

Total Investments (a) 103.0%                                          $   7,616
(Cost $7,216)

Other Assets and Liabilities (Net) (3.0%)                                  (221)
                                                                      ---------

Net Assets 100.0%                                                     $   7,395
                                                                      =========

Notes to Schedule of Investments ($ in thousands):

(a) At December 31, 1997, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of
value over tax cost.                                                  $     684

Aggregate gross unrealized depreciation for all
investments in which there was an excess of
tax cost over value.                                                       (284)
                                                                      ---------

Unrealized appreciation-net                                           $     400
                                                                      =========

(b) Non-income producing security.


46 PIMCO Funds See accompanying notes

Schedule of Investments

Equity Income Fund
December 31, 1997 (Unaudited)

                                                                          Value
                                                      Shares             (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 96.5%
--------------------------------------------------------------------------------

CAPITAL GOODS 3.9%
GATX Corp.                                            52,900        $     3,839
BFGoodrich Co.                                        71,100              2,946
                                                                    ------------
                                                                          6,785

CONSUMER DISCRETIONARY 18.5%
Maytag Corp.                                         101,100              3,772
Ford Motor Co.                                        72,600              3,535
American Greetings Corp. `A'                          89,700              3,510
Springs Industries, Inc. `A'                          66,500              3,458
Penny J.C., Inc.                                      53,000              3,196
Chrysler Corp.                                        89,360              3,144
Brunswick Corp.                                      103,000              3,122
VF Corp.                                              66,600              3,059
Whirlpool Corp.                                       55,500              3,053
John H. Harland Co.                                   85,100              1,787
                                                                    ------------
                                                                         31,636

CONSUMER STAPLES 10.1%
RJR Nabisco Holdings Corp.                           190,200              7,132
SUPERVALU, Inc.                                      163,300              6,838
Anheuser Busch Cos., Inc.                             77,700              3,419
                                                                    ------------
                                                                         17,389

ENERGY 9.2%
Occidental Petroleum Corp.                           122,500              3,591
Atlantic Richfield Co.                                39,500              3,165
Repsol SA SP - ADR                                    73,000              3,107
Ultramar Diamond Shamrock Corp.                       96,400              3,073
Amoco Corp.                                           34,700              2,954
                                                                    ------------
                                                                         15,890

FINANCIAL AND BUSINESS SERVICES 12.9%
PNC Bank Corp.                                       129,900              7,412
CIGNA Corp.                                           19,500              3,375
Ohio Casualty Corp.                                   70,000              3,124
Bankers Trust New York Corp.                          26,500              2,980
Chase Manhattan Corp.                                 27,156              2,973
Capstead Mortgage Corp.                              117,500              2,343
                                                                    ------------
                                                                         22,207

HEALTH CARE 4.0%
Pharmacia & Upjohn, Inc.                              96,895              3,549
American Home Products Corp.                          44,700              3,420
                                                                    ------------
                                                                          6,969

MATERIALS AND PROCESSING 11.1%
Dow Chemical Co.                                      34,500              3,502
Vulcan Materials Co.                                  31,700              3,237
USX-U.S. Steel  Group, Inc.                          102,400              3,200
Westvaco Corp.                                       101,200              3,181
Phelps Dodge Corp.                                    48,500              3,019
Union Carbide Corp.                                   68,000              2,920
                                                                    ------------
                                                                         19,059

TECHNOLOGY 3.8%
International Business Machines Corp.                 32,500              3,398
Harris Corp.                                          69,200              3,175
                                                                    ------------
                                                                          6,573

TRANSPORTATION 1.7%
Illinois Central Corp.                                87,300              2,974

UTILITIES 21.3%
Southern New England Telecommunications Corp.        155,200              7,809
Washington Water Power Co.                           157,000              3,817
U.S. West Communications Group                        83,000              3,745
Bell Atlantic Corp.                                   40,166              3,655
Peoples Energy Corp.                                  92,000              3,622
PG & E Corp.                                         118,600              3,610
DTE Energy Co.                                       103,000              3,573
NICOR, Inc.                                           82,200              3,468
P.P. & L. Resources, Inc.                            140,000              3,351
                                                                    ------------
                                                                         36,650
                                                                    ------------
Total Common Stocks                                                     166,132
(Cost $132,695)                                                     ============

                                                   Principal
                                                      Amount              Value
                                                      (000s)             (000s)
--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 3.4%
--------------------------------------------------------------------------------

REPURCHASE AGREEMENTS 3.4%
State Street Bank
    4.250% due 01/02/98                          $     5,854        $     5,854
    (Dated 12/31/97. Collateralized by U.S.
    Treasury Note 6.000% 05/31/98 valued at
    $5,974,598. Repurchase proceeds
    are $5,855,382.)
                                                                    ------------
Total Short-Term Instruments                                              5,854
(Cost $5,854)                                                       ============

TOTAL INVESTMENTS (A) 99.9%                                         $   171,986
(Cost $138,549)

OTHER ASSETS AND LIABILITIES (NET) 0.1%                                     152
                                                                    ------------

NET ASSETS 100.0%                                                   $   172,138
                                                                    ============

NOTES TO SCHEDULE OF INVESTMENTS ($ IN THOUSANDS):

(a) At December 31, 1997, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost                                                       $    35,052

Aggregate gross unrealized depreciation for all
investments in which there was an
excess of tax cost over value                                            (1,615)
                                                                    ------------

Unrealized appreciation-net                                         $    33,437
                                                                    ============

(b) Non-income producing security


                               1997 Semiannual Report See accompanying notes  47

Schedule of Investments

Value Fund
December 31, 1997 (Unaudited)

                                                                          Value
                                                         Shares          (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 98.0%
--------------------------------------------------------------------------------

CAPITAL GOODS 4.5%
Northrop Grumman Corp.                                   37,000      $    4,255
AGCO Corp.                                               69,700           2,012
Wheelabrator Technologies, Inc.                         115,000           1,847
GATX Corp.                                               17,000           1,234
                                                                     -----------
                                                                          9,348

CONSUMER DISCRETIONARY 20.6%
American Greetings Corp. `A'                            160,000           6,260
Maytag Corp.                                            160,000           5,970
Dillards, Inc. `A'                                      120,000           4,230
Chrysler Corp.                                          120,000           4,222
Washington Post Co.                                       8,600           4,184
VF Corp.                                                 91,000           4,180
Tupperware Corp.                                        145,000           4,042
Brunswick Corp.                                         130,000           3,940
Tandy Corp.                                             100,000           3,856
Springs Industries, Inc. `A'                             19,000             988
Goodyear Tire & Rubber Co.                               14,700             935
                                                                     -----------
                                                                         42,807

CONSUMER STAPLES 10.3%
SUPERVALU, Inc.                                         150,000           6,281
RJR Nabisco Holdings Corp.                              111,300           4,174
Anheuser Busch Cos., Inc.                                90,200           3,969
Whitman Corp.                                           146,500           3,818
Unilever NV                                              32,400           2,023
IBP, Inc.                                                55,000           1,151
                                                                     -----------
                                                                         21,416

ENERGY 10.3%
Atlantic Richfield Co.                                   76,400           6,122
Ultramar Diamond Shamrock Corp.                         150,800           4,807
Amoco Corp.                                              45,000           3,831
Repsol SA SP - ADR                                       83,000           3,533
Tidewater, Inc.                                          55,800           3,076
                                                                     -----------
                                                                         21,369

FINANCIAL AND BUSINESS SERVICES 11.8%
Bear Stearns Cos.                                       128,782           6,117
CIGNA Corp.                                              27,700           4,794
Chase Manhattan Corp.                                    37,000           4,051
PNC Bank Corp.                                           70,000           3,994
Countrywide Credit Industries, Inc.                      60,000           2,572
Loews Corp.                                              19,000           2,016
Bankers Trust New York Corp.                              9,000           1,012
                                                                     -----------
                                                                         24,556

HEALTH CARE 5.3%
American Home Products Corp.                             55,000           4,208
Beckman Instruments, Inc.                                80,000           3,200
Pharmacia & Upjohn, Inc.                                 68,410           2,505
Foundation Health Systems `A' (b)                        52,000           1,164
                                                                     -----------
                                                                         11,077

MATERIALS AND PROCESSING 10.2%
Westvaco Corp.                                          175,000           5,501
USG Corp. (b)                                            90,000           4,410
Phelps Dodge Corp.                                       65,500           4,077
Union Carbide Corp.                                      91,300           3,920
Wellman, Inc.                                           171,100           3,336
                                                                     -----------
                                                                         21,244

TECHNOLOGY 9.3%
Adobe Systems, Inc.                                     104,700           4,319
Harris Corp.                                             89,700           4,115
International Business Machines Corp.                    38,300           4,005
Tektronix, Inc.                                          87,000           3,453
Teradyne, Inc. (b)                                      113,200           2,385
Seagate Technology, Inc. (b)                             51,700             995
                                                                     -----------
                                                                         19,272

TRANSPORTATION 2.1%
UAL Corp. (b)                                            47,100           4,357

UTILITIES 13.6%
PG & E Corp.                                            198,300           6,036
Bell Atlantic Corp.                                      66,300           6,033
DTE Energy Co.                                          163,000           5,654
Southern New England Telecommunications Corp.           100,000           5,031
NICOR, Inc.                                             111,300           4,695
Peoples Energy Corp.                                     22,000             866
                                                                     -----------
                                                                         28,315
                                                                     -----------
Total Common Stocks                                                     203,761
(Cost $178,005)                                                      ===========

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 1.1%
--------------------------------------------------------------------------------

                                                      Principal
                                                         Amount
                                                         (000s)
REPURCHASE AGREEMENTS 1.1%
State Street Bank
    4.250% due 01/02/98                               $   2,239           2,239
    (Dated 12/31/97. Collateralized by U.S.
    Treasury Note 6.000% 05/31/98 valued
    at $2,285,145. Repurchase proceeds
    are $2,239,529.)
                                                                     -----------
Total Short-Term Instruments                                              2,239
(Cost $2,239)                                                        ===========

Total Investments (a) 99.1%                                          $  206,000
(Cost $180,244)

Other Assets and Liabilities (Net) 0.9%                                   1,965
                                                                     -----------

Net Assets 100.0%                                                    $  207,965
                                                                     ===========

Notes to Schedule of Investments ($ in thousands):

(a) At December 31, 1997, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all investments
in which there was an excess of value over tax cost.                 $   31,113

Aggregate gross unrealized depreciation for all investments
in which there was an excess of tax cost over value.                     (5,357)
                                                                     -----------

Unrealized appreciation-net                                          $   25,756
                                                                     ===========

(b) Non-income producing security.


48  PIMCO Funds See accompanying notes

Schedule of Investments

Small Cap Value Fund
December 31, 1997 (Unaudited)

                                                                          Value
                                                          Shares         (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 91.0%
--------------------------------------------------------------------------------

CAPITAL GOODS 8.5%
Del Webb Corp.                                            91,100     $    2,368
Westinghouse Air Brake Co.                                91,000          2,332
C&D Technologies, Inc.                                    46,800          2,258
Zurn Industries, Inc.                                     67,000          2,106
Gleason Corp.                                             78,100          2,104
Allied Products Corp.                                     85,500          2,052
Barnes Group, Inc.                                        90,000          2,048
Tecumseh Products Co. `A'                                 41,900          2,043
Oshkosh Truck Corp. `B'                                  109,400          1,976
Nacco Industries, Inc. `A'                                 7,800            836
                                                                     -----------
                                                                         20,123

CONSUMER DISCRETIONARY 13.0%
Fleetwood Enterprises, Inc.                               57,700          2,449
Harman International Industries, Inc.                     54,000          2,292
Stanhome, Inc.                                            88,000          2,261
Borg-Warner Automotive, Inc.                              43,000          2,236
Fedders USA, Inc.                                        350,000          2,188
Toro Co.                                                  50,500          2,153
Bowne & Co., Inc.                                         53,100          2,117
Guilford Mills, Inc.                                      77,050          2,109
Garan, Inc.                                               81,600          2,101
La-Z-Boy Inc.                                             48,200          2,079
Sturm Ruger & Co., Inc.                                  112,500          2,074
Brown Group, Inc.                                        150,000          1,997
Ennis Business Forms                                     213,800          1,978
Rival Co.                                                144,300          1,894
Burlington Coat Factory Warehouse Corp.                   42,500            698
                                                                     -----------
                                                                         30,626

CONSUMER SERVICES 2.5%
Lubys Cafeterias, Inc.                                   118,500          2,081
Chemed Corp.                                              49,700          2,059
Applebee's International, Inc.                            94,400          1,705
                                                                     -----------
                                                                          5,845

CONSUMER STAPLES 3.5%
DIMON, Inc.                                               83,000          2,179
Nash Finch Co.                                           114,400          2,174
Universal Corp.                                           49,700          2,044
Marsh Supermarkets, Inc. `B'                             111,400          1,664
Great Atlantic & Pacific Tea Co., Inc.                     4,000            119
                                                                     -----------
                                                                          8,180

ENERGY 6.6%
Vintage Petroleum, Inc.                                  120,000          2,280
World Fuel Services Corp.                                108,500          2,278
Offshore Logistics, Inc. (b)                             105,450          2,254
Mitchell Energy & Development Corp. `B'                   77,000          2,243
Snyder Oil Corp.                                         120,000          2,190
Western Gas Resources, Inc.                               97,000          2,146
Aquila Gas Pipeline Corp.                                160,000          2,060
                                                                     -----------
                                                                         15,451

FINANCIAL AND BUSINESS SERVICES 19.6%
Interra Financial, Inc.                                   35,600          2,456
McGrath Rentcorp                                          99,000          2,426
Southwest Securities Group, Inc.                          89,200          2,297
BankAtlantic Bancorp, Inc. `A'                           135,500          2,210
Merrill Corp.                                             94,700          2,202
PXRE Corp.                                                66,000          2,190
Orion Capital Corp.                                       47,000          2,183
Centris Group, Inc.                                       97,000          2,164
FirstBank Puerto Rico                                     63,500          2,163
Capstead Mortgage Corp.                                  108,000          2,153
Glimcher Realty Trust                                     95,100          2,146
AmerUs Life Holdings, Inc.                                57,894          2,135
TriNet Corp. Realty Trust, Inc.                           55,000          2,128
Excel Realty Trust, Inc.                                  67,200          2,117
Kelly Services, Inc.                                      70,000          2,100
United Dominion Realty Trust                             148,815          2,074
Eaton Vance Corp.                                         54,600          2,061
Commercial Federal Corp.                                  57,750          2,054
American Health Properties, Inc.                          74,300          2,048
Sovereign Bancorp, Inc.                                   97,720          2,028
SIS Bancorp, Inc.                                         37,700          1,515
First Hawaiian, Inc.                                      24,100            958
Chittenden Corp.                                           9,162            321
                                                                     -----------
                                                                         46,129
HEALTH CARE 2.8%
Bergen Brunswig Corp. `A'                                 52,618          2,217
Bindley Western Industries, Inc.                          71,000          2,192
Integrated Health Services, Inc.                          68,300          2,130
                                                                     -----------
                                                                          6,539

MATERIALS AND PROCESSING 17.6%
Continental Homes Holding Corp.                           62,200          2,503
GenCorp, Inc.                                             91,000          2,275
Commonwealth Industries, Inc.                            152,000          2,204
Caraustar Industries, Inc.                                62,700          2,147
Kaman Corp.                                              131,000          2,145
Ethyl Corp.                                              277,000          2,129
Zeigler Coal Holding Co.                                 130,500          2,129
Butler Manufacturing Co.                                  65,600          2,116
Universal Forest Products, Inc.                          155,000          2,112
Quanex Corp.                                              75,000          2,109
Southdown, Inc.                                           35,700          2,106
Wausau-Mosinee Paper Corp.                               104,000          2,093
Castle (A.M.) & Co.                                       91,100          2,084
Park Electrochemical Corp.                                72,900          2,068
Texas Industries, Inc.                                    45,900          2,066
Intermet Corp.                                           118,000          2,065
Commercial Metals Co.                                     65,000          2,051
Cleveland-Cliffs, Inc.                                    44,400          2,034
Mississippi Chemical Corp.                               106,700          1,947
Wellman, Inc.                                             53,300          1,039
                                                                     -----------
                                                                         41,422

TECHNOLOGY 5.3%
Innovex, Inc.                                             98,300          2,255
Dallas Semiconductor Corp.                                53,000          2,160
Cohu, Inc.                                                69,000          2,113
Thiokol Corp.                                             26,000          2,113
Pioneer Standard Electronics, Inc.                       138,000          2,104
MTS Systems Corp.                                         45,700          1,714
                                                                     -----------
                                                                         12,459

TRANSPORTATION 3.6%
Roadway Express, Inc.                                    104,000          2,301
USFreightways Corp.                                       69,000          2,242
Sea Containers Limited `A'                                65,000          2,080
ASA Holdings, Inc.                                        69,100          1,965
                                                                     -----------
                                                                          8,588

UTILITIES 8.0%
Rochester Gas & Electric Corp.                            70,000          2,380
Public Service Co. of New Mexico                          92,500          2,191
United Illuminating Co.                                   47,600          2,187
Commonwealth Energy System                                64,900          2,158
Eastern Enterprises                                       47,600          2,142
Eastern Utilities Assn.                                   80,700          2,118
Aliant Communications, Inc.                               65,200          2,046
Southern California Water Co.                             80,700          2,027
Energen Corp.                                             39,000          1,550
                                                                     -----------
                                                                         18,799
                                                                     -----------
Total Common Stocks                                                     214,161
(Cost $193,361)                                                      ===========


                               1997 Semiannual Report See accompanying notes  49

Small Cap Value Fund
December 31, 1997 (Unaudited)


                                                       Principal
                                                          Amount           Value
                                                          (000s)          (000s)
--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 9.1%
--------------------------------------------------------------------------------

Repurchase Agreements 9.1%
State Street Bank
    4.250% due 01/02/98                               $  21,526          21,526
    (Dated 12/31/97. Collateralized by U.S.
    Treasury Note 6.000% 05/31/98 valued
    at $21,960,550.  Repurchase proceeds
    are $21,531,083.)
                                                                      ---------
Total Short-Term Instruments                                             21,526
(Cost $21,526)                                                        =========


Total Investments (a) 100.1%                                          $ 235,687
(Cost $214,887)


Other Assets and Liabilities (Net) (0.1%)                                  (140)
                                                                      ---------

Net Assets 100.0%                                                     $ 235,547
                                                                      =========

Notes to Schedule of Investments ($ in thousands):

(a) At December 31, 1997, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                        $ 26,762

Aggregate gross unrealized depreciation for all
investments in which there was an excess of
tax cost over value.                                                    (5,962)
                                                                      --------

Unrealized appreciation-net                                           $ 20,800
                                                                      ========
(b) Non-income producing security.


50  PIMCO Funds See accompanying notes

Schedule of Investments

Enhanced Equity Fund
December 31, 1997 (Unaudited)

                                                                           Value
                                                           Shares         (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 98.8%
--------------------------------------------------------------------------------

CAPITAL GOODS 7.8%
Caterpillar, Inc.                                          15,400     $      748
General Electric Co.                                        8,000            587
Johnson Controls, Inc.                                      7,800            373
Deere & Co.                                                 6,300            367
Tyco International Limited (b)                              6,800            306
Centex Corp.                                                3,000            189
AlliedSignal, Inc.                                          3,600            140
Timken Co.                                                  3,600            124
Paccar, Inc.                                                2,100            110
Raychem Corp.                                               2,200             95
Archer-Daniels-Midland Co.                                  3,800             82
Case Corp.                                                  1,300             79
United Technologies Corp.                                   1,000             73
Nacco Industries, Inc. `A'                                    500             54
Avery Dennison Corp.                                        1,100             49
Raytheon Co. `A'                                              453             22
                                                                      ----------
                                                                           3,398

CONSUMER DISCRETIONARY 16.8%
Ford Motor Co.                                             21,100          1,027
Gannett, Inc.                                              11,600            717
Procter & Gamble Co.                                        8,600            686
Dayton Hudson Corp.                                         8,800            594
Kroger Co. (b)                                             13,200            488
Pitney Bowes, Inc.                                          5,300            477
General Motors Corp.                                        7,100            430
Corning, Inc.                                               8,800            327
New York Times Co.                                          4,900            324
Federated Department Stores, Inc. (b)                       5,800            250
Liz Claiborne, Inc.                                         5,900            247
Wal-Mart Stores, Inc.                                       6,000            237
TJX Corp., Inc.                                             6,400            220
Masco Corp.                                                 4,000            204
Time Warner, Inc.                                           2,600            161
Hasbro, Inc.                                                4,950            156
Ralston-Ralston Purina Group                                1,601            149
Sears Roebuck & Co.                                         2,000             91
Stride Rite Corp.                                           7,000             84
VF Corp.                                                    1,800             83
Costco Cos. (b)                                             1,800             80
Tandy Corp.                                                 2,000             77
Brunswick Corp.                                             2,500             76
Woolworth Corp.                                             2,800             57
Alberto-Culver Co.                                          1,500             48
Fleming Cos., Inc.                                          1,493             20
                                                                      ----------
                                                                           7,310

CONSUMER SERVICES 1.1%
Hilton Hotels Corp.                                        10,100            300
Cendant Corp. (b)                                           4,300            148
Tricon Global Restaurants, Inc. (b)                           530             15
                                                                      ----------
                                                                             463

CONSUMER STAPLES 6.3%
Philip Morris Co., Inc.                                    13,600            616
Coca-Cola Co.                                               6,600            440
Sara Lee Corp.                                              7,800            439
Unilever NV                                                 6,300            393
Kellogg Co.                                                 5,100            253
Quaker Oats Co.                                             4,000            211
Clorox Co.                                                  2,400            190
Adolph Coors Co. `B'                                        2,000             67
ConAgra, Inc.                                               2,000             66
Campbell Soup Co.                                           1,000             58
                                                                      ----------
                                                                           2,733

ENERGY 9.1%
Exxon Corp.                                                16,400          1,003
Chevron Corp.                                               7,200            554
Halliburton Co.                                            10,200            530
Texaco, Inc.                                                6,336            345
Royal Dutch Petroleum Co.                                   6,000            325
Schlumberger Limited                                        3,000            242
Rowan Cos., Inc. (b)                                        6,500            198
Baker Hughes, Inc.                                          3,700            161
Phillips Petroleum Co.                                      3,300            160
Helmerich & Payne, Inc.                                     1,900            129
Burlington Resources, Inc.                                  2,300            103
USX Marathon Group                                          2,100             71
Ashland, Inc.                                               1,300             70
Sun Co., Inc.                                               1,500             63
Unocal Corp.                                                   29              1
                                                                      ----------
                                                                           3,955

FINANCIAL AND BUSINESS SERVICES 17.9%
Morgan Stanley, Dean Witter, Discover and Co.              15,330            906
Allstate Corp.                                              8,100            736
BankAmerica Corp.                                           8,700            635
NationsBank Corp.                                          10,232            622
Merrill Lynch & Co.                                         6,500            474
Chase Manhattan Corp.                                       4,079            447
CIGNA Corp.                                                 2,400            415
Hartford Financial Services Group, Inc.                     4,400            412
MBNA Corp.                                                 15,000            410
American International Group, Inc.                          3,700            402
Travelers Group, Inc.                                       6,750            364
First Union Corp.                                           6,230            319
Household International, Inc.                               2,100            268
Citicorp                                                    1,983            251
Torchmark Corp.                                             5,200            219
SunAmerica, Inc.                                            5,050            216
Conseco, Inc.                                               3,800            173
Aegon NV                                                    1,824            163
MBIA, Inc.                                                  1,600            107
State Street Corp.                                          1,500             87
Aetna, Inc.                                                   900             64
Green Tree Financial Corp.                                  2,100             55
                                                                      ----------
                                                                           7,745

HEALTH CARE 10.4%
Merck & Co., Inc.                                          10,000          1,063
Schering-Plough Corp.                                      12,600            783
Bristol-Myers Squibb Co.                                    7,300            691
Tenet Healthcare Corp. (b)                                 14,000            464
Becton Dickinson & Co.                                      6,800            340
Johnson & Johnson                                           3,600            237
Humana, Inc. (b)                                            9,300            193
Beverly Enterprises, Inc. (b)                              13,800            179
Pfizer, Inc.                                                1,600            119
CVS Corp.                                                   1,800            115
Cardinal Health, Inc.                                       1,300             98
Eli Lilly & Co.                                             1,200             84
ALZA Corp. (b)                                              1,600             51
U.S. Surgical Corp.                                         1,100             32
PharMerica, Inc. (b)                                        2,867             30
Crescendo Pharmaceuticals Corp. (b)                            80              1
                                                                      ----------
                                                                           4,480

MATERIALS AND PROCESSING 3.6%
Dow Chemical Co.                                            4,000            406
Fort James Corp.                                            7,500            287
Phelps Dodge Corp.                                          2,700            168
Rohm & Haas Co.                                             1,700            163
USX-U.S. Steel  Group, Inc.                                 4,800            150
Union Carbide Corp.                                         3,400            146
Aluminum Co. of America                                     1,400             99
Bethlehem Steel Corp. (b)                                   6,400             55
Inland Steel Industries, Inc.                               2,000             34
Armco, Inc. (b)                                             6,100             30
Solutia, Inc.                                                 860             23
                                                                      ----------
                                                                           1,561

TECHNOLOGY 13.4%
Microsoft Corp. (b)                                         9,100          1,176
Compaq Computer Corp. (b)                                  15,187            857
Intel Corp.                                                 8,600            604
Sun Microsystems, Inc. (b)                                 14,700            586
Lucent Technologies, Inc.                                   6,700            535
International Business Machines Corp.                       4,900            512
EMC Corp. (b)                                              16,600            455
Texas Instruments, Inc.                                     7,000            315
Motorola, Inc.                                              4,700            268
Harris Corp.                                                3,000            138
Dell Computer Corp. (b)                                     1,400            118
Applied Materials, Inc. (b)                                 2,900             87


                               1997 Semiannual Report See accompanying notes  51

Enhanced Equity Fund
December 31, 1997
                                                                          Value
                                                          Shares         (000s)
-------------------------------------------------------------------------------

General Dynamics Corp.                                       700     $       61
Data General Corp. (b)                                     2,800             49
KLA-Tencor Corp. (b)                                         700             27
                                                                     ----------
                                                                          5,788

TRANSPORTATION 2.9%
AMR Corp. (b)                                              5,200            668
U.S. Airways Group, Inc. (b)                               5,200            325
Laidlaw, Inc.                                             18,700            255
                                                                     ----------
                                                                          1,248

UTILITIES 9.5%
BellSouth Corp.                                           16,370            922
Bell Atlantic Corp.                                        8,759            797
Ameritech Corp.                                            6,800            547
U.S. West Communications Group                             8,400            379
Columbia Gas Systems, Inc.                                 3,200            251
AirTouch Communications, Inc. (b)                          6,000            249
GPU, Inc.                                                  4,600            194
P.P. & L. Resources, Inc.                                  6,200            148
AT&T Corp.                                                 1,700            104
Coastal Corp.                                              1,500             93
Dominion Resources, Inc.                                   2,000             85
Edison International                                       3,100             84
NICOR, Inc.                                                1,900             80
Peoples Energy Corp.                                       1,900             75
Pacific Enterprises                                        1,700             64
FPL Group, Inc.                                            1,000             59
                                                                     ----------
                                                                          4,131
                                                                     ----------
Total Common Stocks                                                      42,812
(Cost $32,981)                                                       ==========

-------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 1.1%
-------------------------------------------------------------------------------

                                                       Principal
                                                          Amount
                                                          (000s)
REPURCHASE AGREEMENTS 1.1%
State Street Bank
    4.250% due 01/02/98                                  $   496            496
    (Dated 12/31/97. Collateralized by U.S.
    Treasury Note 6.000% 05/31/98 valued
    at $508,369. Repurchase proceeds
    are $496,117.)
                                                                     ----------
Total Short-Term Instruments                                                496
(Cost $496)                                                          ==========

Total Investments (a) 99.9%                                          $   43,308
(Cost $33,477)

Other Assets and Liabilities (Net) 0.1%                                      31
                                                                     ----------
Net Assets 100.0%                                                    $   43,339
                                                                     ==========

Notes to Schedule of Investments ($ in thousands):

(a) At December 31, 1997, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost                                                        $   10,382

Aggregate gross unrealized depreciation for all
investments in which there was an excess of
tax cost over value                                                        (551)
                                                                     ----------

Unrealized appreciation-net                                          $    9,831
                                                                     ==========

(b) Non-income producing security.


52  PIMCO Funds See accompanying notes

Schedule of Investments

Balanced Fund
December 31, 1997 (Unaudited)

                                                                           Value
                                                Shares                    (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 56.8%
--------------------------------------------------------------------------------

AEROSPACE 0.6%
Northrop Grumman Corp.                           3,200              $       368

CAPITAL GOODS 3.6%
Textron, Inc.                                    4,700                      294
Illinois Tool Works, Inc.                        4,400                      265
Johnson Controls, Inc.                           5,300                      253
Dresser Industries, Inc.                         6,000                      252
Ingersoll Rand Co.                               6,200                      251
Unifi, Inc.                                      5,600                      228
AlliedSignal, Inc.                               5,500                      214
United Technologies Corp.                        2,700                      197
Wheelabrator Technologies, Inc.                 11,700                      188
AGCO Corp.                                       6,300                      184
Paccar, Inc.                                     1,000                       53
                                                                    ------------
                                                                          2,379

COMMUNICATIONS 2.2%
Bell Atlantic Corp.                              6,129                      558
Southern New England Telecommunications Corp.    8,000                      403
SBC Communications, Inc.                         3,800                      278
AT&T Corp.                                       4,000                      245
                                                                    ------------
                                                                          1,484

CONSUMER DISCRETIONARY 10.7%
American Greetings Corp. `A'                    15,100                      591
Maytag Corp.                                    15,200                      567
Brunswick Corp.                                 18,500                      561
Tupperware Corp.                                14,600                      407
Omnicom Group                                    9,200                      390
TJX Corp., Inc.                                 10,900                      375
Chrysler Corp.                                  10,600                      373
VF Corp.                                         8,000                      368
Dillards, Inc. `A'                              10,400                      367
Tandy Corp.                                      9,400                      362
Costco Cos. (b)                                  7,900                      353
Washington Post Co.                                700                      341
Kroger Co. (b)                                   8,900                      329
New York Times Co.                               4,700                      311
Gannett, Inc.                                    4,400                      272
Dayton Hudson Corp.                              3,700                      250
Tribune Co.                                      3,700                      230
Jones Apparel Group, Inc. (b)                    5,100                      219
Sunbeam-Oster, Inc.                              5,100                      215
Federated Department Stores, Inc. (b)            4,600                      198
Goodyear Tire & Rubber Co.                       1,400                       89
                                                                    ------------
                                                                          7,168

CONSUMER SERVICES 1.0%
Carnival Corp. `A'                               6,100                      338
Marriott International, Inc.                     4,300                      298
                                                                    ------------
                                                                            636

CONSUMER STAPLES 4.5%
SUPERVALU, Inc.                                 14,000                      586
Anheuser Busch Cos., Inc.                        8,800                      387
RJR Nabisco Holdings Corp.                      10,300                      386
Whitman Corp.                                   14,500                      378
Safeway, Inc. (b)                                5,500                      348
Campbell Soup Co.                                5,100                      296
Hershey Foods Corp.                              4,500                      279
Unilever NV                                      2,900                      181
IBP, Inc.                                        8,300                      174
                                                                    ------------
                                                                          3,015

ENERGY 6.0%
Atlantic Richfield Co.                           6,500                      521
Ultramar Diamond Shamrock Corp.                 14,000                      446
Repsol SA SP - ADR                               8,800                      374
Amoco Corp.                                      4,300                      366
Transocean Offshore, Inc.                        6,000                      289
Tidewater, Inc.                                  5,200                      287
Halliburton Co.                                  5,400                      280
Noble Drilling Corp. (b)                         9,000                      276
Schlumberger Limited                             3,300                      266
ENSCO International, Inc. (b)                    7,100                      238
Global Marine, Inc. (b)                          9,100                      223
Rowan Cos., Inc. (b)                             7,300                      223
Nabors Industries, Inc. (b)                      5,600                      176
                                                                    ------------
                                                                          3,965

FINANCIAL AND BUSINESS SERVICES 10.3%
Bear Stearns Cos.                               13,555                      644
PNC Bank Corp.                                  11,200                      639
Chase Manhattan Corp.                            5,200                      569
CIGNA Corp.                                      2,500                      433
Southtrust Corp.                                 5,300                      336
Travelers Group, Inc.                            6,050                      326
Norwest Corp.                                    7,800                      301
BankBoston Corp.                                 3,000                      282
Federal National Mortgage Assn.                  4,700                      268
American Express Co.                             3,000                      268
Citicorp                                         2,000                      253
Federal Home Loan Mortgage Corp.                 6,000                      252
National City Corp.                              3,800                      250
BankAmerica Corp.                                3,400                      248
Lincoln National Corp.                           3,100                      242
Associates First Capital Corp. `A'               3,300                      235
Hartford Financial Services Group, Inc.          2,500                      234
Countrywide Credit Industries, Inc.              5,400                      232
First Union Corp.                                4,500                      231
CarrAmerica Realty Corp.                         6,200                      196
Simon DeBartolo Group, Inc.                      5,900                      193
Loews Corp.                                      1,700                      180
Household International, Inc.                      700                       89
                                                                    ------------
                                                                          6,901

HEALTH CARE 4.1%
American Home Products Corp.                     5,100                      390
Pharmacia & Upjohn, Inc.                        10,500                      385
Beckman Instruments, Inc.                        9,000                      360
Schering-Plough Corp.                            5,300                      329
Cognizant Corp.                                  6,700                      299
Tenet Healthcare Corp. (b)                       8,575                      284
Biomet, Inc.                                     9,500                      243
Eli Lilly & Co.                                  3,400                      237
Foundation Health Systems `A' (b)                7,400                      165
Health Management Assn., Inc. `A' (b)              900                       23
                                                                    ------------
                                                                          2,715

MATERIALS AND PROCESSING 4.5%
Westvaco Corp.                                  17,600                      553
Phelps Dodge Corp.                               7,000                      436
USG Corp. (b)                                    7,400                      363
Union Carbide Corp.                              8,200                      352
Wellman, Inc.                                   17,700                      345
Rohm & Haas Co.                                  2,800                      268
Tyco International Limited (b)                   5,400                      243
Sealed Air Corp. (b)                             3,800                      235
Fort James Corp.                                 5,387                      206
                                                                    ------------
                                                                          3,001

TECHNOLOGY 5.0%
International Business Machines Corp.            4,300                      450
Teradyne, Inc. (b)                              12,700                      406
Adobe Systems, Inc.                              9,700                      400
Harris Corp.                                     8,200                      376
Tektronix, Inc.                                  8,550                      339
Computer Associates International, Inc.          5,550                      293
BMC Software, Inc. (b)                           4,100                      269
Dell Computer Corp. (b)                          2,500                      210
Cisco Systems, Inc. (b)                          3,750                      209
Bay Networks, Inc. (b)                           8,100                      207
Seagate Technology, Inc. (b)                     7,300                      141
                                                                    ------------
                                                                          3,300

TRANSPORTATION 1.2%
UAL Corp. (b)                                    4,300                      398
Continental Airlines, Inc. `B' (b)               4,800                      231
U.S. Airways Group, Inc. (b)                     2,800                      175
                                                                    ------------
                                                                            804

UTILITIES 3.1%
PG & E Corp.                                    18,200                      554
DTE Energy Co.                                  15,000                      520
NICOR, Inc.                                     10,000                      422
Ameritech Corp.                                  3,500                      282
American Electric Power, Inc.                    5,100                      263
                                                                    ------------
                                                                          2,041
                                                                    ------------
Total Common Stocks                                                      37,777
(Cost $30,174)                                                      ============

                                1997 Semiannual Report See accompanying notes 53

Balanced Fund
December 31, 1997 (Unaudited)
                                                        Principal
                                                           Amount         Value
                                                           (000s)        (000s)
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS 3.2%
--------------------------------------------------------------------------------

U.S. TREASURY BONDS 3.2%
   6.500% due 11/15/26                                  $   2,000     $   2,136
                                                                      ---------
Total U.S. Treasury Obligations                                           2,136
(Cost $1,973)                                                         =========

--------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES 5.7%
--------------------------------------------------------------------------------

INDUSTRIALS 2.3%
AMR Corp.
  10.000% due 02/01/01                                        400           442
  9.430% due 05/10/01                                       1,000         1,092
                                                                      ---------
                                                                          1,534
UTILITIES 3.4%
Long Island Lighting Co.
  9.000% due 11/01/22                                       2,000         2,229
                                                                      ---------
Total Corporate Bonds and Notes                                           3,763
(Cost $3,420)                                                         =========

--------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES 33.5%
--------------------------------------------------------------------------------

COLLATERALIZED MORTGAGE OBLIGATIONS 3.2%
Capstead Mortgage Corp.
   8.900% due 12/25/21                                        205           208
Federal Home Loan Mortgage Corp.
   10.150% due 04/15/06                                        36            36
Federal National Mortgage Assn
   9.500% due 06/25/18                                        480           515
Independent National Mortgage Corp.
   8.158% due 11/25/24                                        547           562
   8.268% due 11/25/24(c)                                     718           736
PNC Mortgage Securities Corp.
   7.500% due 06/25/10                                         94            94
                                                                      ---------
                                                                          2,151
FEDERAL HOME LOAN MORTGAGE CORPORATION 12.8%
   6.500% due 01/14/28-02/12/28 (d)                         8,000         7,905
   8.500% due 03/01/23                                        635           673
                                                                      ---------
                                                                          8,578
FEDERAL HOUSING ADMINISTRATION 0.9%
   7.000% due 07/01/14 (c)                                    578           598

FEDERAL NATIONAL MORTGAGE ASSOCIATION 7.8%
   7.825% due 12/01/23 (c)                                    428           447
   8.500% due 01/01/08-03/01/25 (d)                         4,515         4,715
                                                                      ---------
                                                                          5,162
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION 7.4%
   6.500% due 01/15/24-01/22/27 (d)                         1,402         1,388
   7.000% due 08/20/24(c)                                     698           713
   7.375% due 04/20/23(c)                                   1,536         1,585
   7.500% due 05/15/17                                         13            14
   8.000% due 01/22/28-09/15/06 (d)                           572           593
   9.500% due 09/15/09-10/15/09 (d)                           148           161
  10.750% due 09/15/00-10/15/00 (d)                           105           110
  16.000% due 10/15/11-04/15/12 (d)                           287           332
                                                                      ---------
                                                                          4,896
OTHER MORTGAGE-BACKED SECURITIES 1.4%
Home Savings of America
   5.833% due 05/25/27 (c)                                    939           914
                                                                      ---------
Total Mortgage-Backed Securities                                         22,299
(Cost $22,100)                                                        =========

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 13.5%
--------------------------------------------------------------------------------

COMMERCIAL PAPER 9.9%
BellSouth Telecommunications, Inc.
   5.710% due 02/12/98                                      700             695
E.I. Du Pont de Nemours
   5.830% due 01/28/98                                      200             199
   5.740% due 02/13/98                                      100              99
Federal National Mortgage Assn.
   5.760% due 01/26/98                                      300             299
Florida Power Corp.
   5.730% due 02/04/98                                      100              99
Ford Motor Credit Corp.
   5.540% due 01/08/98                                    1,000             999
General Electric Capital Corp.
   5.840% due 01/23/98                                      700             698
IBM Credit Corp.
   5.680% due 01/16/98                                      300             299
New Center Asset Trust
   5.610% due 01/30/98                                      500             498
Pitney Bowes Credit Corp.
   6.240% due 01/15/98                                      700             698
Procter & Gamble Co.
   5.750% due 01/26/98                                    1,000             996
Wisconsin Electric Power & Light
   5.770% due 01/28/98                                    1,000             996
                                                                      ---------
                                                                          6,575
REPURCHASE AGREEMENTS 3.4%
State Street Bank
   4.250% due 01/02/98                                    2,242           2,242
   (Dated 12/31/97. Collateralized by U.S.
   Treasury Note 6.000% 05/31/98 valued
   at $2,295,215. Repurchase proceeds
   are $2,242,530.)

U.S. TREASURY BILLS (E) 0.2%
5.067% due 02/05/98                                         145             145
                                                                      ---------
Total Short-Term Instruments                                              8,962
(Cost $8,962)                                                         =========


Total Investments (a) 112.7%                                          $  74,937
(Cost $66,629)

Other Assets and Liabilities (Net) (12.7%)                               (8,438)
                                                                      ---------
Net Assets 100.0%                                                     $  66,499
                                                                      =========
Notes to Schedule of Investments ($ in thousands):

(a) At December 31, 1997, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of
value over tax cost.                                                  $   8,934

Aggregate gross unrealized depreciation for all
investments in which there was an excess of
tax cost over value.                                                       (626)
                                                                      ---------

Unrealized appreciation-net                                           $   8,308
                                                                      =========
(b) Non-income producing security.

(c) Variable rate security. The rate listed is as of December 31, 1997.

(d) Securities are grouped by coupon and represent a range of maturities.

(e) Securities with an aggregate market value of $145 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 1997:

                                                                     Unrealized
Type                                              Contracts        Appreciation
--------------------------------------------------------------------------------

U.S. Treasury 10 Year Note (03/98)                       29           $      25
U.S. Treasury 30 Year Bond (03/98)                       30                  44
                                                                      ---------
                                                                      $      69
                                                                      =========


54  PIMCO Funds See accompanying notes

Notes to Financial Statements

December 31, 1997 (Unaudited)


1. Organization

PIMCO Funds: Multi-Manager Series (the "Trust"), formerly known as PIMCO Funds:
Equity Advisors Series, was established as a Massachusetts business trust on August 24, 1990. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust currently consists of twenty two separate investment funds (the "Funds"): the Equity Income Fund; the Renaissance Fund; the Small Cap Value Fund; the Value Fund; the Capital Appreciation Fund; the Mid Cap Growth Fund; the Micro Cap Growth Fund; the Small Cap Growth Fund; the Core Equity Fund; the Mid Cap Equity Fund; the Innovation Fund; the Enhanced Equity Fund; the Emerging Markets Fund; the International Fund; the International Developed Fund; the Target Fund; the Tax Exempt Fund; the Growth Fund; the Opportunity Fund; the Precious Metals Fund; the Structured Emerging Markets Fund; and the Balanced Fund. The Structured Emerging Markets Fund had not commenced operations as of December 31, 1997. As used in the financial statements, "Institutional Classes" refers to the Institutional and Administrative Classes and "Retail Classes" refers to the A, B, and C Classes of the Trust.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in preparation of its financial statements. These policies are in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Foreign currency amounts are converted to U.S. dollars using foreign exchange quotations received from independent dealers. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared and paid quarterly to shareholders of record by the Equity Income, Value and Balanced Funds. Dividends from net investment income, if any, are declared and paid at least annually to shareholders of record by the other Funds. Net long-term capital gains earned by a Fund, if any, will be distributed no less frequently than once each year. Foreign exchange gains or losses on investments and the income generated from such investments, arising from fluctuations of exchange rates of the non-dollar denominated investments relative to the U.S. dollar, are reported to shareholders as income in accordance with the provisions of the Internal Revenue Code.


                                                      1997 Semiannual Report  55

December 31, 1997 (Unaudited)


     Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards. Certain amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and paid in capital to more appropriately conform financial accounting and tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets and voting privileges. Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class.

Federal Income Taxes. Each Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Foreign Taxes on Dividends. Dividend income in the statement of operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows: Emerging Markets Fund - $15,422; International Developed Fund - $34,634; Mid Cap Growth Fund - $2,380; Renaissance Fund - $22,966; Equity Income Fund - $6,396; Value Fund - $15,793; Small Cap Value Fund - $1,166; Enhanced Equity Fund - $1,468; and Balanced Fund
- $1,657.

Futures and Options. Certain Funds are authorized to enter into futures contracts and options. A Fund may use futures contracts to manage its exposure to the stock and bond markets or change in interest rates and currency values, or for gaining exposure to markets. The primary risks associated with the use of futures contracts and options are imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and options, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts and purchased options are valued based upon their quoted daily settlement prices. The premium received for a written option is recorded as an asset with an equal liability which is marked to market based on the option's quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.

Forward Currency Transactions. Certain Funds are authorized to enter into forward foreign exchange contracts for the purpose of hedging against foreign exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. A Fund may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. All commitments are marked to market daily at the applicable translation rates and any resulting unrealized gains or losses are recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The following foreign forward currency contracts were outstanding at December 31, 1997 (amounts in thousands):

                                                                 Principal
                                                                    Amount                     Unrealized
                                                                Covered by   Expiration      Appreciation
Fund                               Type                           Contract        Month    (Depreciation)
----------------------------------------------------------------------------------------------------------
Emerging Markets Fund              Buy        Hungarian Forint      13,419         1/98     $          0
                                   Sell       Mexican Peso           2,760         1/98               (1)
                                                                                            -------------
                                                                                            $         (1)

International Developed Fund       Buy        British Pound          3,700         1/98     $         47

56  PIMCO Funds

         For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency transactions arise from changes in currency exchange rates.

Repurchase Agreements. Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. PIMCO Advisors L.P. ("PIMCO Advisors") serves as investment advisor to the Trust, pursuant to an Investment Advisory Agreement. PIMCO Advisors receives from the Trust a fee based on an annual percentage of the average daily net assets of each Fund as follows: 0.57% for the Core Equity Fund; 0.60% for the International Developed, Renaissance and Small Cap Value Funds; 0.63% for the Mid Cap Equity Fund; 0.85% for the Emerging Markets Fund; 1.00% for the Small Cap Growth Fund; 1.25% for the Micro Cap Growth Fund; and 0.45% for all other Funds. Each of the Funds also has a sub-advisor which, under the supervision of PIMCO Advisors, directs the investments of the Fund's assets. Other than the sub-advisor of the Precious Metals Fund, all of the sub-advisors are affiliates of PIMCO Advisors. The advisory fees received by PIMCO Advisors are paid in all or in part to each of the sub-advisors in accordance with the portfolio management agreements.

Administration Fee. PIMCO provides administrative services to the Trust for which it receives from each Fund a monthly administrative fee based on each share class's average daily net assets. The Administration Fee for the Institutional Classes is charged at the annual rate of 0.50% for the Emerging Markets and International Developed Funds and 0.25% for all other Funds. The Administration Fee for the Retail Classes is charged at the annual rate of 0.65% for the Emerging Markets and International Developed Funds and 0.40% for all other Funds.

Distribution and Servicing Fees. PIMCO Funds Distributors LLC ("PFD"), formerly PIMCO Funds Distribution Company, a wholly-owned subsidiary of PIMCO Advisors L.P., serves as the distributor of the Trust's shares.

         The Trust is permitted to reimburse out of the Administrative Class assets of each Fund offering Administrative Class shares, an amount up to 0.25% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. The effective rate paid to PFD was 0.25% during the current fiscal year.

         Pursuant to the Distribution and Servicing Plans adopted by the Retail Classes of the Trust, the Trust compensates PFD for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the Retail Classes. The Trust paid PFD distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of average daily net assets attributable to each class):

                              Distribution Fee (%)             Servicing Fee (%)
--------------------------------------------------------------------------------
Class A
All Funds                            --                             0.25
Class B
All Funds                           0.75                            0.25
Class C
All Funds                           0.75                            0.25


                                                      1997 Semiannual Report  57

December 31, 1997 (Unaudited)


     PFD also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, Class B and Class C shares. For the period ended December 31, 1997, the Funds were informed that PFD received $1,329,417 representing commissions (sales charges) and contingent deferred sales charges related to the Retail Classes.

Expenses. The Trust is also responsible for the following expenses: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders or employees of PIMCO Advisors, PIMCO, or its subsidiaries or affiliates; (ii) taxes and governmental fees;
(iii) brokerage fees and commissions and other portfolio transaction expenses;
(iv) the cost of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not "interested persons" of the Advisor, PIMCO, Portfolio Managers, or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) expenses such as organizational expenses, which are capitalized in accordance with generally accepted accounting principles; and
(viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust's Multiple Class Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940 and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

         Each unaffiliated Trustee receives an annual retainer of $45,000, plus $2,000 for each Board of Trustees meeting attended, plus reimbursement of related expenses. The chairman of the unaffiliated Trustees and each committee chair receives annual retainers of $6,000 and $2,000, respectively. Each unaffiliated committee member receives an annual retainer of $1,000 and a fee of $500 per meeting. These expenses are allocated to the Funds of the Trust according to their respective net assets.

4. Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 1997 were as follows (amounts in thousands):


                                U.S. Government/Agency            All Other
                             ---------------------------------------------------
                                Purchases        Sales    Purchases        Sales
--------------------------------------------------------------------------------

Emerging Markets Fund                                      $ 15,223     $ 20,656
International Developed Fund                                 32,086       40,087
Capital Appreciation Fund                                   149,707      193,739
Mid Cap Growth Fund                                         235,716      129,801
Micro Cap Growth Fund                                        76,806       70,379
Small Cap Growth Fund                                        14,214       14,212
Renaissance                                                 454,294      435,021
Core Equity Fund                                            100,057       44,746
Mid Cap Equity Fund                                          11,114       12,499
Equity Income Fund                                           40,152       26,161
Value Fund                                                   79,850       63,469
Small Cap Value Fund                                        149,461       24,617
Enhanced Equity Fund                                         10,707       17,431
Balanced Fund                    $ 13,868     $ 19,601       45,316       43,579

58 PIMCO Funds

5. Federal Income Tax Matters

As of June 30, 1997, the Fund listed in the table below had remaining capital loss carryforwards that were realized in prior years (amounts in thousands):

                          Capital Loss Carryforwards
                       ---------------------------------
                       Realized Losses   Acquired Losses           Expiration
--------------------------------------------------------------------------------

Emerging Markets Fund      $ 10,105          $    --                06/30/03



The Fund will resume capital gain distributions in the future to the extent gains are realized in excess of the available carryforward.

6. Reorganization

On September 17, 1996, the Board of Trustees approved the reorganization of certain of the funds of PIMCO Advisors Funds ("PAF"), an affiliated management investment company, into the Trust. The reorganization occurred on January 17, 1997. In conjunction with the reorganization, the name of the Trust was changed to "PIMCO Funds: Multi-Manager Series" from "PIMCO Funds: Equity Advisors Series." Certain PAF funds were acquired intact and became new Funds of the Trust. Two Funds of the Trust, the NFJ Diversified Low P/E and the Cadence Mid Cap Growth Funds, were combined with funds acquired from PAF.

         Also, as part of the reorganization, the NFJ Diversified Low P/E Fund and the Blairlogie International Active Fund were renamed Value Fund and International Developed Fund, respectively, to more accurately describe the investment style.

         Each Acquiring Fund, as listed below, acquired the assets and certain liabilities of the Acquired Fund, also listed below, in a tax-free exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders (amounts in thousands):


                                                                                                             Total
                                                     Shares       Value of   Total Net    Total Net     Net Assets       Acquired
                                                  Issued by  Shares Issued   Assets of    Assets of   of Acquiring           Fund
                                                  Acquiring   by Acquiring    Acquired    Acquiring     Fund After     Unrealized
Acquiring Fund       Acquired Fund(s)       Date       Fund           Fund        Fund         Fund    Acquisition   Appreciation
----------------------------------------------------------------------------------------------------------------------------------
PIMCO
NFJ Diversified
Low P/E Fund
(renamed             PIMCO Advisors
Value Fund)          Value Fund         01/17/97      5,988       $ 80,835    $ 80,835     $ 67,334      $ 148,169      $   9,962

PIMCO
Cadence Mid Cap
Growth Fund
(renamed Mid Cap     PIMCO Advisors
Growth Fund)         Discovery Fund     01/17/97      4,103         75,421      75,421      237,494        312,915         11,691


                                                       1997 Semiannual Report 59

December 31, 1997 (Unaudited)


7. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (amounts in thousands):


                                                     Emerging Markets Fund                     International Developed Fund
                                          -------------------------------------------    ------------------------------------------
                                            Six Months Ended           Year Ended         Six Months Ended           Year Ended
                                                12/31/97                6/30/97                12/31/97               6/30/97
                                          Shares      Amount      Shares      Amount     Shares      Amount      Shares      Amount
                                          -------------------------------------------    ------------------------------------------
Receipts for shares sold

    Institutional Class                    1,174   $  14,262       1,007   $  12,784      1,356   $  16,968       3,568   $  43,648
----------------------------------------- -------------------------------------------    ------------------------------------------
    Administrative Class                      58         740          26         305        127       1,589         140       1,683
----------------------------------------- -------------------------------------------    ------------------------------------------
    Class A                                  111       1,332          16         214         29         367          39         477
----------------------------------------- -------------------------------------------    ------------------------------------------
    Class B                                   40         503          28         362         99       1,267          87       1,057
----------------------------------------- -------------------------------------------    ------------------------------------------
    Class C                                   55         684         153       2,021        180       2,244         228       2,759
----------------------------------------- -------------------------------------------    ------------------------------------------

Shares issued in reorganization

    Class A                                    0           0           0           0          0           0           0           0
----------------------------------------- -------------------------------------------    ------------------------------------------
    Class B                                    0           0           0           0          0           0           0           0
----------------------------------------- -------------------------------------------    ------------------------------------------
    Class C                                    0           0           0           0          0           0           0           0
----------------------------------------- -------------------------------------------    ------------------------------------------

Issued as reinvestment of distributions

    Institutional Class                        0           0          19         222        367       4,242         296       3,449
----------------------------------------- -------------------------------------------    ------------------------------------------
    Administrative Class                       0           0           0           0          8          98          22         255
----------------------------------------- -------------------------------------------    ------------------------------------------
    Class A                                    0           0           0           0          2          25           0           0
----------------------------------------- -------------------------------------------    ------------------------------------------
    Class B                                    0           0           0           0          7          77           0           0
----------------------------------------- -------------------------------------------    ------------------------------------------
    Class C                                    0           0           0           0         16         183           0           0
----------------------------------------- -------------------------------------------    ------------------------------------------

Cost of shares redeemed

    Institutional Class                   (1,755)    (20,941)     (3,613)    (45,330)    (1,334)    (17,202)     (2,294)    (27,613)
----------------------------------------- -------------------------------------------    ------------------------------------------
    Administrative Class                      (2)        (30)        (46)       (553)      (138)     (1,736)       (435)     (5,453)
----------------------------------------- -------------------------------------------    ------------------------------------------
    Class A                                 (107)     (1,271)         (1)        (10)       (13)       (159)        (15)       (189)
----------------------------------------- -------------------------------------------    ------------------------------------------
    Class B                                  (18)       (212)         (5)        (73)        (8)        (93)         (1)        (15)
----------------------------------------- -------------------------------------------    ------------------------------------------
    Class C                                  (61)       (752)        (21)       (277)       (73)       (912)        (35)       (433)
----------------------------------------- -------------------------------------------    ------------------------------------------
Net increase (decrease) resulting from
Fund share transactions                     (505)  $  (5,685)     (2,437)  $ (30,335)       625   $   6,958       1,600   $  19,625
========================================= ===========================================    ==========================================
                                                        Capital Appreciation Fund
                                               -------------------------------------------
                                                 Six Months Ended           Year Ended
                                                     12/31/97                6/30/97
                                               Shares      Amount      Shares      Amount
                                               -------------------------------------------
Receipts for shares sold

    Institutional Class                         4,967   $ 116,242       8,723   $ 165,774
---------------------------------------------- -------------------------------------------
    Administrative Class                        1,206      28,356         157       3,111
---------------------------------------------- -------------------------------------------
    Class A                                       404       9,353         330       6,440
---------------------------------------------- -------------------------------------------
    Class B                                       409       9,549         144       2,819
---------------------------------------------- -------------------------------------------
    Class C                                     1,149      26,913         676      13,152
---------------------------------------------- -------------------------------------------

Shares issued in reorganization

    Class A                                         0           0           0           0
---------------------------------------------- -------------------------------------------
    Class B                                         0           0           0           0
---------------------------------------------- -------------------------------------------
    Class C                                         0           0           0           0
---------------------------------------------- -------------------------------------------

Issued as reinvestment of distributions

    Institutional Class                         1,599      37,066       2,018      36,552
---------------------------------------------- -------------------------------------------
    Administrative Class                           86       1,973           8         136
---------------------------------------------- -------------------------------------------
    Class A                                        38         887           0           0
---------------------------------------------- -------------------------------------------
    Class B                                        32         737           0           0
---------------------------------------------- -------------------------------------------
    Class C                                       106       2,441           0           0
---------------------------------------------- -------------------------------------------

Cost of shares redeemed

    Institutional Class                        (3,114)    (72,523)     (4,708)    (90,177)
---------------------------------------------- -------------------------------------------
    Administrative Class                          (88)     (2,072)        (17)       (349)
---------------------------------------------- -------------------------------------------
    Class A                                      (102)     (2,458)        (21)       (415)
---------------------------------------------- -------------------------------------------
    Class B                                       (17)       (401)         (1)        (11)
---------------------------------------------- -------------------------------------------
    Class C                                      (187)     (4,320)        (55)     (1,161)
---------------------------------------------- -------------------------------------------
Net increase (decrease) resulting from
Fund share transactions                         6,488   $ 151,743       7,254   $ 135,871
============================================== ===========================================

                                                       Core Equity Fund                           Mid Cap Equity Fund
                                          -------------------------------------------    ------------------------------------------
                                            Six Months Ended           Year Ended         Six Months Ended           Year Ended
                                                12/31/97                6/30/97                12/31/97               6/30/97
                                          Shares      Amount      Shares      Amount     Shares      Amount      Shares      Amount
                                          -------------------------------------------    ------------------------------------------
Receipts for shares sold

    Institutional Class                      36     $    583         116    $  1,642         47    $    553          42   $    575
----------------------------------------  -------------------------------------------    ------------------------------------------
    Administrative Class                  3,970       67,652         671       9,341         37         583           0          0
----------------------------------------  -------------------------------------------    ------------------------------------------
    Class A                                   0            0           0           0          0           0           0          0
----------------------------------------  -------------------------------------------    ------------------------------------------
    Class B                                   0            0           0           0          0           0           0          0
----------------------------------------  -------------------------------------------    ------------------------------------------
    Class C                                   0            0           0           0          0           0           0          0
----------------------------------------  -------------------------------------------    ------------------------------------------

Shares issued in reorganization

    Class A                                   0            0           0           0          0           0           0          0
----------------------------------------  -------------------------------------------    ------------------------------------------
    Class B                                   0            0           0           0          0           0           0          0
----------------------------------------  -------------------------------------------    ------------------------------------------
    Class C                                   0            0           0           0          0           0           0          0
----------------------------------------  -------------------------------------------    ------------------------------------------

Issued as reinvestment of distributions

    Institutional Class                      19          308          21         286         53         618          20        262
----------------------------------------  -------------------------------------------    ------------------------------------------
    Administrative Class                    455        7,237         137       1,878         12         138           0          0
----------------------------------------  -------------------------------------------    ------------------------------------------
    Class A                                   0            0           0           0          0           0           0          0
----------------------------------------  -------------------------------------------    ------------------------------------------
    Class B                                   0            0           0           0          0           0           0          0
----------------------------------------  -------------------------------------------    ------------------------------------------
    Class C                                   0            0           0           0          0           0           0          0
----------------------------------------  -------------------------------------------    ------------------------------------------

Cost of shares redeemed

    Institutional Class                    (203)      (3,461)       (493)     (6,861)       (33)       (532)        (92)    (1,218)
----------------------------------------  -------------------------------------------    ------------------------------------------
    Administrative Class                   (308)      (5,086)     (1,397)    (19,716)         0           0           0          0
----------------------------------------  -------------------------------------------    ------------------------------------------
    Class A                                   0            0           0           0          0           0           0          0
----------------------------------------  -------------------------------------------    ------------------------------------------
    Class B                                   0            0           0           0          0           0           0          0
----------------------------------------  -------------------------------------------    ------------------------------------------
    Class C                                   0            0           0           0          0           0           0          0
----------------------------------------  -------------------------------------------    ------------------------------------------
Net increase (decrease) resulting from
Fund share transactions                   3,969     $ 67,233        (945)   $(13,430)       116    $  1,360         (30)  $   (381)
========================================  ===========================================    ==========================================

                                                         Equity Income Fund
                                               -------------------------------------------
                                                 Six Months Ended           Year Ended
                                                     12/31/97                6/30/97
                                               Shares      Amount      Shares      Amount
                                               -------------------------------------------
Receipts for shares sold

    Institutional Class                           454     $  7,398      1,004    $ 14,387
--------------------------------------------  --------------------------------------------
    Administrative Class                           85        1,413        142       2,032
--------------------------------------------  --------------------------------------------
    Class A                                       543        8,812        118       1,691
--------------------------------------------  --------------------------------------------
    Class B                                       250        4,042        213       3,040
--------------------------------------------  --------------------------------------------
    Class C                                       375        5,996        488       7,063
--------------------------------------------  --------------------------------------------

Shares issued in reorganization

    Class A                                         0            0          0           0
--------------------------------------------  --------------------------------------------
    Class B                                         0            0          0           0
--------------------------------------------  --------------------------------------------
    Class C                                         0            0          0           0
--------------------------------------------  --------------------------------------------

Issued as reinvestment of distributions

    Institutional Class                         1,185       18,142      1,299      17,796
--------------------------------------------  --------------------------------------------
    Administrative Class                           87        1,328         80       1,101
--------------------------------------------  --------------------------------------------
    Class A                                        75        1,142          1          13
--------------------------------------------  --------------------------------------------
    Class B                                        49          750          1          15
--------------------------------------------  --------------------------------------------
    Class C                                        92        1,390          3          43
--------------------------------------------  --------------------------------------------

Cost of shares redeemed

    Institutional Class                          (739)     (11,987)    (2,573)    (37,514)
--------------------------------------------  --------------------------------------------
    Administrative Class                          (52)        (850)      (118)     (1,690)
--------------------------------------------  --------------------------------------------
    Class A                                      (107)      (1,738)        (5)        (69)
--------------------------------------------  --------------------------------------------
    Class B                                        (9)        (149)       (47)       (670)
--------------------------------------------  --------------------------------------------
    Class C                                       (78)      (1,253)       (60)       (899)
--------------------------------------------  --------------------------------------------
Net increase (decrease) resulting from
Fund share transactions                         2,210     $ 34,436        546    $  6,339
============================================  ============================================

60  PIMCO Funds

                                                    Mid Cap Growth Fund                           Micro Cap Growth Fund
                                          -------------------------------------------    ------------------------------------------
                                            Six Months Ended           Year Ended         Six Months Ended           Year Ended
                                                12/31/97                6/30/97                12/31/97               6/30/97
                                          Shares      Amount      Shares      Amount     Shares      Amount      Shares      Amount
                                          -------------------------------------------    ------------------------------------------
Receipts for shares sold

    Institutional Class                   4,058    $  92,630       3,798   $  71,437      1,660   $  35,901       4,050   $  72,696
----------------------------------------  -------------------------------------------    ------------------------------------------
    Administrative Class                    430        9,956          47         878        106       2,383         135       2,434
----------------------------------------  -------------------------------------------    ------------------------------------------
    Class A                               1,163       26,604         133         673          0           0           0           0
----------------------------------------  -------------------------------------------    ------------------------------------------
    Class B                                 919       20,863         277       1,840          0           0           0           0
----------------------------------------  -------------------------------------------    ------------------------------------------
    Class C                               1,729       38,752         792       8,401          0           0           0           0
----------------------------------------  -------------------------------------------    ------------------------------------------

Shares issued in reorganization

    Class A                                   0            0         618      11,363          0           0           0           0
----------------------------------------  -------------------------------------------    ------------------------------------------
    Class B                                   0            0       1,223      22,472          0           0           0           0
----------------------------------------  -------------------------------------------    ------------------------------------------
    Class C                                   0            0       2,262      41,587          0           0           0           0
----------------------------------------  -------------------------------------------    ------------------------------------------

Issued as reinvestment of distributions

    Institutional Class                     975       22,223       2,481      42,923        910      19,223         572       9,931
----------------------------------------  -------------------------------------------    ------------------------------------------
    Administrative Class                     24          544          15         261         19         396           7         121
----------------------------------------  -------------------------------------------    ------------------------------------------
    Class A                                  51        1,158           0           0          0           0           0           0
----------------------------------------  -------------------------------------------    ------------------------------------------
    Class B                                 103        2,327           0           0          0           0           0           0
----------------------------------------  -------------------------------------------    ------------------------------------------
    Class C                                 185        4,187           0           0          0           0           0           0
----------------------------------------  -------------------------------------------    ------------------------------------------

Cost of shares redeemed

    Institutional Class                  (1,938)     (44,127)     (3,791)    (72,699)      (974)    (21,855)       (899)    (15,697)
----------------------------------------  -------------------------------------------    ------------------------------------------
    Administrative Class                    (85)      (1,965)        (15)       (280)       (52)     (1,162)        (66)     (1,174)
----------------------------------------  -------------------------------------------    ------------------------------------------
    Class A                                (745)     (17,174)       (149)     (2,743)         0           0           0           0
----------------------------------------  -------------------------------------------    ------------------------------------------
    Class B                                (186)      (4,255)        (99)     (1,818)         0           0           0           0
----------------------------------------  -------------------------------------------    ------------------------------------------
    Class C                                (399)      (8,928)       (392)     (7,250)         0           0           0           0
----------------------------------------  -------------------------------------------    ------------------------------------------
Net increase (decrease) resulting from
Fund share transactions                   6,284    $ 142,795       7,200   $ 117,045      1,669   $  34,886       3,799   $  68,311
========================================  ===========================================    ==========================================
                                                    Small Cap Growth Fund                                Renaissance Fund
                                          -------------------------------------------    ------------------------------------------
                                            Six Months Ended           Year Ended         Six Months Ended      Nine Months Ended
                                                12/31/97                6/30/97                12/31/97               6/30/97
                                          Shares      Amount      Shares      Amount     Shares      Amount      Shares      Amount
                                          -------------------------------------------    ------------------------------------------
Receipts for shares sold

    Institutional Class                      133   $   1,961         688   $  10,629         35   $     581           0   $       0
----------------------------------------  -------------------------------------------    ------------------------------------------
    Administrative Class                       5          79           0           1          0           0           0           0
----------------------------------------  -------------------------------------------    ------------------------------------------
    Class A                                    0           0           0           0      1,926      36,065       1,108      17,402
----------------------------------------  -------------------------------------------    ------------------------------------------
    Class B                                    0           0           0           0        760      14,224       1,321      21,111
----------------------------------------  -------------------------------------------    ------------------------------------------
    Class C                                    0           0           0           0      4,523      84,692       7,139     112,880
----------------------------------------  -------------------------------------------    ------------------------------------------

Shares issued in reorganization

    Class A                                    0           0           0           0          0           0           0           0
----------------------------------------  -------------------------------------------    ------------------------------------------
    Class B                                    0           0           0           0          0           0           0           0
----------------------------------------  -------------------------------------------    ------------------------------------------
    Class C                                    0           0           0           0          0           0           0           0
----------------------------------------  -------------------------------------------    ------------------------------------------

Issued as reinvestment of distributions

    Institutional Class                      360       4,781       1,056      12,306          0           0           0           0
----------------------------------------  -------------------------------------------    ------------------------------------------
    Administrative Class                       1           7           1          10          0           0           0           0
----------------------------------------  -------------------------------------------    ------------------------------------------
    Class A                                    0           0           0           0        418       7,011          12         200
----------------------------------------  -------------------------------------------    ------------------------------------------
    Class B                                    0           0           0           0        478       8,021           5          73
----------------------------------------  -------------------------------------------    ------------------------------------------
    Class C                                    0           0           0           0      3,550      59,199          39         613
----------------------------------------  -------------------------------------------    ------------------------------------------

Cost of shares redeemed

    Institutional Class                      (53)       (767)       (835)    (11,800)         0           0           0           0
----------------------------------------  -------------------------------------------    ------------------------------------------
    Administrative Class                       0           0          (6)       (120)         0           0           0           0
----------------------------------------  -------------------------------------------    ------------------------------------------
    Class A                                    0           0           0           0     (1,532)    (28,958)       (509)     (7,973)
----------------------------------------  -------------------------------------------    ------------------------------------------
    Class B                                    0           0           0           0       (171)     (3,242)       (203)     (3,265)
----------------------------------------  -------------------------------------------    ------------------------------------------
    Class C                                    0           0           0           0     (3,794)    (71,484)     (3,802)    (61,037)
----------------------------------------  -------------------------------------------    ------------------------------------------
Net increase (decrease) resulting from
Fund share transactions                      446   $   6,061         904   $  11,026      6,193   $ 106,109       5,110   $  80,004
=======================================  ============================================    ==========================================

                                                            Value Fund                              Small Cap Value Fund
                                          -------------------------------------------    ------------------------------------------
                                            Six Months Ended           Year Ended         Six Months Ended           Year Ended
                                                12/31/97                6/30/97                12/31/97               6/30/97
                                          Shares      Amount      Shares      Amount     Shares      Amount      Shares      Amount
                                          -------------------------------------------    ------------------------------------------
Receipts for shares sold

    Institutional Class                      210   $   3,173       1,317   $  17,251      1,070   $  18,821         395   $   5,653

----------------------------------------  -------------------------------------------    ------------------------------------------
    Administrative Class                     263       4,244           0           0        141       2,542          90       1,269
----------------------------------------  -------------------------------------------    ------------------------------------------
    Class A                                  594       9,229         349       3,387      1,546      27,136         422       6,136
----------------------------------------  -------------------------------------------    ------------------------------------------
    Class B                                  267       4,160         303       1,609      2,747      48,136         743      10,821
----------------------------------------  -------------------------------------------    ------------------------------------------
    Class C                                1,090      16,969       1,607      16,250      3,851      67,153       1,351      19,512
----------------------------------------  -------------------------------------------    ------------------------------------------

Shares issued in reorganization

    Class A                                    0           0         843      11,374          0           0           0           0
----------------------------------------  -------------------------------------------    ------------------------------------------
    Class B                                    0           0       1,521      20,538          0           0           0           0
----------------------------------------  -------------------------------------------    ------------------------------------------
    Class C                                    0           0       3,624      48,923          0           0           0           0
----------------------------------------  -------------------------------------------    ------------------------------------------

Issued as reinvestment of distributions

    Institutional Class                      570       8,347         293       3,854        101       1,770         368       4,969
----------------------------------------  -------------------------------------------    ------------------------------------------
    Administrative Class                      30         431           0           0         24         427          55         741
----------------------------------------  -------------------------------------------    ------------------------------------------
    Class A                                  123       1,792           7          95         71       1,246           0           0
----------------------------------------  -------------------------------------------    ------------------------------------------
    Class B                                  193       2,817           6          86        137       2,393           0           0
----------------------------------------  -------------------------------------------    ------------------------------------------
    Class C                                  511       7,437          16         225        185       3,224           0           0
----------------------------------------  -------------------------------------------    ------------------------------------------

Cost of shares redeemed

    Institutional Class                     (462)     (7,392)       (803)    (10,770)      (711)    (12,824)       (612)     (8,698)
----------------------------------------  -------------------------------------------    ------------------------------------------
    Administrative Class                       0          (6)          0           0        (25)       (433)        (82)     (1,177)
----------------------------------------  -------------------------------------------    ------------------------------------------
    Class A                                 (506)     (7,839)       (142)     (1,972)      (206)     (3,625)         (5)        (78)
----------------------------------------  -------------------------------------------    ------------------------------------------
    Class B                                  (89)     (1,364)       (112)     (1,562)      (126)     (2,215)        (38)       (588)
----------------------------------------  -------------------------------------------    ------------------------------------------
    Class C                                 (632)     (9,803)       (913)    (12,509)      (383)     (6,740)        (37)       (535)
----------------------------------------  -------------------------------------------    ------------------------------------------
Net increase (decrease) resulting from
Fund share transactions                    2,162   $  32,195       7,916   $  96,779      8,422   $ 147,011       2,650   $  38,025
=======================================  ============================================    ==========================================
                                                      Enhanced Equity Fund                       Balanced Fund
                                          -------------------------------------------    ------------------------------------------
                                            Six Months Ended           Year Ended         Six Months Ended           Year Ended
                                                12/31/97                6/30/97                12/31/97               6/30/97
                                          Shares      Amount      Shares      Amount     Shares      Amount      Shares      Amount
                                          -------------------------------------------    ------------------------------------------
Receipts for shares sold

    Institutional Class                      161   $   2,259         761   $  11,801      206   $   2,466           926   $  10,421
----------------------------------------  -------------------------------------------    ------------------------------------------
    Administrative Class                     167       2,877           0           0        0           0             0           0
----------------------------------------  -------------------------------------------    ------------------------------------------
    Class A                                    0           0           0           0      470       5,747            32         354
----------------------------------------  -------------------------------------------    ------------------------------------------
    Class B                                    0           0           0           0      236       2,761           102       1,113
----------------------------------------  -------------------------------------------    ------------------------------------------
    Class C                                    0           0           0           0      295       3,485            89         969
----------------------------------------  -------------------------------------------    ------------------------------------------

Shares issued in reorganization

    Class A                                    0           0           0           0        0           0             0           0
----------------------------------------  -------------------------------------------    ------------------------------------------
    Class B                                    0           0           0           0        0           0             0           0
----------------------------------------  -------------------------------------------    ------------------------------------------
    Class C                                    0           0           0           0        0           0             0           0
----------------------------------------  -------------------------------------------    ------------------------------------------

Issued as reinvestment of distributions

    Institutional Class                    1,579      17,291       1,245      17,302      527       6,034         1,158      12,237
----------------------------------------  -------------------------------------------    ------------------------------------------
    Administrative Class                     109       1,191           0           0        0           0             0           0
----------------------------------------  -------------------------------------------    ------------------------------------------
    Class A                                    0           0           0           0       47         534             0           3
----------------------------------------  -------------------------------------------    ------------------------------------------
    Class B                                    0           0           0           0       22         252             1           9
----------------------------------------  -------------------------------------------    ------------------------------------------
    Class C                                    0           0           0           0       28         315             1           7
----------------------------------------  -------------------------------------------    ------------------------------------------

Cost of shares redeemed

    Institutional Class                     (664)    (11,486)     (4,525)    (67,468)  (1,485)    (17,681)       (3,794)    (43,185)
----------------------------------------  -------------------------------------------    ------------------------------------------
    Administrative Class                       0           0           0           0        0           0             0           0
----------------------------------------  -------------------------------------------    ------------------------------------------
    Class A                                    0           0           0           0      (11)       (127)            0          (4)
----------------------------------------  -------------------------------------------    ------------------------------------------
    Class B                                    0           0           0           0       (7)        (82)           (4)        (44)
----------------------------------------  -------------------------------------------    ------------------------------------------
    Class C                                    0           0           0           0      (35)       (399)           (8)        (90)
----------------------------------------  -------------------------------------------    ------------------------------------------
Net increase (decrease) resulting from
Fund share transactions                    1,352   $  12,132      (2,519)  $ (38,365)     293   $   3,305        (1,497)  $ (18,210)
=======================================  ============================================    ==========================================

                                                      1997 Semiannual Report  61

December 31, 1997 (Unaudited)


8. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows ($ in thousands):

                                           Core Equity Fund
                          ----------------------------------------------------
                                   Premium                  Contracts
                          --------         ----------------           --------
Balance at 06/30/97                $   0                         0
Sales                                139                       506
Closing Buys                         (71)                     (266)
Expirations                          (30)                      (91)
Exercised                            (13)                      (37)
                          ----------------------------------------------------
Balance at 12/31/97                $  25                       112
                          ====================================================



9. Retail Class Summaries

The following amounts relate to items accumulated in the Statement of Assets and Liabilities and the Statement of Changes in Net Assets (amounts in thousands):


                                         Emerging    International          Capital
                                          Markets        Developed     Appreciation          Mid Cap      Renaissance
For the period ended 12/31/97                Fund             Fund             Fund      Growth Fund             Fund
                                       -------------------------------------------------------------------------------
Shares Issued and Outstanding

  Class A                                      20               43              649            1,071            2,707
----------------------------------------------------------------------------------------------------------------------
  Class B                                      44              184              567            2,237            3,164
----------------------------------------------------------------------------------------------------------------------
  Class C                                     126              316            1,688            4,177           21,989
----------------------------------------------------------------------------------------------------------------------
                                              190              543            2,904            7,485           27,860
                                       ===============================================================================

Distribution and Servicing Fees

  Class A                              $        0       $        1      $        13     $         22      $        50
----------------------------------------------------------------------------------------------------------------------
  Class B                                       3                9               35              195              232
----------------------------------------------------------------------------------------------------------------------
  Class C                                       8               16              120              359            1,772
----------------------------------------------------------------------------------------------------------------------
                                       $       11       $       26      $       168     $        576      $     2,054
                                       ===============================================================================

Distributions to Shareholders

From net investment income
  Class A                              $        0       $        4       $       56      $        41      $       170
----------------------------------------------------------------------------------------------------------------------
  Class B                                       0               11               40                0               42
----------------------------------------------------------------------------------------------------------------------
  Class C                                       0               18               81                0              213
----------------------------------------------------------------------------------------------------------------------
                                       $        0       $       33       $      177      $        41      $       425
                                       ===============================================================================

From net realized capital gains
  Class A                              $        0       $       23       $      881      $     1,205      $     7,515
----------------------------------------------------------------------------------------------------------------------
  Class B                                       0              100              754            2,602            8,922
----------------------------------------------------------------------------------------------------------------------
  Class C                                       0              169            2,428            4,570           64,285
----------------------------------------------------------------------------------------------------------------------
                                       $        0       $      292       $    4,063      $     8,377      $    80,722
                                       ===============================================================================


                                          Equity
                                          Income            Value        Small Cap         Balanced
For the period ended 12/31/97               Fund             Fund       Value Fund             Fund
                                       -------------------------------------------------------------
Shares Issued and Outstanding

  Class A                                    625            1,268            1,827              538
----------------------------------------------------------------------------------------------------
  Class B                                    458            2,091            3,463              350
----------------------------------------------------------------------------------------------------
  Class C                                    820            5,302            4,967              369
----------------------------------------------------------------------------------------------------
                                           1,903            8,661           10,257            1,257
                                       =============================================================

Distribution and Servicing Fees

  Class A                              $       6        $      22       $       23       $        4
----------------------------------------------------------------------------------------------------
  Class B                                     23              144              173               11
----------------------------------------------------------------------------------------------------
  Class C                                     48              363              255               11
----------------------------------------------------------------------------------------------------
                                       $      77        $     529       $      451       $       26
                                       =============================================================

Distributions to Shareholders

From net investment income
  Class A                              $     104        $     120        $     226       $       57
----------------------------------------------------------------------------------------------------
  Class B                                     67              104              310               42
----------------------------------------------------------------------------------------------------
  Class C                                    121              260              410               43
----------------------------------------------------------------------------------------------------
                                       $     292        $     484        $     946       $      142
                                       =============================================================

From net realized capital gains
  Class A                              $   1,062        $   1,819        $   1,098       $      495
----------------------------------------------------------------------------------------------------
  Class B                                    745            3,061            2,248              247
----------------------------------------------------------------------------------------------------
  Class C                                  1,348            7,703            2,980              285
----------------------------------------------------------------------------------------------------
                                       $   3,155        $  12,583        $   6,326       $    1,027
                                       =============================================================


62  PIMCO Funds





                                       Emerging    International         Capital                         Equity
                                        Markets        Developed    Appreciation        Mid Cap          Income
For the period ended 06/30/97              Fund             Fund            Fund    Growth Fund            Fund
                                   ----------------------------------------------------------------------------
Shares Issued and Outstanding
  Class A                                    15              24             309             602             114
---------------------------------------------------------------------------------------------------------------
  Class B                                    22              86             143           1,401             167
---------------------------------------------------------------------------------------------------------------
  Class C                                   132             193             621           2,661             431
---------------------------------------------------------------------------------------------------------------
                                            169             303           1,073           4,664             712
                                   ============================================================================
Distribution and Servicing Fees
  Class A                          $          0   $           0     $         6     $        12      $        1
---------------------------------------------------------------------------------------------------------------
  Class B                                     1               2               5             104               5
---------------------------------------------------------------------------------------------------------------
  Class C                                     5               6              28             197              13
---------------------------------------------------------------------------------------------------------------
                                   $          6    $          8     $        39     $       313      $       19
                                   ============================================================================
Distributions to Shareholders
From net investment income
  Class A                          $          0    $          0     $         0     $         0      $       15
---------------------------------------------------------------------------------------------------------------
  Class B                                     0               0               0               0              17
---------------------------------------------------------------------------------------------------------------
  Class C                                     0               0               0               0              47
---------------------------------------------------------------------------------------------------------------
                                   $          0    $          0     $         0     $         0      $       79
                                   ============================================================================


                                          Value        Small Cap        Balanced
For the period ended 06/30/97              Fund       Value Fund            Fund
                                    --------------------------------------------
Shares Issued and Outstanding
  Class A                                 1,057             417               32
--------------------------------------------------------------------------------
  Class B                                 1,719             705               99
--------------------------------------------------------------------------------
  Class C                                 4,333           1,314               81
--------------------------------------------------------------------------------
                                          7,109           2,436              212
                                   =============================================
Distribution and Servicing Fees
  Class A                          $         15    $          3     $          0
--------------------------------------------------------------------------------
  Class B                                   101              17                2
--------------------------------------------------------------------------------
  Class C                                   245              40                2
--------------------------------------------------------------------------------
                                   $        361    $         60     $          4
                                   =============================================
Distributions to Shareholders
From net investment income
  Class A                          $        105    $          0     $          4
--------------------------------------------------------------------------------
  Class B                                    99               0               10
--------------------------------------------------------------------------------
  Class C                                   247               0                8
--------------------------------------------------------------------------------
                                   $        451    $          0     $         22
                                   =============================================


                                                    1997 Semiannual Report    63

December 31, 1997

10. Retail Class-Financial      Net Asset                    Net Realized/   Total        Dividends    Dividends in   Distributions
    Highlights                  Value        Net             Unrealized      Income from  from Net     Excess of Net  from Net
Selected Per Share Data for     Beginning    Investment      Gain (Loss) on  Investment   Investment   Investment     Realized
the Year or Period Ended:       of Period    Income (Loss)   Investments     Operations   Income       Income         Capital Gains
                                ---------    -------------   -------------   -----------  ----------  -------------- ---------------
Emerging Markets Fund

   Class A
   12/31/97 (b)                 $   13.94    $  (0.02)(a)    $  (2.25)(a)    $  (2.27)     $   0.00    $   0.00       $   0.00
----------------------------    -----------  --------------  --------------  ------------  ----------  -------------  -------------
   01/20/97-06/30/97                12.82        0.09(a)         1.03(a)         1.12          0.00        0.00           0.00
----------------------------    -----------  --------------  --------------  ------------  ----------  -------------  -------------
   Class B
   12/31/97 (b)                     13.89       (0.07)(a)       (2.23)(a)       (2.30)         0.00        0.00           0.00
----------------------------    -----------  --------------  --------------  ------------  ----------  -------------  -------------
   01/20/97-06/30/97                12.82        0.03(a)         1.04(a)         1.07          0.00        0.00           0.00
----------------------------    -----------  --------------  --------------  ------------  ----------  -------------  -------------
   Class C
   12/31/97 (b)                     13.89       (0.07)(a)       (2.23)(a)       (2.30)         0.00        0.00           0.00
----------------------------    -----------  --------------  --------------  ------------  ----------  -------------  -------------
   01/20/97-06/30/97                12.82        0.04(a)         1.03(a)         1.07          0.00        0.00           0.00
----------------------------    -----------  --------------  --------------  ------------  ----------  -------------  -------------

International Developed Fund

   Class A
   12/31/97 (b)                 $   13.08    $   0.01(a)     $  (0.95)(a)    $  (0.94)     $  (0.10)   $   0.00       $  (0.58)
----------------------------    -----------  --------------  --------------  ------------  ----------  -------------  -------------
   01/20/97-06/30/97                11.71        0.09(a)         1.28(a)         1.37          0.00        0.00           0.00
----------------------------    -----------  --------------  --------------  ------------  ----------  -------------  -------------
   Class B
   12/31/97 (b)                     13.06       (0.04)(a)       (0.95)(a)       (0.99)        (0.06)       0.00          (0.58)
----------------------------    -----------  --------------  --------------  ------------  ----------  -------------  -------------
   01/20/97-06/30/97                11.71        0.06(a)         1.29(a)         1.35          0.00        0.00           0.00
----------------------------    -----------  --------------  --------------  ------------  ----------  -------------  -------------
   Class C
   12/31/97 (b)                     13.06       (0.04)(a)       (0.95)(a)       (0.99)        (0.06)       0.00          (0.58)
----------------------------    -----------  --------------  --------------  ------------  ----------  -------------  -------------
   01/20/97-06/30/97                11.71        0.06(a)         1.29(a)         1.35          0.00        0.00           0.00
----------------------------    -----------  --------------  --------------  ------------  ----------  -------------  -------------

Capital Appreciation Fund

   Class A
   12/31/97 (b)                 $   21.16    $   0.02(a)     $   3.36(a)     $   3.38      $  (0.09)   $   0.00       $  (1.68)
----------------------------    -----------  --------------  --------------  ------------  ----------  -------------  -------------
   01/20/97-06/30/97                19.31        0.09            1.76            1.85          0.00        0.00           0.00
----------------------------    -----------  --------------  --------------  ------------  ----------  -------------  -------------
   Class B
   12/31/97 (b)                     21.10       (0.06)(a)        3.34(a)         3.28         (0.07)       0.00          (1.68)
----------------------------    -----------  --------------  --------------  ------------  ----------  -------------  -------------
   01/20/97-06/30/97                19.31        0.01            1.78            1.79          0.00        0.00           0.00
----------------------------    -----------  --------------  --------------  ------------  ----------  -------------  -------------
   Class C
   12/31/97 (b)                     21.10       (0.06)(a)        3.34(a)         3.28         (0.05)       0.00          (1.68)
----------------------------    -----------  --------------  --------------  ------------  ----------  -------------  -------------
   01/20/97-06/30/97                19.31        0.02            1.77            1.79          0.00        0.00           0.00
----------------------------    -----------  --------------  --------------  ------------  ----------  -------------  -------------

Mid Cap Growth Fund

   Class A
   12/31/97 (b)                 $   20.24    $   0.01(a)     $   3.57(a)     $   3.58      $  (0.04)   $   0.00       $  (1.33)
----------------------------    -----------  --------------  --------------  ------------  ----------  -------------  -------------
   01/13/97-06/30/97                18.14       (0.04)           2.14            2.10          0.00        0.00           0.00
----------------------------    -----------  --------------  --------------  ------------  ----------  -------------  -------------
   Class B
   12/31/97 (b)                     20.17       (0.08)(a)        3.57(a)         3.49          0.00        0.00          (1.33)
----------------------------    -----------  --------------  --------------  ------------  ----------  -------------  -------------
   01/13/97-06/30/97                18.14       (0.11)           2.14            2.03          0.00        0.00           0.00
----------------------------    -----------  --------------  --------------  ------------  ----------  -------------  -------------
   Class C
   12/31/97 (b)                     20.18       (0.08)(a)        3.56(a)         3.48          0.00        0.00          (1.33)
----------------------------    -----------  --------------  --------------  ------------  ----------  -------------  -------------
   01/13/97-06/30/97                18.14       (0.10)           2.14            2.04          0.00        0.00           0.00
----------------------------    -----------  --------------  --------------  ------------  ----------  -------------  -------------

Equity Income Fund

   Class A
   12/31/97 (b)                 $   15.39    $   0.22(a)     $   1.90(a)     $   2.12      $  (0.23)   $   0.00       $  (2.09)
----------------------------    -----------  --------------  --------------  ------------  ----------  -------------  -------------
   01/20/97-06/30/97                13.94        0.15            1.48            1.63         (0.18)       0.00           0.00
----------------------------    -----------  --------------  --------------  ------------  ----------  -------------  -------------
   Class B
   12/31/97 (b)                     15.37        0.14(a)         1.91(a)         2.05         (0.18)       0.00          (2.09)
----------------------------    -----------  --------------  --------------  ------------  ----------  -------------  -------------
   01/20/97-06/30/97                13.94        0.11            1.48            1.59         (0.16)       0.00           0.00
----------------------------    -----------  --------------  --------------  ------------  ----------  -------------  -------------
   Class C
   12/31/97 (b)                     15.37        0.14(a)         1.91(a)         2.05         (0.17)       0.00          (2.09)
----------------------------    -----------  --------------  --------------  ------------  ----------  -------------  -------------
   01/20/97-06/30/97                13.94        0.11            1.48            1.59         (0.16)       0.00           0.00
----------------------------    -----------  --------------  --------------  ------------  ----------  -------------  -------------

* Annualized
  (a) Per share amounts based on average number of shares outstanding during the period.
  (b) Unaudited

64 PIMCO Funds


10. Retail Class-Financial         Distributions
    Highlights                     in Excess of   Distributions  Tax Basis                   Net Asset
Selected Per Share Data for        Net Realized   from           Return of    Total          Value End
the Year or Period Ended:          Capital Gains  Equalization   Capital      Distributions  of Period    Total Return
                                   -------------  -------------  ---------    -------------  ---------    -------------
Emerging Markets Fund

   Class A
   12/31/97 (b)                    $   0.00       $   0.00       $   0.00     $   0.00       $   11.67       (16.28)%
--------------------------------   -------------  -------------  ----------   -------------  ----------  --------------
   01/20/97-06/30/97                   0.00           0.00           0.00         0.00           13.94         8.74
--------------------------------   -------------  -------------  ----------   -------------  ----------  --------------
   Class B
   12/31/97 (b)                        0.00           0.00           0.00         0.00           11.59       (16.56)
--------------------------------   -------------  -------------  ----------   -------------  ----------  --------------
   01/20/97-06/30/97                   0.00           0.00           0.00         0.00           13.89         8.35
--------------------------------   -------------  -------------  ----------   -------------  ----------  --------------
   Class C
   12/31/97 (b)                        0.00           0.00           0.00         0.00           11.59       (16.56)
--------------------------------   -------------  -------------  ----------   -------------  ----------  --------------
   01/20/97-06/30/97                   0.00           0.00           0.00         0.00           13.89         8.35
--------------------------------   -------------  -------------  ----------   -------------  ----------  --------------

International Developed Fund

   Class A
   12/31/97 (b)                    $   0.00       $   0.00       $   0.00     $  (0.68)      $   11.46        (7.19)%
--------------------------------   -------------  -------------  ----------   -------------  ----------  --------------
   01/20/97-06/30/97                   0.00           0.00           0.00         0.00           13.08        11.70
--------------------------------   -------------  -------------  ----------   -------------  ----------  --------------
   Class B
   12/31/97 (b)                        0.00           0.00           0.00        (0.64)          11.43        (7.59)
--------------------------------   -------------  -------------  ----------   -------------  ----------  --------------
   01/20/97-06/30/97                   0.00           0.00           0.00         0.00           13.06        11.53
--------------------------------   -------------  -------------  ----------   -------------  ----------  --------------
   Class C
   12/31/97 (b)                        0.00           0.00           0.00        (0.64)          11.43        (7.61)
--------------------------------   -------------  -------------  ----------   -------------  ----------  --------------
   01/20/97-06/30/97                   0.00           0.00           0.00         0.00           13.06        11.53
--------------------------------   -------------  -------------  ----------   -------------  ----------  --------------

Capital Appreciation Fund

   Class A
   12/31/97 (b)                    $   0.00       $   0.00       $   0.00     $  (1.77)      $   22.77        15.90%
--------------------------------   -------------  -------------  ----------   -------------  ----------  --------------
   01/20/97-06/30/97                   0.00           0.00           0.00         0.00           21.16         9.58
--------------------------------   -------------  -------------  ----------   -------------  ----------  --------------
   Class B
   12/31/97 (b)                        0.00           0.00           0.00        (1.75)          22.63        15.47
--------------------------------   -------------  -------------  ----------   -------------  ----------  --------------
   01/20/97-06/30/97                   0.00           0.00           0.00         0.00           21.10         9.27
--------------------------------   -------------  -------------  ----------   -------------  ----------  --------------
   Class C
   12/31/97 (b)                        0.00           0.00           0.00        (1.73)          22.65        15.45
--------------------------------   -------------  -------------  ----------   -------------  ----------  --------------
   01/20/97-06/30/97                   0.00           0.00           0.00         0.00           21.10         9.27
--------------------------------   -------------  -------------  ----------   -------------  ----------  --------------

Mid Cap Growth Fund

   Class A
   12/31/97 (b)                    $   0.00       $   0.00       $   0.00     $  (1.37)      $   22.45        17.60%
--------------------------------   -------------  -------------  ----------   -------------  ----------  --------------
   01/13/97-06/30/97                   0.00           0.00           0.00         0.00           20.24        11.58
--------------------------------   -------------  -------------  ----------   -------------  ----------  --------------
   Class B
   12/31/97 (b)                        0.00           0.00           0.00        (1.33)          22.33        17.20
--------------------------------   -------------  -------------  ----------   -------------  ----------  --------------
   01/13/97-06/30/97                   0.00           0.00           0.00         0.00           20.17        11.19
--------------------------------   -------------  -------------  ----------   -------------  ----------  --------------
   Class C
   12/31/97 (b)                        0.00           0.00           0.00        (1.33)          22.33        17.15
--------------------------------   -------------  -------------  ----------   -------------  ----------  --------------
   01/13/97-06/30/97                   0.00           0.00           0.00         0.00           20.18        11.25
--------------------------------   -------------  -------------  ----------   -------------  ----------  --------------

Equity Income Fund

   Class A
   12/31/97 (b)                    $   0.00       $   0.00       $   0.00     $  (2.32)      $   15.19        13.92%
--------------------------------   -------------  -------------  ----------   -------------  ----------  --------------
   01/20/97-06/30/97                   0.00           0.00           0.00        (0.18)          15.39        11.77
--------------------------------   -------------  -------------  ----------   -------------  ----------  --------------
   Class B
   12/31/97 (b)                        0.00           0.00           0.00        (2.27)          15.15        13.45
--------------------------------   -------------  -------------  ----------   -------------  ----------  --------------
   01/20/97-06/30/97                   0.00           0.00           0.00        (0.16)          15.37        11.45
--------------------------------   -------------  -------------  ----------   -------------  ----------  --------------
   Class C
   12/31/97 (b)                        0.00           0.00           0.00        (2.26)          15.16        13.46
--------------------------------   -------------  -------------  ----------   -------------  ----------  --------------
   01/20/97-06/30/97                   0.00           0.00           0.00        (0.16)          15.37        11.42
--------------------------------   -------------  -------------  ----------   -------------  ----------  --------------

                                                                 Ratio of Net
10. Retail Class-Financial                        Ratio of       Investment
    Highlights                     Net Assets     Expenses to    Income (Loss)                   Average
Selected Per Share Data for        End of         Average Net    to Average     Portfolio        Commission
the Year or Period Ended:          Period (000s)  Assets         Net Assets     Turnover Rate    Rate
--------------------------------   -------------  -------------  ----------     -------------    ----------
Emerging Markets Fund
   Class A
   12/31/97 (b)                    $    231           1.78%*        (0.39)%*        34%          $    0.01
--------------------------------   -------------  -------------  ----------     -------------    ----------
   01/20/97-06/30/97                    214           1.89*          1.52*          74                0.00
--------------------------------   -------------  -------------  ----------     -------------    ----------
   Class B
   12/31/97 (b)                         507           2.53*        (1.09)*          34                0.01
--------------------------------   -------------  -------------  ----------     -------------    ----------
   01/20/97-06/30/97                    308           2.62*         0.47*           74                0.00
--------------------------------   -------------  -------------  ----------     -------------    ----------
   Class C
   12/31/97 (b)                       1,465           2.53*        (1.10)*          34                0.01
--------------------------------   -------------  -------------  ----------     -------------    ----------
   01/20/97-06/30/97                  1,833           2.63*         0.66*           74                0.00
--------------------------------   -------------  -------------  ----------     -------------    ----------

International Developed Fund

   Class A
   12/31/97 (b)                    $    487           1.51%*        0.10%*          37%          $    0.03
--------------------------------   -------------  -------------  ----------     -------------    ----------
   01/20/97-06/30/97                    318           1.54*         1.74*           77                0.03
--------------------------------   -------------  -------------  ----------     -------------    ----------
   Class B
   12/31/97 (b)                       2,102           2.26*        (0.60)*          37                0.03
--------------------------------   -------------  -------------  ----------     -------------    ----------
   01/20/97-06/30/97                  1,123           2.28*         1.08*           77                0.03
--------------------------------   -------------  -------------  ----------     -------------    ----------
   Class C
   12/31/97 (b)                       3,612           2.26*        (0.62)*          37                0.03
--------------------------------   -------------  -------------  ----------     -------------    ----------
   01/20/97-06/30/97                  2,526           2.28*         1.07*           77                0.03
--------------------------------   -------------  -------------  ----------     -------------    ----------

Capital Appreciation Fund

   Class A
   12/31/97 (b)                    $ 14,771           1.10%*        0.19%*          25%          $    0.05
--------------------------------   -------------  -------------  ----------     -------------    ----------
   01/20/97-06/30/97                  6,534           1.11*         0.59*           87                0.06
--------------------------------   -------------  -------------  ----------     -------------    ----------
   Class B
   12/31/97 (b)                      12,836           1.84*        (0.54)*          25                0.05
--------------------------------   -------------  -------------  ----------     -------------    ----------
   01/20/97-06/30/97                  3,022           1.85*        (0.26)*          87                0.06
--------------------------------   -------------  -------------  ----------     -------------    ----------
   Class C
   12/31/97 (b)                      38,243           1.84*        (0.55)*          25                0.05
--------------------------------   -------------  -------------  ----------     -------------    ----------
   01/20/97-06/30/97                 13,093           1.86*        (0.23)*          87                0.06
--------------------------------   -------------  -------------  ----------     -------------    ----------

Mid Cap Growth Fund

   Class A
   12/31/97 (b)                    $ 24,043           1.11%*        0.07%*          29%          $    0.05
--------------------------------   -------------  -------------  ----------     -------------    ----------
   01/13/97-06/30/97                 12,184           1.11*         0.17*           82                0.06
--------------------------------   -------------  -------------  ----------     -------------    ----------
   Class B
   12/31/97 (b)                      49,941           1.85*        (0.68)*          29                0.05
--------------------------------   -------------  -------------  ----------     -------------    ----------
   01/13/97-06/30/97                 28,259           1.85*        (0.58)*          82                0.06
--------------------------------   -------------  -------------  ----------     -------------    ----------
   Class C
   12/31/97 (b)                      93,258           1.85*        (0.68)*          29                0.05
--------------------------------   -------------  -------------  ----------     -------------    ----------
   01/13/97-06/30/97                 53,686           1.86*        (0.58)*          82                0.06
--------------------------------   -------------  -------------  ----------     -------------    ----------

Equity Income Fund

   Class A
   12/31/97 (b)                    $  9,494           1.11%*        2.73%*          17%          $    0.06
--------------------------------   -------------  -------------  ----------     -------------    ----------
   01/20/97-06/30/97                  1,756           1.13*         2.85*           45                0.06
--------------------------------   -------------  -------------  ----------     -------------    ----------
   Class B
   12/31/97 (b)                       6,932           1.85*         1.77*           17                0.06
--------------------------------   -------------  -------------  ----------     -------------    ----------
   01/20/97-06/30/97                  2,561           1.87*         2.11*           45                0.06
--------------------------------   -------------  -------------  ----------     -------------    ----------
   Class C
   12/31/97 (b)                      12,430           1.85*         1.73*           17                0.06
--------------------------------   -------------  -------------  ----------     -------------    ----------
   01/20/97-06/30/97                  6,624           1.87*         2.15*           45                0.06
--------------------------------   -------------  -------------  ----------     -------------    ----------

* Annualized
  (a) Per share amounts based on average number of shares outstanding during the period.
  (b) Unaudited

                                                     1997 Semiannual Report   65

December 31, 1997


                            Net Asset                    Net Realized/   Total          Dividends     Dividends in    Distributions
Selected Per Share Data     Value         Net            Unrealized      Income from    from Net      Excess of Net   from Net
for the Year or Period      Beginning     Investment     Gain (Loss) on  Investment     Investment    Investment      Realized
Ended:                      of Period     Income (Loss)  Investments     Operations     Income        Income          Capital Gains
                            ------------- -------------  -------------   -------------  ------------- -------------   -------------
Value Fund

   Class A
   12/31/97 (b)             $   14.80     $   0.09(a)    $   1.38(a)     $   1.47       $  (0.10)     $   0.00        $  (1.63)
-------------------------   ------------- -------------  -------------   -------------  ------------- -------------   -------------
   01/13/97-06/30/97            13.17         0.47           1.26            1.73          (0.10)         0.00            0.00
-------------------------   ------------- -------------  -------------   -------------  ------------- -------------   -------------
   Class B
   12/31/97 (b)                 14.80         0.03(a)        1.38(a)         1.41          (0.05)         0.00           (1.63)
-------------------------   ------------- -------------  -------------   -------------  ------------- -------------   -------------
   01/13/97-06/30/97            13.16         0.44           1.26            1.70          (0.06)         0.00            0.00
-------------------------   ------------- -------------  -------------   -------------  ------------- -------------   -------------
   Class C
   12/31/97 (b)                 14.80         0.03(a)        1.37(a)         1.40          (0.05)         0.00           (1.63)
-------------------------   ------------- -------------  -------------   -------------  ------------- -------------   -------------
   01/13/97-06/30/97            13.15         0.43           1.28            1.71          (0.06)         0.00            0.00
-------------------------   ------------- -------------  -------------   -------------  ------------- -------------   -------------

Small Cap Value Fund

   Class A
   12/31/97 (b)             $   15.75     $   0.13(a)    $   2.59(a)     $   2.72       $  (0.13)     $   0.00        $  (0.76)
-------------------------   ------------- -------------  -------------   -------------  ------------- -------------   -------------
   01/20/97-06/30/97            14.02         0.10           1.63            1.73           0.00          0.00            0.00
-------------------------   ------------- -------------  -------------   -------------  ------------- -------------   -------------
   Class B
   12/31/97 (b)                 15.71         0.07(a)        2.56(a)         2.63          (0.09)         0.00           (0.76)
-------------------------   ------------- -------------  -------------   -------------  ------------- -------------   -------------
   01/20/97-06/30/97            14.02         0.08           1.61            1.69           0.00          0.00            0.00
-------------------------   ------------- -------------  -------------   -------------  ------------- -------------   -------------
   Class C
   12/31/97 (b)                 15.71         0.07(a)        2.57(a)         2.64          (0.09)         0.00           (0.76)
-------------------------   ------------- -------------  -------------   -------------  ------------- -------------   -------------
   01/20/97-06/30/97            14.02         0.08           1.61            1.69           0.00          0.00            0.00
-------------------------   ------------- -------------  -------------   -------------  ------------- -------------   -------------

Renaissance Fund

   Class A
   12/31/97 (b)             $   17.73     $   0.06(a)    $   2.76(a)     $   2.82       $  (0.08)     $   0.00        $  (3.53)
-------------------------   ------------- -------------  -------------   -------------  ------------- -------------   -------------
   10/01/96-06/30/97            16.08         0.12(a)        3.90(a)         4.02          (0.12)         0.00           (2.25)
-------------------------   ------------- -------------  -------------   -------------  ------------- -------------   -------------
   9/30/96                      14.14         0.23           2.79            3.02          (0.23)        (0.07)          (0.78)
-------------------------   ------------- -------------  -------------   -------------  ------------- -------------   -------------
   9/30/95                      12.50         0.36           1.61            1.97          (0.33)         0.00            0.00
-------------------------   ------------- -------------  -------------   -------------  ------------- -------------   -------------
   9/30/94                      12.88         0.34          (0.17)           0.17          (0.33)         0.00           (0.22)
-------------------------   ------------- -------------  -------------   -------------  ------------- -------------   -------------
   9/30/93                      10.57         0.33           2.30            2.63          (0.32)         0.00            0.00
-------------------------   ------------- -------------  -------------   -------------  ------------- -------------   -------------
   9/30/92                       9.92         0.34           0.71            1.05          (0.40)         0.00            0.00
-------------------------   ------------- -------------  -------------   -------------  ------------- -------------   -------------
   Class B
   12/31/97 (b)                 17.77        (0.01)(a)       2.75(a)         2.74          (0.02)         0.00           (3.53)
-------------------------   ------------- -------------  -------------   -------------  ------------- -------------   -------------
   10/01/96-06/30/97            16.12         0.03(a)        3.92(a)         3.95          (0.05)         0.00           (2.25)
-------------------------   ------------- -------------  -------------   -------------  ------------- -------------   -------------
   9/30/96                      14.13         0.09           2.83            2.92          (0.11)        (0.04)          (0.78)
-------------------------   ------------- -------------  -------------   -------------  ------------- -------------   -------------
   5/22/95-9/30/95              12.55         0.11           1.55            1.66          (0.08)         0.00            0.00
-------------------------   ------------- -------------  -------------   -------------  ------------- -------------   -------------
   Class C
   12/31/97 (b)                 17.69        (0.01)(a)       2.73(a)         2.72          (0.01)         0.00           (3.53)
-------------------------   ------------- -------------  -------------   -------------  ------------- -------------   -------------
   10/01/96-06/30/97            16.05         0.03(a)        3.90(a)         3.93          (0.04)         0.00           (2.25)
-------------------------   ------------- -------------  -------------   -------------  ------------- -------------   -------------
   9/30/96                      14.09         0.12           2.78            2.90          (0.13)        (0.03)          (0.78)
-------------------------   ------------- -------------  -------------   -------------  ------------- -------------   -------------
   9/30/95                      12.47         0.27           1.59            1.86          (0.24)         0.00            0.00
-------------------------   ------------- -------------  -------------   -------------  ------------- -------------   -------------
   9/30/94                      12.85         0.24          (0.16)           0.08          (0.24)         0.00           (0.22)
-------------------------   ------------- -------------  -------------   -------------  ------------- -------------   -------------
   9/30/93                      10.56         0.25           2.29            2.54          (0.25)         0.00            0.00
-------------------------   ------------- -------------  -------------   -------------  ------------- -------------   -------------
   9/30/92                       9.91         0.29           0.68            0.97          (0.32)         0.00            0.00
-------------------------   ------------- -------------  -------------   -------------  ------------- -------------   -------------

Balanced Fund

   Class A
   12/31/97 (b)             $   11.40     $   0.01(a)    $   1.12(a)     $   1.13       $  (0.18)     $   0.00        $  (1.09)
-------------------------   ------------- -------------  -------------   -------------  ------------- -------------   -------------
   01/20/97-06/30/97            10.77         0.21           0.58            0.79          (0.16)         0.00            0.00
-------------------------   ------------- -------------  -------------   -------------  ------------- -------------   -------------
   Class B
   12/31/97 (b)                 11.39         0.11(a)        0.98(a)         1.09          (0.16)         0.00           (1.09)
-------------------------   ------------- -------------  -------------   -------------  ------------- -------------   -------------
   01/20/97-06/30/97            10.77         0.19           0.58            0.77          (0.15)         0.00            0.00
-------------------------   ------------- -------------  -------------   -------------  ------------- -------------   -------------
   Class C
   12/31/97 (b)                 11.39         0.11(a)        0.99(a)         1.10          (0.16)         0.00           (1.09)
-------------------------   ------------- -------------  -------------   -------------  ------------- -------------   -------------
   01/20/97-06/30/97            10.77         0.18           0.58            0.76          (0.14)         0.00            0.00
-------------------------   ------------- -------------  -------------   -------------  ------------- -------------   -------------


* Annualized
  (a) Per share amounts based on average number of shares outstanding during the period.
  (b) Unaudited

66  PIMCO Funds


                                     Distributions
Selected Per Share Data              in Excess of    Distributions  Tax Basis                     Net Asset
for the Year or Period               Net Realized    from           Return of     Total           Value End
Ended:                               Capital Gains   Equalization   Capital       Distributions   of Period     Total Return
                                     -------------   -------------  ------------- -------------   ------------- -------------
Value Fund

   Class A
   12/31/97 (b)                      $   0.00        $   0.00       $   0.00      $  (1.73)       $   14.54            9.98%
--------------------------------     -------------   -------------  ------------- -------------   ------------- -------------
   01/13/97-06/30/97                     0.00            0.00           0.00         (0.10)           14.80           13.19
--------------------------------     -------------   -------------  ------------- -------------   ------------- -------------
   Class B
   12/31/97 (b)                          0.00            0.00           0.00         (1.68)           14.53            9.55
--------------------------------     -------------   -------------  ------------- -------------   ------------- -------------
   01/13/97-06/30/97                     0.00            0.00           0.00         (0.06)           14.80           12.93
--------------------------------     -------------   -------------  ------------- -------------   ------------- -------------
   Class C
   12/31/97 (b)                          0.00            0.00           0.00         (1.68)           14.52            9.48
--------------------------------     -------------   -------------  ------------- -------------   ------------- -------------
   01/13/97-06/30/97                     0.00            0.00           0.00         (0.06)           14.80           13.02
--------------------------------     -------------   -------------  ------------- -------------   ------------- -------------

Small Cap Value Fund

   Class A
   12/31/97 (b)                      $   0.00        $   0.00       $   0.00      $  (0.89)       $   17.58           17.33%
--------------------------------     -------------   -------------  ------------- -------------   ------------- -------------
   01/20/97-06/30/97                     0.00            0.00           0.00          0.00            15.75           12.34
--------------------------------     -------------   -------------  ------------- -------------   ------------- -------------
   Class B
   12/31/97 (b)                          0.00            0.00           0.00         (0.85)           17.49           16.80
--------------------------------     -------------   -------------  ------------- -------------   ------------- -------------
   01/20/97-06/30/97                     0.00            0.00           0.00          0.00            15.71           12.05
--------------------------------     -------------   -------------  ------------- -------------   ------------- -------------
   Class C
   12/31/97 (b)                          0.00            0.00           0.00         (0.85)           17.50           16.82
--------------------------------     -------------   -------------  ------------- -------------   ------------- -------------
   01/20/97-06/30/97                     0.00            0.00           0.00          0.00            15.71           12.05
--------------------------------     -------------   -------------  ------------- -------------   ------------- -------------

Renaissance Fund

   Class A
   12/31/97 (b)                      $   0.00        $   0.00       $   0.00      $  (3.61)       $   16.94           16.17%
--------------------------------     -------------   -------------  ------------- -------------   ------------- -------------
   10/01/96-06/30/97                     0.00            0.00           0.00         (2.37)           17.73           27.53
--------------------------------     -------------   -------------  ------------- -------------   ------------- -------------
   9/30/96                               0.00            0.00           0.00         (1.08)           16.08           22.37
--------------------------------     -------------   -------------  ------------- -------------   ------------- -------------
   9/30/95                               0.00            0.00           0.00         (0.33)           14.14           16.10
--------------------------------     -------------   -------------  ------------- -------------   ------------- -------------
   9/30/94                               0.00            0.00           0.00         (0.55)           12.50            1.40
--------------------------------     -------------   -------------  ------------- -------------   ------------- -------------
   9/30/93                               0.00            0.00           0.00         (0.32)           12.88           25.30
--------------------------------     -------------   -------------  ------------- -------------   ------------- -------------
   9/30/92                               0.00            0.00           0.00         (0.40)           10.57           10.70
--------------------------------     -------------   -------------  ------------- -------------   ------------- -------------
   Class B
   12/31/97 (b)                          0.00            0.00           0.00         (3.55)           16.96           15.67
--------------------------------     -------------   -------------  ------------- -------------   ------------- -------------
   10/01/96-06/30/97                     0.00            0.00           0.00         (2.30)           17.77           26.88
--------------------------------     -------------   -------------  ------------- -------------   ------------- -------------
   9/30/96                               0.00            0.00           0.00         (0.93)           16.12           21.54
--------------------------------     -------------   -------------  ------------- -------------   ------------- -------------
   5/22/95-9/30/95                       0.00            0.00           0.00         (0.08)           14.13           13.30
--------------------------------     -------------   -------------  ------------- -------------   ------------- -------------
   Class C
   12/31/97 (b)                          0.00            0.00           0.00         (3.54)           16.87           15.65
--------------------------------     -------------   -------------  ------------- -------------   ------------- -------------
   10/01/96-06/30/97                     0.00            0.00           0.00         (2.29)           17.69           26.86
--------------------------------     -------------   -------------  ------------- -------------   ------------- -------------
   9/30/96                               0.00            0.00           0.00         (0.94)           16.05           21.52
--------------------------------     -------------   -------------  ------------- -------------   ------------- -------------
   9/30/95                               0.00            0.00           0.00         (0.24)           14.09           15.20
--------------------------------     -------------   -------------  ------------- -------------   ------------- -------------
   9/30/94                               0.00            0.00           0.00         (0.46)           12.47            0.70
--------------------------------     -------------   -------------  ------------- -------------   ------------- -------------
   9/30/93                               0.00            0.00           0.00         (0.25)           12.85           24.40
--------------------------------     -------------   -------------  ------------- -------------   ------------- -------------
   9/30/92                               0.00            0.00           0.00         (0.32)           10.56            9.90
--------------------------------     -------------   -------------  ------------- -------------   ------------- -------------

Balanced Fund

   Class A
   12/31/97 (b)                      $   0.00        $   0.00       $   0.00       $  (1.27)      $   11.26            9.91%
--------------------------------     -------------   -------------  ------------- -------------   ------------- -------------
   01/20/97-06/30/97                     0.00            0.00           0.00          (0.16)          11.40            7.42
--------------------------------     -------------   -------------  ------------- -------------   ------------- -------------
   Class B
   12/31/97 (b)                          0.00            0.00           0.00          (1.25)          11.23            9.51
--------------------------------     -------------   -------------  ------------- -------------   ------------- -------------
   01/20/97-06/30/97                     0.00            0.00           0.00          (0.15)          11.39            7.15
--------------------------------     -------------   -------------  ------------- -------------   ------------- -------------
   Class C
   12/31/97 (b)                          0.00            0.00           0.00          (1.25)          11.24            9.62
--------------------------------     -------------   -------------  ------------- -------------   ------------- -------------
   01/20/97-06/30/97                     0.00            0.00           0.00          (0.14)          11.39            7.12
--------------------------------     -------------   -------------  ------------- -------------   ------------- -------------


                                                                    Ratio of Net
                                                     Ratio of       Investment
                                     Net Assets      Expenses to    Income (Loss)                 Average
Selected Per Share Data for          End of          Average Net    to Average    Portfolio       Commission
the Year or Period Ended:            Period (000s)   Assets         Net Assets    Turnover Rate   Rate
                                     -------------   -------------  ------------- -------------   -------------
Value Fund

   Class A
   12/31/97 (b)                      $ 18,436            1.10%*         1.17%*           33%      $   0.06
--------------------------------     -------------   -------------  ------------- -------------   -------------
   01/13/97-06/30/97                   15,648            1.11*          1.71*            71           0.06
--------------------------------     -------------   -------------  ------------- -------------   -------------
   Class B
   12/31/97 (b)                        30,370            1.86*          0.43*            33           0.06
--------------------------------     -------------   -------------  ------------- -------------   -------------
   01/13/97-06/30/97                   25,433            1.86*          0.96*            71           0.06
--------------------------------     -------------   -------------  ------------- -------------   -------------
   Class C
   12/31/97 (b)                        76,988            1.86*          0.43*            33           0.06
--------------------------------     -------------   -------------  ------------- -------------   -------------
   01/13/97-06/30/97                   64,110            1.86*          0.97*            71           0.06
--------------------------------     -------------   -------------  ------------- -------------   -------------

Small Cap Value Fund

   Class A
   12/31/97 (b)                      $ 32,115            1.26%*         1.48%*           18%      $   0.06
--------------------------------     -------------   -------------  ------------- -------------   -------------
   01/20/97-06/30/97                    6,563            1.30*          1.94*            48           0.06
--------------------------------     -------------   -------------  ------------- -------------   -------------
   Class B
   12/31/97 (b)                        60,582            2.01*          0.75*            18           0.06
--------------------------------     -------------   -------------  ------------- -------------   -------------
   01/20/97-06/30/97                   11,077            2.04*          1.23*            48           0.06
--------------------------------     -------------   -------------  ------------- -------------   -------------
   Class C
   12/31/97 (b)                        86,913            2.01*          0.75*            18           0.06
--------------------------------     -------------   -------------  ------------- -------------   -------------
   01/20/97-06/30/97                   20,637            2.05*          1.13*            48           0.06
--------------------------------     -------------   -------------  ------------- -------------   -------------

Renaissance Fund

   Class A
   12/31/97 (b)                      $ 45,857            1.26%*         0.64%*          105%      $   0.06
--------------------------------     -------------   -------------  ------------- -------------   -------------
   10/01/96-06/30/97                   33,606            1.23*          0.95*           131           0.06
--------------------------------     -------------   -------------  ------------- -------------   -------------
   9/30/96                             20,631            1.25           1.60            203           0.06
--------------------------------     -------------   -------------  ------------- -------------   -------------
   9/30/95                             12,933            1.30           2.90            177
--------------------------------     -------------   -------------  ------------- -------------
   9/30/94                             14,942            1.30           2.70            175
--------------------------------     -------------   -------------  ------------- -------------
   9/30/93                              6,328            1.30           2.90            168
--------------------------------     -------------   -------------  ------------- -------------
   9/30/92                              2,593            1.40           3.30            149
--------------------------------     -------------   -------------  ------------- -------------
   Class B
   12/31/97 (b)                        53,661            2.01*         (0.11)*          105           0.06
--------------------------------     -------------   -------------  ------------- -------------   -------------
   10/01/96-06/30/97                   37,253            1.97*          0.20*           131           0.06
--------------------------------     -------------   -------------  ------------- -------------   -------------
   9/30/96                             15,693            2.00           0.85            203           0.06
--------------------------------     -------------   -------------  ------------- -------------   -------------
   5/22/95-9/30/95                      1,760            2.10*          2.20*           177
--------------------------------     -------------   -------------  ------------- -------------
   Class C
   12/31/97 (b)                       370,999            2.01*         (0.12)*          105           0.06
--------------------------------     -------------   -------------  ------------- -------------   -------------
   10/01/96-06/30/97                  313,226            1.97*          0.21*           131           0.06
--------------------------------     -------------   -------------  ------------- -------------   -------------
   9/30/96                            230,058            2.00           0.85            203           0.06
--------------------------------     -------------   -------------  ------------- -------------   -------------
   9/30/95                            174,316            2.10           2.10            177
--------------------------------     -------------   -------------  ------------- -------------
   9/30/94                            178,892            2.00           2.00            175
--------------------------------     -------------   -------------  ------------- -------------
   9/30/93                             94,247            2.10           2.20            168
--------------------------------     -------------   -------------  ------------- -------------
   9/30/92                             45,101            2.10           2.70            149
--------------------------------     -------------   -------------  ------------- -------------
Balanced Fund

   Class A
   12/31/97 (b)                      $  6,065            1.11%*         2.62%*           85%      $   0.06
--------------------------------     -------------   -------------  ------------- -------------   -------------
   01/20/97-06/30/97                      366            1.15*          3.01*           199           0.06
--------------------------------     -------------   -------------  ------------- -------------   -------------
   Class B
   12/31/97 (b)                         3,931            1.85*          1.88*            85           0.06
--------------------------------     -------------   -------------  ------------- -------------   -------------
   01/20/97-06/30/97                    1,124            1.90*          2.28*           199           0.06
--------------------------------     -------------   -------------  ------------- -------------   -------------
   Class C
   12/31/97 (b)                         4,146            1.85*          1.87*            85           0.06
--------------------------------     -------------   -------------  ------------- -------------   -------------
   01/20/97-06/30/97                      921            1.90*          2.26*           199           0.06
--------------------------------     -------------   -------------  ------------- -------------   -------------

* Annualized
  (a) Per share amounts based on average number of shares outstanding during the period.
  (b) Unaudited

                                                      1997 Semeannual Report  67

Trustees and Officers

     William D. Cvengros, Chairman and Trustee
     Stephen J. Treadway, President, Chief Executive Officer and Trustee
     E. Philip Cannon, Trustee
     Donald P. Carter, Trustee
     Gary A. Childress, Trustee
     Gary L. Light, Trustee
     Richard L. Nelson, Trustee
     Lyman W. Porter, Trustee
     Alan Richards, Trustee
     Joel Segall, Trustee
     W. Bryant Stooks, Trustee
     Gerald M. Thorne, Trustee
     Newton B. Schott, Jr., Secretary
     John P. Hardaway, Treasurer

Investment Advisor

     PIMCO Advisors L.P.
     840 Newport Center Drive, Suite 360
     Newport Beach, California 92660

Administrator

     Pacific Investment Management Company
     840 Newport Center Drive, Suite 360
     Newport Beach, California 92660

Custodian

     Investors Fiduciary Trust Company
     801 Pennsylvania
     Kansas City, Missouri 64105

Transfer Agent

     Investors Fiduciary Trust Company
     1004 Baltimore
     Kansas City, Missouri 64105

Counsel

     Ropes & Gray
     One International Place
     Boston, Massachusetts 02110

Independent Accountants

     Price Waterhouse LLP
     1055 Broadway
     Kansas City, Missouri 64105

PIMCO

840 Newport Center Drive, Suite 360
Newport Beach, CA 92660
800.927.4648


This report is submitted for the general information of the shareholders of the PIMCO Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the PIMCO Funds, which contains information covering its investment policies as well as other pertinent information.

PIMCO Funds Distributors LLC
2187 Atlantic Street, Stamford, CT 06902